CHL Mortgage Pass-Through Trust 2007-16
Issuing Entity
Final Term Sheet
$770,783,999 (Approximate)
CWMBS, Inc.
Depositor
Countrywide Home Loans, Inc.
Sponsor and Seller
Countrywide Home Loans Servicing LP
Master Servicer

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.
The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.
This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.
The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

FREE WRITING PROSPECTUS
DATED AUGUST 29, 2007
Mortgage Pass-Through Certificates, Series 2007-16
Distributions payable monthly, beginning September 25, 2007

The issuing entity will issue certificates, including the following classes of certificates that are offered pursuant to this free writing prospectus:

	Initial Class				Initial Class
	Certificate Balance/Initial		Pass-Through		Certificate Balance/Initial	Pass-Through
	Notional Amount (1)		Rate (2)		Notional Amount (1)	Rate (2)
Class A-1	$721,900,000	(3)	6.50%	Class A-9	$96,253,334 (3)	Floating
Class A-2	$25,304,933		6.50%	Class X	$681,232,986 (5)	Variable
Class A-3	$96,253,334	(3)	(4)	Class PO	$2,599,966	(4)
Class A-4	$625,646,666	(3)	Floating	Class A-R	$100	6.50%
Class A-5	$625,646,666	(3)(5)	Floating	Class M	$13,598,000	6.50%
Class A-6	$625,646,666	(3)	Floating	Class B-1	$5,439,000	6.50%
Class A-7	$625,646,666	(3)(5)	Floating	Class B-2	$1,942,000	6.50%
Class A-8	$96,253,334	(3)	Floating

(1)	This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)	The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the method for calculating their pass-through rate and their initial ratings, are listed in the tables under “Summary — Description of the Certificates” in this free writing prospectus.

(3)	All or a portion of the Class A-1 Certificates may be deposited in exchange for certain proportions of the Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates as described in this free writing prospectus. The maximum initial class certificate balance of each class of exchangeable certificates is set forth in the table but is not included in the aggregate class certificate balance of the certificates offered.

(4)	The Class A-3 and Class PO Certificates are principal only certificates and will not accrue interest.

(5)	The Class A-5, Class A-7 and Class X Certificates are interest only notional amount certificates. The initial notional amounts are set forth in the table but are not included in the aggregate class certificate balance of the certificates offered.
This free writing prospectus relate only to the offering of the certificates listed above and not to the other classes of certificates that will be issued by the issuing entity. The certificates represent interests in a pool consisting of primarily 30-year conventional, fixed rate mortgage loans secured by first liens on one-to-four family residential properties.
Credit enhancement for the offered certificates consists of subordination. The credit enhancement for each class of certificates varies. Not all credit enhancement is available for every class.

Summary
Issuing Entity
CHL Mortgage Pass-Through Trust 2007-16, a common law trust formed under the laws of the State of New York.
Depositor
CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.
Sponsor and Sellers
Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.
Master Servicer
Countrywide Home Loans Servicing LP.
Trustee
The Bank of New York.
Pooling and Servicing Agreement
The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.
Cut-off Date
For any mortgage loan conveyed to the issuing entity on the closing date, the later of August 1, 2007 and the date of origination for that mortgage loan (the “initial cut-off date”).
For any mortgage loan conveyed to the issuing entity after the closing date, the later of the origination date for that mortgage loan and the first day of the month of the conveyance to the issuing entity.
Closing Date
On or about August 30, 2007.
Pre-Funding
If the aggregate stated principal balance as of the initial cut-off date of the mortgage loans conveyed to the issuing entity on the closing date is less than $777,000,000, an account (the “pre-funding account”) will be established with the trustee on the closing date and funded in an amount equal to the excess of this amount over the aggregate stated principal balance of the mortgage loans conveyed to the issuing entity on the closing date (referred to as the “pre-funded amount”).
Pre-Funded Amount:
As of the date of this free writing prospectus, the pre-funded amount to be deposited in the pre-funding account is expected to be approximately $121,686,856.
Funding Period:
The funding period will begin on the closing date and end on the earlier of (x) the date the amount in the pre-funding account is less than $150,000 and (y) September 30, 2007.
Use of Pre-Funded Amount:
Any pre-funded amount is expected to be used to purchase supplemental mortgage loans. Any pre-funded amount not used during the funding period to purchase supplemental mortgage loans will be distributed to holders of the senior certificates as a prepayment of principal on the distribution date immediately following the end of the funding period.
Capitalized Interest Account:
Because some of the mortgage loans may not be acquired by the issuing entity until after the closing date, there may not be sufficient interest collections from mortgage loans to pay all the interest due on the certificates on the first and possibly the second distribution dates. If a pre-funding account is funded, a capitalized interest account will be established and funded on the closing date to cover those shortfalls.
Restrictions on Supplemental Mortgage Loan Purchases:
Purchases of supplemental mortgage loans are subject to the same criteria as the initial mortgage loans and additional restrictions related to the composition of the mortgage pool following the acquisition of the supplemental mortgage loans, as described in this free writing prospectus.

The Mortgage Loans
The mortgage loans will consist primarily of 30-year conventional, fixed-rate mortgage loans secured by first liens on one-to-four family residential properties.
The mortgage loans for which statistical information is presented in this free writing prospectus are referred to as the initial mortgage loans. The statistical information presented in this free writing prospectus regarding the initial mortgage loans is as of the initial cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the initial mortgage loans as of the initial cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date (the initial mortgage loans and any additional mortgage loans delivered on the closing date are referred to as the “Closing Date Mortgage Loans”). However, the statistical information presented in this free writing prospectus does not reflect all of the mortgage loans that may be included in the issuing entity. Supplemental mortgage loans may be included during the funding period. Further, certain initial mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus and mortgage loans may be added on the closing date. Any addition or substitution will not result in a material difference in the closing date mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the initial mortgage loans presented in this free writing prospectus.
As of the initial cut-off date, the initial mortgage loans in the mortgage pool had the following characteristics:

Aggregate Current Principal Balance	$655,313,144

Geographic Concentrations in excess of 10%:

California	30.91%

Weighted Average Original LTV Ratio	75.14%

Weighted Average Mortgage Rate	6.916%

Range of Mortgage Rates	5.750 % to 8.500%

Average Current Principal Balance	$601,205

Range of Current Principal Balances	$418,089 to $2,000,000

Weighted Average Remaining Term to Maturity	357 months

Weighted Average FICO Credit Score	744
Additional information regarding the initial mortgage loans is set forth in Annex A attached to this free writing prospectus.

Description of the Certificates
The issuing entity will issue the following classes of certificates:

	Initial
	Class Certificate
	Balance/Initial		Initial Rating	Initial Rating
Class	Notional Amount (1)	Type	(Fitch) (2)	(S&P) (2)
Offered Certificates
Class A-1	$721,900,000	Senior/Fixed Pass-Through Rate/Super Senior/Depositable(3)	AAA	AAA
Class A-2	$25,304,933	Senior/Fixed Pass-Through Rate/Support	AAA	AAA
Class A-3	$96,253,334	Senior/Principal Only/Super Senior/Exchangeable(3)	AAA	AAA
Class A-4	$625,646,666	Senior/Floating Pass-Through Rate/Super Senior/ Exchangeable(3)	AAA	AAA
Class A-5	$625,646,666	Senior/Inverse Floating Pass-Through Rate/Notional Amount/Interest Only/ Exchangeable(3)	AAA	AAA
Class A-6	$625,646,666	Senior/Floating Pass-Through Rate/Super Senior/ Exchangeable(3)	AAA	AAA
Class A-7	$625,646,666	Senior/Inverse Floating Pass-Through Rate/Notional Amount/Interest Only/ Exchangeable(3)	AAA	AAA
Class A-8	$96,253,334	Senior/Inverse Floating Pass-Through Rate/Super Senior/ Exchangeable(3)	AAA	AAA
Class A-9	$96,253,334	Senior/Inverse Floating Pass-Through Rate/Super Senior/ Exchangeable(3)	AAA	AAA
Class X	$681,232,986	Senior/Variable Pass-Through Rate/Notional Amount/Interest Only	AAA	AAA
Class PO	$2,599,966	Senior/Principal Only	AAA	AAA
Class A-R	$100	Senior/Fixed Pass-Through Rate/Residual	AAA	AAA
Class M	$13,598,000	Subordinate/Fixed Pass-Through Rate	AA	N/R
Class B-1	$5,439,000	Subordinate/Fixed Pass-Through Rate	A	N/R
Class B-2	$1,942,000	Subordinate/Fixed Pass-Through Rate	BBB	N/R
Non-Offered Certificates (4)
Class B-3	$3,497,000	Subordinate/Fixed Pass-Through Rate
Class B-4	$777,000	Subordinate/Fixed Pass-Through Rate
Class B-5	$1,942,000	Subordinate/Fixed Pass-Through Rate

(1)	This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2)	The offered certificates will not be offered unless they are assigned the indicated ratings by Fitch Ratings (“Fitch”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). “N/R” indicates that the agency was not asked to rate the certificates. The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)	All or a portion of the Class A-1 Certificates may be deposited in exchange for certain proportions of the Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates, as applicable, as described in this free writing prospectus under “Description of the Certificates—Exchangeable Certificates.” The maximum initial class certificate balance of each class of exchangeable certificates is set forth in the table.

(4)	The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

The certificates also will have the following characteristics:

			Interest Accrual
Class	Pass-Through Rate	Interest Accrual Period	Convention
Offered Certificates
Class A-1	6.50%	calendar month (1)	30/360 (2)
Class A-2	6.50%	calendar month (1)	30/360 (2)
Class A-3	(3)	N/A	N/A
Class A-4	LIBOR + 0.55% (4)	(5)	30/360 (2)
Class A-5	6.95% - LIBOR (4)	(5)	30/360 (2)
Class A-6	LIBOR + 0.65% (4)	(5)	30/360 (2)
Class A-7	6.85% - LIBOR (4)	(5)	30/360 (2)
Class A-8	45.17499969% – (6.49999995 x LIBOR) (4)	(5)	30/360 (2)
Class A-9	44.52499969% – (6.49999995 x LIBOR) (4)	(5)	30/360 (2)
Class X	(6)	calendar month (1)	30/360 (2)
Class PO	(3)	N/A	N/A
Class A-R	6.50%	calendar month (1)	30/360 (2)
Class M	6.50%	calendar month (1)	30/360 (2)
Class B-1	6.50%	calendar month (1)	30/360 (2)
Class B-2	6.50%	calendar month (1)	30/360 (2)
Non-Offered Certificates
Class B-3	6.50%	calendar month (1)	30/360 (2)
Class B-4	6.50%	calendar month (1)	30/360 (2)
Class B-5	6.50%	calendar month (1)	30/360 (2)

(1)	The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(2)	Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(3)	This class of certificates is a class of principal only certificates and will not accrue any interest.

(4)	The pass-through rates on the LIBOR Certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap. LIBOR for the related interest accrual period is calculated as described in this free writing prospectus under “Description of the Certificates – Determination of LIBOR.”

(5)	The interest accrual period for any distribution date will be the one-month period commencing on the 25th day of the month prior to the month in which that distribution date occurs and ending on the 24th day of the month of that distribution date.

(6)	The pass-through rate for the Class X Certificates for the interest accrual period related to any distribution date will equal the weighted average of the net mortgage rates of the non-discount mortgage loans, weighted on the basis of the stated principal balances thereof as of the due date in the preceding calendar month (after giving effect to prepayments received in the prepayment period related to such prior due date) less 6.50%. See “Description of the Certificates — Interest” in this free writing prospectus.

Designations
We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

Designation	Classes of Certificates
Senior Certificates	Class A-1, Class A-2, Class A-R, Class X and Class PO Certificates
Subordinated Certificates	Class M and Class B Certificates
LIBOR Certificates	Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates
Class A Certificates	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-R Certificates
Class B Certificates	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
Notional Amount Certificates	Class A-5, Class A-7 and Class X Certificates
Principal Only Certificates	Class A-3 and Class PO Certificates
Depositable Certificates	Class A-1 Certificates
Exchangeable Certificates	Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates
Offered Certificates	Class A, Class X, Class PO, Class M, Class B-1 and Class B-2 Certificates
Record Date
The last business day of the month preceding the month of that distribution date.
Denominations
Offered Certificates (other than the Class A-R Certificates):
$25,000 and multiples of $1 in excess thereof.
Class A-R Certificates:
Two certificates of $99.99 and $0.01, respectively.
Registration of Certificates
Offered Certificates other than the Class A-R Certificates:
Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company.
Class A-R Certificates
Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.
See “Description of the Certificates — Book-Entry Certificates; Denominations” in this free writing prospectus.
Distribution Dates
Beginning on September 25, 2007, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.
Last Scheduled Distribution Date
The last scheduled distribution date for each class of certificates is the distribution date in October 2037. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.
Interest Payments
The related interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates are listed in the table under “Summary — Description of the Certificates” in this free writing prospectus.

On each distribution date, to the extent funds are available, each class of senior and subordinated certificates will be entitled to receive:
•	interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount, as applicable, immediately prior to that distribution date; and
•	any interest that was not paid on prior distribution dates; less
•	any net interest shortfalls allocated to that class for that distribution date.
On each distribution date, each class of exchangeable certificates will be entitled to receive a proportionate share of the amounts distributed as interest on the related depositable certificates that have been deposited.
The principal only certificates do not bear interest.
See “Description of the Certificates — Interest” in this free writing prospectus.
Allocation of Net Interest Shortfalls:
For any distribution date, the interest entitlement for each class of interest-bearing senior and subordinated certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans resulting from:
•	prepayments on the mortgage loans; and
•	reductions in the interest rate on the related mortgage loans due to Servicemembers Relief Act reductions or debt service reductions.
Net interest shortfalls on any distribution date will be allocated pro rata among all senior and subordinated classes entitled to receive distributions of interest on that distribution date, based on their respective entitlements, in each case before taking into account any reduction in the amounts from net interest shortfalls.
If on any distribution date, available funds are not sufficient to make a full distribution of the interest entitlement on the certificates in the order described below under “— Priority of Distributions Among Certificates”, interest will be distributed on each class of certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date.
On each distribution date, each class of exchangeable certificates will be allocated a proportionate share of the net interest shortfalls allocated to the related depositable certificates that have been deposited.
See “Description of the Certificates — Interest” and “—Allocation of Interest Shortfalls” in this free writing prospectus.
Principal Payments
On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.
Generally, all payments and other amounts in respect of principal of the mortgage loans will be allocated between the Class PO Certificates, on the one hand, and the senior certificates (other than the notional amount certificates and the Class PO Certificates) and the subordinated certificates, on the other hand, in each case based on the applicable PO percentage and the applicable non-PO percentage, respectively, of those amounts. The non-PO percentage with respect to any mortgage loan with a net mortgage rate less than 6.50% will be equal to the net mortgage rate divided by 6.50% and the PO percentage of that mortgage loan will be equal to 100% minus that non-PO percentage. With respect to a mortgage loan with a net mortgage rate equal to or greater than 6.50%, the non-PO percentage will be 100% and the PO percentage will be 0%. The applicable non-PO percentage of those amounts will be allocated to the senior certificates (other than the notional amount certificates and the Class PO Certificates) as set forth below, and any remainder of the non-PO amount is allocated to the subordinated certificates:
•	in the case of scheduled principal collections on the mortgage loans, the amount allocated to the senior certificates is based on the ratio of the aggregate class certificate balance of the senior certificates (other than the Class PO Certificates) to the aggregate class certificate balance of all senior and subordinated certificates, other than the Class PO Certificates; and
•	in the case of principal prepayments the amount allocated to the senior certificates is based on a fixed percentage (equal to 100%) until the fifth anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing, no decrease in the senior prepayment percentage will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans are satisfied.
Principal will be distributed on each class of senior and subordinated certificates entitled to receive principal payments as described below under “—Amounts Available for Distributions on the Certificates.”
On each distribution date, each class of exchangeable certificates will be entitled to receive a proportionate share of the amounts distributed as principal of the related classes of depositable certificates that have been deposited.
The notional amount certificates do not have class certificate balances and are not entitled to any distributions of principal but will bear interest during each interest accrual period on their respective notional amounts.
See “Description of the Certificates — Principal” in this free writing prospectus.
Exchangeable Certificates
Depositable certificates may be deposited in exchange for a proportionate interest in one or more classes of exchangeable certificates as shown on Annex I to this free writing prospectus. Depositable certificates can be exchanged for the exchangeable certificates by notifying the trustee, depositing the correct proportions of the applicable depositable certificates and paying an exchange fee. Principal of and interest on the depositable certificates so deposited is used to pay principal of and interest on the related exchangeable certificates. Annex I lists the available combinations of the depositable certificates eligible for deposit in exchange for the exchangeable certificates.
See “Description of the Certificates—Exchangeable Certificates” in this free writing prospectus for a description of Exchangeable Certificates and exchange procedures and fees.
Amounts Available for Distributions on the Certificates
The amount available for distributions on the certificates on any distribution date will generally consist of the following amounts (after the fees and expenses described under the next heading are subtracted):
•	all scheduled installments of interest and principal due and received on the mortgage loans in the applicable period, together with any advances with respect to them;
•	all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures;
•	net proceeds from the liquidation of defaulted mortgage loans, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);
•	subsequent recoveries with respect to mortgage loans;
•	partial or full prepayments collected during the applicable period, together with interest paid in connection with the prepayment (other than certain excess amounts payable to the master servicer) and the compensating interest;
•	any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period; and
•	for each distribution date during, and the distribution date immediately after the funding period, any amounts required pursuant to the pooling and servicing agreement to be deposited from the capitalized interest account, and for the first distribution date following the funding period, any amounts remaining in the pre-funding account after the end of the funding period (net of any investment income thereon).
Fees and Expenses
The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:
•	the master servicing fee and additional servicing compensation due to the master servicer;

•	the trustee fee due to the trustee;
•	lender paid mortgage insurance premiums, if any;
•	the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement; and
•	all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.
Any amounts paid from amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.
Servicing Compensation
Master Servicing Fee:
The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.175% (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans.
Additional Servicing Compensation:
The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges, including prepayment charges, and all reinvestment income earned on amounts on deposit in certain of the issuing entity’s accounts and excess proceeds with respect to mortgage loans as described under “Description of the Certificates —Priority of Distributions Among Certificates”.
Source and Priority of Distributions:
The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.
Priority of Distributions
Priority of Distributions Among Certificates
In general, on any distribution date, available funds will be distributed in the following order:
•	to interest on each interest-bearing class of senior certificates, pro rata, based on their respective interest entitlements;
•	to principal of the classes of senior certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;
•	to any deferred amounts payable on the Class PO Certificates, but only from amounts that would otherwise be distributed on that distribution date as principal of the subordinated certificates;
•	to interest on and then principal of each class of subordinated certificates, in the order of their distribution priorities, beginning with the Class M Certificates, in each case subject to the limitations set forth below; and
•	to the Class A-R Certificates, any remaining available amounts.
Principal
On each distribution date the non-PO formula principal amount will be distributed first as principal of the classes of senior certificates (other than the notional amount certificates and the Class PO Certificates) as specified below, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount.
Senior Certificates (other than the notional amount certificates and the Class PO Certificates):
On each distribution date, the non-PO formula principal amount, up to the amount of the senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, in the following order:
(1) to the Class A-R Certificates, until its class certificate balance is reduced to zero; and
(2) concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Class PO Certificates:
On each distribution date, principal will be distributed to the Class PO Certificates in an amount equal to the lesser of (x) the PO formula principal amount for that distribution date and (y) the product of:
•	available funds remaining after distribution of interest on the senior certificates; and
•	a fraction, the numerator of which is the PO formula principal amount and the denominator of which is the sum of the PO formula principal amount and the senior principal distribution amount.
Subordinated Certificates; Applicable Credit Support Percentage Trigger:
On each distribution date, to the extent of available funds available therefor, the non-PO formula principal amount, up to the subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of their distribution priorities, beginning with the Class M Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the subordinated principal distribution amount (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class (referred to as a “restricted class”), each restricted class will not receive distributions of partial principal prepayments and prepayments in full. Instead, the portion of the partial principal prepayments and prepayments in full otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances, and distributed in the sequential order described above.
Allocation of Realized Losses
On each distribution date, the amount of any realized losses on the mortgage loans will be allocated as follows:
•	the PO percentage of any realized losses on a discount mortgage loan will be allocated to the Class PO Certificates; provided, however, that on or before the senior credit support depletion date, (i) those realized losses will be treated as Class PO Deferred Amounts and will be paid on the Class PO Certificates (to the extent funds are available from amounts otherwise allocable to the subordinated principal distribution amount) before distributions of principal on the subordinated certificates and (ii) the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of any payments of Class PO Deferred Amounts; and
•	the non-PO percentage of any realized losses will be allocated in the following order:
•	first, to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding, with the lowest distribution priority until their respective class certificate balances are reduced to zero, and
•	second, sequentially to the Class A-2 and Class A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero.
On each distribution date, the class certificate balance of each class of then outstanding exchangeable certificates will be reduced by a proportionate share of the amount of the realized losses allocated on that distribution date to the related classes of depositable certificates that have been deposited.
In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of the senior and subordinated certificates (other than the notional amount certificates) exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.
Credit Enhancement
The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination
The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.
Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans, first to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the notional amount certificates) in accordance with the priorities set forth above under “— Allocation of Realized Losses.”
Further, the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of distributions on the Class PO Certificates in reimbursement for the Class PO deferred amounts as described above under “— Allocation of Realized Losses.”
Additionally, as described above under “— Principal Payments,” the senior prepayment percentage (which determines the allocation of the principal prepayments between the senior certificates and the subordinated certificates) will exceed the senior percentage (which represents the senior certificates (other than the notional amount certificates and the Class PO Certificates)) as a percentage of all the senior and subordinated certificates (other than the notional amount certificates and the Class PO Certificates) for at least the first 9 years after the closing date. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage pool evidenced by the subordinated certificates. Increasing the interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.
See “Description of the Certificates — Allocation of Realized Losses” in this free writing prospectus.
Advances
The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.
Repurchase, Substitution and Purchase of Mortgage Loans
The sellers will be required to repurchase, or substitute, with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.
Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more according to the MBA Method.
If a borrower requests a reduction to the mortgage rate for the related mortgage loan, the master servicer is required to agree to that reduction if Countrywide Home Loans, Inc., in its corporate capacity, agrees to purchase that mortgage loan from the issuing entity. Countrywide Home Loans, Inc. will be obligated to purchase that mortgage loan upon modification of the mortgage rate by the master servicer.
The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).
Optional Termination
The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the sum of (x) the aggregate stated principal balance of the closing date mortgage loans as of the initial cut-off date and (y) any pre-funded amount on the closing date.

Tax Status
For federal income tax purposes, the issuing entity (exclusive of the pre-funding account and the capitalized interest account) will be composed of multiple entities consisting of a trust beneath which are one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue several classes of uncertificated REMIC regular interests, all of which will be held in trust, and a single class of REMIC residual interest. The senior and subordinated certificates (including the depositable certificates and the exchangeable certificates) will represent beneficial ownership of one or more of the uncertificated Master REMIC regular interests held in trust. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.
ERISA Considerations
The offered certificates (other than the Class PO, Class X, Class A-R, Class M, Class B-1 and Class B-2 Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.
Legal Investment
The Class A, Class X, Class PO and Class M Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Description of the Certificates
General
The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.
The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.
The Mortgage Pass-Through Certificates, Series 2007-16, will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class X, Class PO, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.
When describing the certificates in this free writing prospectus, we sometimes use the following terms:

Designation	Classes of Certificates
Senior Certificates	Class A-1, Class A-2, Class A-R, Class X and Class PO Certificates
Subordinated Certificates	Class M and Class B Certificates
LIBOR Certificates	Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates
Class A Certificates	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-R Certificates
Class B Certificates	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
Notional Amount Certificates	Class A-5, Class A-7 and Class X Certificates
Principal Only Certificates	Class A-3 and Class PO Certificates
Depositable Certificates	Class A-1 Certificates
Exchangeable Certificates	Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates
Offered Certificates	Class A, Class X, Class PO, Class M, Class B-1 and Class B-2 Certificates
The certificates are generally referred to as the following types:

Class	Type
Class A-1	Senior/Fixed Pass-Through Rate/Super Senior/Depositable
Class A-2	Senior/Fixed Pass-Through Rate/Support
Class A-3	Senior/Principal Only/Super Senior/Exchangeable
Class A-4	Senior/Floating Pass-Through Rate/Super Senior/Exchangeable

Class	Type
Class A-5	Senior/Inverse Floating Pass-Through Rate/Notional Amount/Interest Only/Exchangeable
Class A-6	Senior/Floating Pass-Through Rate/Super Senior/Exchangeable
Class A-7	Senior/Inverse Floating Pass-Through Rate/Notional Amount/Interest Only/Exchangeable
Class A-8	Senior/Inverse Floating Pass-Through Rate/Super Senior/Exchangeable
Class A-9	Senior/Inverse Floating Pass-Through Rate/Super Senior/Exchangeable
Class X	Senior/Variable Pass-Through Rate/Notional Amount/Interest Only
Class PO	Senior/Principal Only
Class A-R	Senior/Fixed Pass-Through Rate/Residual
Subordinated Certificates	Subordinate/Fixed Pass-Through Rate
The Class B-3, Class B-4 and Class B-5 Certificates are not being offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.
The senior certificates will have an initial aggregate class certificate balance of approximately $749,804,999 and will evidence in the aggregate an initial beneficial ownership interest of approximately 96.50% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

Initial Beneficial
Class of Subordinated Certificates	Ownership Interest
Class M	1.75%
Class B-1	0.70%
Class B-2	0.25%
Class B-3	0.45%
Class B-4	0.10%
Class B-5	0.25%
Calculation of Class Certificate Balance
The “Class Certificate Balance” of any class of certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:
•	all amounts previously distributed to holders of certificates of the class as payments of principal,

•	the amount of Realized Losses allocated to the class, and

•	in the case of any class of subordinated certificates, any amounts allocated to the class in reduction of its Class Certificate Balance in respect of payments of Class PO Deferred Amounts, as described under “— Allocation of Realized Losses;”
provided, however, that the Class Certificate Balance of each class of senior and subordinated certificates to which Realized Losses have been allocated will be increased sequentially in the order of distribution priority (from highest to lowest) by the amount of Subsequent Recoveries distributed as principal to any class of senior or subordinated certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of senior and subordinated certificates, following all distributions and the allocation of all Realized Losses on any Distribution Date, exceeds the aggregate Stated Principal Balance of the mortgage loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period).
The Class Certificate Balance of each class of Exchangeable Certificates for any Distribution Date will equal the proportionate share of the aggregate Class Certificate Balance immediately prior to that Distribution Date of the related classes of Depositable Certificates that have been deposited.
Notional Amount Certificates
The Class A-5, Class A-7 and Class X Certificates are notional amount certificates.
The notional amount for the interest accrual period for any Distribution Date and:
•	the Class A-5 Certificates will equal the Class Certificate Balance of the Class A-4 Certificates immediately prior to such Distribution Date;

•	the Class A-7 Certificates will equal the Class Certificate Balance of the Class A-6 Certificates immediately prior to such Distribution Date;

•	the Class X Certificates will equal the aggregate Stated Principal Balance of the Non-Discount mortgage loans as of the Due Date in the preceding calendar month (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date).
Book-Entry Certificates; Denominations
The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that, in the aggregate, will equal the initial Class Certificate Balance of each class of certificates and which will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and in integral multiples of $1.00 in excess thereof. The depositor has been informed by the depository that its nominee will be CEDE & Co. (“CEDE”). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. No beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.
Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.
For a description of the procedures generally applicable to the book-entry certifica.
Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Determination of LIBOR
The LIBOR Certificates will bear interest during their initial interest accrual period at the applicable initial pass-through rates set forth in the table under “— Interest” below, and during each interest accrual period thereafter at the applicable rate determined as described in the table under “— Interest” below.
LIBOR applicable to an interest accrual period for the LIBOR Certificates will be determined on the second business day prior to the commencement of that interest accrual period (a “LIBOR Determination Date”). On each LIBOR Determination Date, the trustee, as calculation agent, will establish LIBOR for the related interest accrual period on the basis of the rate for one-month deposits in U.S. dollars quoted on the Bloomberg Terminal for that LIBOR Determination Date.
If on the initial LIBOR Determination Date, the calculation agent is required but unable to determine LIBOR in the manner provided in this free writing prospectus, LIBOR for the next interest accrual period will be 5.50%.
Payments on Mortgage Loans; Accounts
Certificate Account. On or before the closing date, the master servicer will establish an account (the “Certificate Account”), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, FSB, which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of mortgage loans subsequent to the cut-off date (other than in respect of principal and interest due on the mortgage loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:
•	all payments on account of principal on the mortgage loans, including principal prepayments;

•	all payments on account of interest on the mortgage loans, net of the related master servicing fee (as adjusted by Compensating Interest payments), any lender paid mortgage insurance premiums and any prepayment interest excess;

•	all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer’s normal servicing procedures;

•	any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

•	any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly income from REO Property;

•	all Substitution Adjustment Amounts; and

•	all advances made by the master servicer.
Prior to their deposit into the Certificate Account, payments and collections on the mortgage loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections.
The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

•	to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

•	to reimburse each of the master servicer and the trustee for unreimbursed advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the mortgage loan(s) in respect of which any such advance was made;

•	to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer’s certificate indicating the amount of the nonrecoverable advance and identifying the related mortgage loan(s), and their respective portions of the nonrecoverable advance);

•	to reimburse the master servicer for insured expenses from the related insurance proceeds;

•	to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, “Servicing Advances”), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

•	to pay to the purchaser, with respect to each mortgage loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such mortgage loan after the date of such purchase;

•	to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

•	to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

•	to withdraw an amount equal to the sum of (a) the Available Funds and (b) the trustee fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

•	to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.
The master servicer is required to maintain separate accounting, on a mortgage loan by mortgage loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.
Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds and the trustee fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the “Distribution Account”). Upon termination of the Funding Period, the trustee will deposit into the Distribution Account any amounts remaining in the Pre-funding Account, other than the investment earnings, for distribution to the related certificateholders. The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:
•	the aggregate amount remitted by the master servicer to the trustee; and
•	any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under “— Priority of Distributions Among Certificates” and may from time to time make withdrawals from the Distribution Account:
•	to pay the trustee fee to the trustee;
•	to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;
•	to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

•	to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.
There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.
Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the mortgage loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.
Exchangeable Certificates Distribution Account. On or prior to the closing date, the trustee will establish an account (the “Exchangeable Certificates Distribution Account”), which will be maintained in trust for the benefit of the holders of the Exchangeable Certificates. The trustee will deposit or cause to be deposited in the Exchangeable Certificates Distribution Account all amounts it receives in respect of the Depositable Certificates that have been deposited, which will then be used to make distributions on that day to the applicable classes of Exchangeable Certificates as described below.
Investments of Amounts Held in Accounts
The Certificate Account, the Distribution Account, the Pre-funding Account and the Capitalized Interest Account. All funds in the Certificate Account, the Distribution Account, the Pre-funding Account and the Capitalized Interest Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. In the case of:
•	the Certificate Account and the Distribution Account, all income and gain net of any losses realized from the investment will be for the benefit of the Master Servicer as additional servicing compensation and will be remitted to it monthly as described herein;
•	the Pre-funding Account, all income and gain net of any losses realized from the investment will be for the benefit of the depositor and will be remitted to the depositor as described herein; and
•	the Capitalized Interest Account, any amounts remaining after making distributions of interest on the first Distribution Date following the end of the Funding Period will be paid to the depositor and will not thereafter be available for distribution to certificateholders.

The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer’s own funds immediately as realized. The amount of any losses incurred in the Pre-funding Account or the Capitalized Interest Account in respect of the investments will be deposited by the Depositor into the Pre-funding Account or Capitalized Interest Account, as applicable out of the depositor’s own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account, the Pre-funding Account or the Capitalized Interest Account and made in accordance with the pooling and servicing agreement.
The Exchangeable Certificates Distribution Account. Funds on deposit in the Exchangeable Certificates Distribution Account will not be invested.
Exchangeable Certificates
General. All or a portion of the Class A-1 Certificates (the “Depositable Certificates”) may be deposited in exchange for a proportionate interest in the Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates, as applicable (the “Exchangeable Certificates”) in the combinations shown in Annex I to this free writing prospectus. All or a portion of the Exchangeable Certificates may also be deposited in exchange for the Depositable Certificates in the same manner. Each exchange may be effected only in proportions that result in the principal and interest entitlements of the certificates being received being equal to the principal and interest entitlements of the certificates deposited. This process may occur repeatedly.
The classes of Depositable Certificates and of Exchangeable Certificates that are outstanding at any given time, and the outstanding Class Certificate Balances or notional amounts of these classes, will depend upon any related distributions of principal, as well as any exchanges that occur and prior principal distributions. Depositable Certificates and Exchangeable Certificates may be exchanged only in the combinations and in the proportions that the initial Class Certificate Balances or notional amounts of such certificates bear to one another as shown in Annex I to this free writing prospectus.
Holders of Exchangeable Certificates will be the beneficial owners of a proportionate interest in the uncertificated REMIC Interests underlying the related Depositable Certificates that are deposited and will receive a proportionate share of the distributions on those certificates subject to the priorities described herein.
Procedures. If a holder of Depositable Certificates wishes to exchange its Depositable Certificates for the related Exchangeable Certificates or a holder of Exchangeable Certificates wishes to exchange its Exchangeable Certificates for the related Depositable Certificates, the certificateholder must notify the trustee no later than three business days before the proposed exchange date. Notice to the trustee may be provided by email to cwmacrs@bankofny.com or by telephone at (800) 254-2826. The exchange date will be subject to the trustee’s approval but it can generally be any business day other than the first or last business day of the month. The notice must (i) be on the certificateholder’s letterhead, (ii) carry a medallion stamp guarantee or be signed by an authorized signatory and be presented with an incumbency certificate and (iii) set forth the following information: the CUSIP number of both the certificates to be exchanged and the certificates to be received, the outstanding Class Certificate Balance or notional amount, as applicable, and the initial Class Certificate Balance or notional amount, as applicable, of the certificates to be exchanged, the certificateholder’s DTC participant number and the proposed exchange date. After receiving the notice, the trustee will email the certificateholder with wire payment instructions relating to the exchange fee and, assuming the combination or exchange is a permitted combination or exchange as listed on Annex I, the certificateholder will use the Deposit and Withdrawal System at DTC to exchange the certificates. A notice becomes irrevocable on the second business day before the proposed exchange date.
In connection with each exchange, the certificateholder must pay the trustee a fee equal to 1/32 of 1% of the outstanding Class Certificate Balance of the certificates to be exchanged. In no event, however, will the fee be either less than $2,000 or greater than $25,000. The exchange will be completed upon the receipt by the trustee of the exchange fee and the beneficial interest in the Depositable Certificates.
The trustee will make the first distribution on a Depositable Certificate or an Exchangeable Certificate received in an exchange transaction on the Distribution Date in the following month to the certificateholder of record as of the close of business on the last day of the month of the exchange.

Neither the trustee nor the depositor will have any obligation to ensure the availability of the applicable certificates for the desired combination or exchange or to accomplish any combination or exchange other than those listed on Annex I to this free writing prospectus.

Fees and Expenses
The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

Type / Recipient (1)	Amount	General Purpose	Source (2)	Frequency
Fees

Master Servicing Fee / Master Servicer	One-twelfth of the Stated Principal Balance of each mortgage loan multiplied by the master servicing fee rate (3)	Compensation	Amounts on deposit in the Certificate Account representing payments of interest and application of liquidation proceeds with respect to that mortgage loan	Monthly

	• Prepayment interest excess	Compensation	Interest paid by obligors with respect to certain prepayments on the mortgage loans	Monthly

	• All late payment fees, assumption fees and other similar charges including prepayment charges	Compensation	Payments made by obligors with respect to the mortgage loans	Time to time

	• All investment income earned on amounts on deposit in the Certificate Account and Distribution Account.	Compensation	Investment income related to the Certificate Account and the Distribution Account	Monthly

	• Excess Proceeds (4)	Compensation	Liquidation proceeds and Subsequent Recoveries	Time to time

Trustee Fee (the “Trustee Fee”) / Trustee	One-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the outstanding mortgage loans. (5)	Compensation	Amounts on deposit in the Certificate Account or the Distribution Account	Monthly

Expenses

Insured expenses / Master Servicer	Expenses incurred by the master servicer	Reimbursement of Expenses	To the extent the expenses are covered by an insurance policy with respect to the mortgage loan	Time to time

Servicing Advances /Master Servicer	To the extent of funds available, the amount of any Servicing Advances.	Reimbursement of Expenses	With respect to each mortgage loan, late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that mortgage loan (6)	Time to time

Indemnification expenses / the sellers, the master servicer and the depositor	Amounts for which the sellers, the master servicer and depositor are entitled to indemnification (7)	Indemnification	Amounts on deposit on the Certificate Account.	Monthly

(1)	If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses.

(2)	Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3)	The master servicing fee rate for each mortgage loan will equal 0.175% per annum. The amount of the monthly master servicing fee is subject to adjustment with respect to mortgage loans that are prepaid in full.

(4)	“Excess Proceeds” with respect to a liquidated mortgage loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the mortgage loan plus (ii) accrued interest on the mortgage loan at the mortgage rate during each Due Period as to which interest was not paid or advanced on the mortgage loan.

(5)	The “Trustee Fee Rate” is equal to 0.009% per annum.

(6)	Reimbursement of Servicing Advances for a mortgage loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that mortgage loan.

(7)	Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

Distributions
Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in September 2007 (each, a “Distribution Date”), to the persons in whose names the certificates are registered at the close of business on the Record Date. The “Record Date” for any Distribution Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.
Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a notional amount certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.
Priority of Distributions Among Certificates
As more fully described in this free writing prospectus, distributions will be made on each Distribution Date from Available Funds in the following order:
•	to interest on each interest-bearing class of senior certificates, pro rata, based on their respective interest entitlements;

•	to principal of the classes of senior certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth under “Description of the Certificates — Principal” in this free writing prospectus in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

•	to any Class PO Deferred Amounts with respect to the Class PO Certificates, but only from amounts that would otherwise be distributed on the Distribution Date as principal of the subordinated certificates;

•	to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth under “Description of the Certificates — Interest” and “— Principal” in this free writing prospectus; and

•	any remaining available amounts, to the Class A-R Certificates.
“Available Funds” for any Distribution Date will equal the sum of:
•	all scheduled installments of interest (net of the related Expense Fees and premiums in respect of lender paid primary mortgage insurance on a mortgage loan) and principal due on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

•	all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the master servicer’s normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted mortgage loans, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries;

•	all partial or full prepayments received during the related Prepayment Period, together with all interest paid in connection with those payments, other than certain excess amounts, and Compensating Interest;

•	amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by the related seller or the master servicer as of the Distribution Date; and

•	for each Distribution Date during, and the Distribution Date immediately after the Funding Period, any amounts required pursuant to the pooling and servicing agreement to be deposited from the Capitalized Interest Account, and for the first Distribution Date following the Funding Period, any amounts remaining in the Pre-funding Account after the end of the Funding Period (net of any investment income thereon);
reduced by amounts in reimbursement for advances previously made and other amounts as to which the master servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.
In the event that Depositable Certificates are exchanged for the related Exchangeable Certificates, such Exchangeable Certificates will be entitled to a proportionate share of the principal and interest distributions on each related class of Depositable Certificates that has been deposited. In addition, the outstanding Exchangeable Certificates will bear a proportionate share of losses and net interest shortfalls allocable to each related class of Depositable Certificates that has been deposited.
Interest
Pass-Through Rates. The classes of offered certificates will have the respective pass-through rates set forth in the tables under “Summary — Description of the Certificates” in this free writing prospectus or as described below.
LIBOR Certificates.
Each class of LIBOR Certificates will bear interest during its initial interest accrual period at the Initial Pass-Through Rate set forth below, and will bear interest during each interest accrual period thereafter, subject to the applicable Maximum and Minimum Pass-Through Rates, at the per annum rate determined by reference to LIBOR as described below:

	Initial	Maximum/Minimum	Formula for Calculation of Class
Class	Pass-Through Rate	Pass-Through Rate	Pass-Through Rate
Class A-4	6.05%	7.50% / 0.55%	LIBOR + 0.55%
Class A-5	1.45%	6.95% / 0.00%	6.95% - LIBOR
Class A-6	6.15%	7.50% / 0.65%	LIBOR + 0.65%
Class A-7	1.35%	6.85% / 0.00%	6.85% - LIBOR
Class A-8	9.425%	45.17499969% / 0.00%	45.17499969% – (6.49999995 x LIBOR)
Class A-9	8.775%	44.52499969% / 0.00%	44.52499969% – (6.49999995 x LIBOR)
Class X Certificates
The pass-through rate of the Class X Certificates for the interest accrual period for any Distribution Date will equal the excess of (a) the weighted average of the net mortgage rates of the Non-Discount mortgage loans, weighted on the basis of the Stated Principal Balances thereof as of the Due Date in the preceding calendar month (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date), over (b) 6.50%. The pass-through rate for the Class X Certificates for the interest accrual period for the first Distribution Date is expected to be approximately 0.28089% per annum.

Interest Entitlement. With respect to each Distribution Date for all of the interest-bearing certificates (other than the LIBOR Certificates), the interest accrual period will be the calendar month preceding the month of the Distribution Date. The interest accrual period for the LIBOR Certificates will be the one-month period commencing on the 25th day of the month before the month in which that Distribution Date occurs and ending on the 24th day of the month in which the Distribution Date occurs. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.
On each Distribution Date, to the extent of funds available therefor, each interest-bearing class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This “interest entitlement” for any interest-bearing class will be equal to the sum of:
•	interest at the applicable pass-through rate on the related Class Certificate Balance or notional amount, as the case may be, immediately prior to that Distribution Date; and

•	the sum of the amounts, if any, by which the amount described in the immediately preceding bullet point on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).
The Class A-3 and Class PO Certificates are principal only certificates and will not bear interest.
Allocation of Net Interest Shortfalls
The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of “Net Interest Shortfalls” for the Distribution Date. With respect to any Distribution Date, the “Net Interest Shortfall” is equal to the sum of:
•	any net prepayment interest shortfalls for the Distribution Date, and

•	the amount of interest that would otherwise have been received with respect to any mortgage loan that was the subject of a Relief Act Reduction or a Debt Service Reduction.
With respect to any Distribution Date, a “net prepayment interest shortfall” is the amount by which the aggregate of the prepayment interest shortfalls experienced by the mortgage loans exceeds the Compensating Interest for that Distribution Date.
A “prepayment interest shortfall” is the amount by which interest paid by a borrower in connection with a prepayment of principal on a mortgage loan during the portion of the related Prepayment Period occurring in the calendar month preceding the month of the Distribution Date is less than one month’s interest at the related mortgage rate less the master servicing fee rate on the Stated Principal Balance of the mortgage loan.
A “Relief Act Reduction” is a reduction in the amount of the monthly interest payment on a mortgage loan pursuant to the Servicemembers Civil Relief Act or similar state laws.
A “Debt Service Reduction” is the modification of the terms of a mortgage loan in the course of a borrower’s bankruptcy proceeding, allowing for the reduction of the amount of the monthly payment on the related mortgage loan.
Net Interest Shortfalls on any Distribution Date will be allocated pro rata among all classes of senior and subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive on such Distribution Date, in each case before taking into account any reduction in such amounts from Net Interest Shortfalls. On each Distribution Date, each class of Exchangeable Certificates will be allocated a proportionate share of the Net Interest Shortfalls allocated to the related classes of Depositable Certificates that have been deposited.

If on a particular Distribution Date, Available Funds in the Certificate Account applied in the order described above under “— Priority of Distributions Among Certificates” are not sufficient to make a full distribution of the interest entitlement on the certificates, interest will be distributed on each class of certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the mortgage loans were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.
Principal
General. All payments and other amounts received in respect of principal of the mortgage loans will be allocated as described under “— Priority of Distributions Among Certificates” between the Class PO Certificates, on the one hand, and the senior certificates (other than the notional amount certificates and the Class PO Certificates) and the subordinated certificates, on the other hand, in each case based on the applicable PO Percentage and the applicable Non-PO Percentage, respectively, of those amounts.
The Non-PO Percentage with respect to any mortgage loan with a net mortgage rate less than 6.50% (each a “Discount mortgage loan”) will be equal to the net mortgage rate divided by 6.50%. The Non-PO Percentage with respect to any mortgage loan with a net mortgage rate equal to or greater than 6.50% (each a “Non-Discount mortgage loan”) will be 100%. The PO Percentage with respect to any Discount mortgage loan will equal (6.50% minus the net mortgage rate) divided by 6.50%. The PO Percentage with respect to any Non-Discount mortgage loan will be 0%.
Non-PO Formula Principal Amount. On each Distribution Date, the Non-PO Formula Principal Amount will be distributed as principal of the senior certificates (other than the notional amount certificates and the Class PO Certificates) in an amount up to the Senior Principal Distribution Amount and as principal of the subordinated certificates, in an amount up to the Subordinated Principal Distribution Amount.
The “Non-PO Formula Principal Amount” for any Distribution Date will equal the sum of:
(i)	the sum of the applicable Non-PO Percentage of,
(a)	all monthly payments of principal due on each mortgage loan on the related Due Date,

(b)	the principal portion of the purchase price of each mortgage loan that was repurchased by the related seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

(c)	the Substitution Adjustment Amount in connection with any deleted mortgage loan received with respect to the Distribution Date,

(d)	any insurance proceeds or liquidation proceeds allocable to recoveries of principal of mortgage loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

(e)	with respect to each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to the mortgage loan, and

(f)	all partial and full principal prepayments by borrowers received during the related Prepayment Period,

(ii)	(A) any Subsequent Recoveries received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries attributable to a Discount mortgage loan which incurred a Realized Loss after the Senior Credit Support Depletion Date, the Non-PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date, and

(iii)	on the first Distribution Date after the Funding Period, any amounts remaining in the Pre-funding Account that are not allocated to the Class PO Certificates.
Senior Principal Distribution Amount. On each Distribution Date, the Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates in the following order:
(1)	to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

(2)	concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.
On each Distribution Date, each outstanding class of Exchangeable Certificates will be entitled to receive a proportionate share of the Senior Principal Distribution Amount distributed to the related classes of Depositable Certificates that have been deposited.
The capitalized terms used herein have the following meanings:
“Due Date” means, with respect to a mortgage loan, the day of the calendar month on which scheduled payments are due on that mortgage loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.
“Prepayment Period” means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from August 1, 2007) through the fifteenth day of the calendar month in which the Distribution Date occurs.
The “Senior Principal Distribution Amount” for any Distribution Date will equal the sum of
•	the Senior Percentage of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date,

•	for each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of
•	the Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of the mortgage loan, and

•	the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amount of the liquidation proceeds allocable to principal received on the mortgage loan, and
•	the sum of
•	the Senior Prepayment Percentage of the applicable Non-PO Percentage of amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date, and

•	the Senior Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for the Distribution Date, and

•	the amount, if any, on deposit in the Pre-funding Account at the end of the Funding Period and not allocated to the Class PO Certificates.
If on any Distribution Date the allocation to the classes of senior certificates (other than the notional amount certificates and the Class PO Certificates) then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the classes of certificates of the Senior Percentage and Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balances to zero.
“Stated Principal Balance” means for any mortgage loan and Due Date, the unpaid principal balance of the mortgage loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to:
•	the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower;

•	liquidation proceeds received through the end of the prior calendar month and allocable to principal;

•	prepayments of principal received through the last day of the related Prepayment Period; and

•	any Deficient Valuation previously applied to reduce the unpaid principal balance of the mortgage loan.
The “pool principal balance” equals the aggregate Stated Principal Balance of the mortgage loans.
“Deficient Valuation” means for any mortgage loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such mortgage loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.
The “Senior Percentage” for any Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate Class Certificate Balance of the senior certificates (other than the notional amount certificates and the Class PO Certificates) immediately before the Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of senior and subordinated certificates (other than the notional amount certificates and the Class PO Certificates) immediately before the Distribution Date.
The “Subordinated Percentage” for any Distribution Date will be calculated as the difference between 100% and the Senior Percentage for the Distribution Date.
The “Senior Prepayment Percentage” for any Distribution Date occurring during the five years beginning on the first Distribution Date will equal 100%. Thereafter, the Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraphs. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates (other than the notional amount certificates and the Class PO Certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the pool principal balance evidenced by the subordinated certificates. Increasing the interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.
The “Subordinated Prepayment Percentage” as of any Distribution Date will be calculated as the difference between 100% and the Senior Prepayment Percentage.
The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows:

•	for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinated Percentage for the Distribution Date; and

•	for any Distribution Date thereafter, the Senior Percentage for the Distribution Date;
provided, however, that if on any Distribution Date the Senior Percentage exceeds the initial Senior Percentage, then the Senior Prepayment Percentage for the Distribution Date will equal 100%.
Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the step down conditions listed below are satisfied:
•	the outstanding principal balance of all mortgage loans delinquent 60 days or more (including mortgage loans in foreclosure, real estate owned by the issuing entity and mortgage loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates immediately prior to the Distribution Date, does not equal or exceed 50%, and

•	cumulative Realized Losses on the mortgage loans do not exceed:
•	commencing with the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date,

•	commencing with the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date,

•	commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date,

•	commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, and

•	commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date.
For purposes of calculating the delinquency rate, delinquencies with respect to the mortgage loans will be recognized in accordance with the MBA Method.

Subordinated Principal Distribution Amount. On each Distribution Date, to the extent of Available Funds therefor, the Non-PO Formula Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their distribution priorities, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero.
With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes (the “Restricted Classes”). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.
For any Distribution Date and any class of subordinated certificates, the “Applicable Credit Support Percentage” is equal to the sum of the related Class Subordination Percentages of the subject class and all classes of subordinated certificates which have lower distribution priorities than such class.
For any Distribution Date and any class of subordinated certificates, the “Original Applicable Credit Support Percentage” is equal to the Applicable Credit Support Percentage for such class on the date of issuance of the certificates.
The “Class Subordination Percentage” with respect to any Distribution Date and each class of subordinated certificates will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of certificates immediately before the Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of senior and subordinated certificates (other than the notional amount certificates) immediately before that Distribution Date.
On the date of issuance of the certificates, the characteristics listed below are expected to be as follows:

			Original
	Beneficial	Initial Credit	Applicable
	Interest in	Enhancement	Credit Support
	Issuing Entity	Level	Percentage
Senior Certificates	96.50%	3.50%	N/A
Class M	1.75%	1.75%	3.50%
Class B-1	0.70%	1.05%	1.75%
Class B-2	0.25%	0.80%	1.05%
Class B-3	0.45%	0.35%	0.80%
Class B-4	0.10%	0.25%	0.35%
Class B-5	0.25%	0.00%	0.25%
For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.
The “Subordinated Principal Distribution Amount” for any Distribution Date will equal:
•	the sum of
•	the Subordinated Percentage of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date,

•	for each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the applicable Non-PO Percentage of the remaining liquidation proceeds allocable to principal received on the mortgage loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount up to the Subordinated Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of the mortgage loan,

•	the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date, and

•	the Subordinated Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for that Distribution Date,
•	reduced by the amount of any payments in respect of Class PO Deferred Amounts on the related Distribution Date.
Class PO Principal Distribution Amount. On each Distribution Date, distributions of principal of the Class PO Certificates will be made in an amount equal to the lesser of (x) the PO Formula Principal Amount for that Distribution Date and (y) the product of:
•	Available Funds remaining after distribution of interest on the senior certificates, and

•	a fraction, the numerator of which is the PO Formula Principal Amount and the denominator of which is the sum of the PO Formula Principal Amount and the Senior Principal Distribution Amount.
If the Class PO Principal Distribution Amount on a Distribution Date is calculated as provided in clause (y) above, principal distributions to holders of the senior certificates (other than the notional amount certificates and the Class PO Certificates) will be in an amount equal to the product of Available Funds remaining after distribution of interest on the senior certificates and a fraction, the numerator of which is the Senior Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount and the PO Formula Principal Amount.
The “PO Formula Principal Amount” for any Distribution Date will equal the sum of:
•	the sum of the applicable PO Percentage of
•	all monthly payments of principal due on each mortgage loan on the related Due Date,

•	the principal portion of the purchase price of each mortgage loan that was repurchased by the related seller or another person pursuant to the pooling and servicing agreement as of that Distribution Date,

•	the Substitution Adjustment Amount in connection with any deleted mortgage loan received for that Distribution Date,

•	any insurance proceeds or liquidation proceeds allocable to recoveries of principal of mortgage loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of that Distribution Date,

•	for each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the amount of liquidation proceeds allocable to principal received on the mortgage loan, and

•	all partial and full principal prepayments by borrowers received during the related prepayment period, and
•	with respect to Subsequent Recoveries attributable to a Discount mortgage loan which incurred a Realized Loss after the Senior Credit Support Depletion Date, the PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of that Distribution Date, and

•	the amount, if any, on deposit in the Pre-funding Account at the end of the Funding Period that is allocable to the Class PO Certificates.
On the first Distribution Date following the end of the Funding Period, the Class PO Certificates will receive a prepayment in the amount equal to the excess of (x) the PO Sublimit over (y) the aggregate of the Class PO Percentage of the Stated Principal Balance of the Supplemental Mortgage Loans. The “PO Sublimit” is a portion of the amount deposited in the Pre-funding Account on the closing date equal to approximately $489,115.
Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.
Allocation of Realized Losses
On each Distribution Date, the applicable PO Percentage of any Realized Loss on a Discount mortgage loan will be allocated to the Class PO Certificates until its Class Certificate Balance is reduced to zero. The amount of any Realized Loss allocated to the Class PO Certificates on or before the Senior Credit Support Depletion Date will be treated as a Class PO Deferred Amount. To the extent funds are available on the Distribution Date or on any future Distribution Date from amounts that would otherwise be allocable to the Subordinated Principal Distribution Amount, Class PO Deferred Amounts will be paid on the Class PO Certificates before distributions of principal on the subordinated certificates. Any distribution of Available Funds in respect of unpaid Class PO Deferred Amounts will not further reduce the Class Certificate Balance of the Class PO Certificates. The Class PO Deferred Amounts will not bear interest. The Class Certificate Balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of any payments in respect of Class PO Deferred Amounts. After the Senior Credit Support Depletion Date, no new Class PO Deferred Amounts will be created.
On each Distribution Date, the applicable Non-PO Percentage of any Realized Loss will be allocated:
•	first, to the subordinated certificates, in the reverse order of their distribution priority (beginning with the class of subordinated certificates then outstanding with the lowest distribution priority), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero,

•	second, sequentially, to the Class A-2 and Class A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.
On any Distribution Date following the Senior Credit Support Depletion Date, the Class Certificate Balance of each then outstanding class of Exchangeable Certificates will be reduced by a proportionate share of the amount of Realized Losses allocated on that Distribution Date to the related classes of Depositable Certificates that have been deposited and will be increased by a proportionate share of the increase allocated on that Distribution Date to the related classes of Depositable Certificates that have been deposited due to the receipt of Subsequent Recoveries.
For purposes of allocating losses to the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

The Senior Credit Support Depletion Date is the date on which the Class Certificate Balance of each class of subordinated certificates has been reduced to zero.
Because principal distributions are paid to some classes of certificates (other than the notional amount certificates and the Class PO Certificates) before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the mortgage loans than holders of classes that are entitled to receive principal earlier.
In general, a “Realized Loss” means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the mortgage loan exceeds the amount of liquidation proceeds applied to the principal balance of the related mortgage loan.
A “Liquidated Mortgage Loan” is a defaulted mortgage loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.
“Subsequent Recoveries” are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

Annex A
The Mortgage Pool
The following information sets forth certain characteristics of the Initial Mortgage Loans as of the initial cut-off date. Other than with respect to rates of interest, percentages are approximate and are stated in each case by aggregate Stated Principal Balance of the Initial Mortgage Loans as of the initial cut-off date. Due to rounding, the sum in any column of the following tables may not equal the indicated value. The FICO Credit Scores referenced in the following tables with respect to substantially all of the Initial Mortgage Loans were obtained from one or more credit reporting agencies in connection with the origination of such Initial Mortgage Loan.
Mortgage Rates(1)

					Weighted
					Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Term	FICO	Original
	Mortgage	Balance	Mortgage	Balance	to Maturity	Credit	Loan-to-Value
Mortgage Rate (%)	Loans	Outstanding	Loans	Outstanding ($)	(Months)	Score	Ratio (%)
5.750	1	$600,000.00	0.09%	600,000.00	360	722	77.32
6.000	1	594,810.39	0.09	594,810.39	358	747	80.00
6.125	1	509,903.92	0.08	509,903.92	359	779	80.00
6.250	8	5,852,441.28	0.89	731,555.16	359	728	73.61
6.375	8	5,837,920.00	0.89	729,740.00	360	743	67.73
6.500	52	34,763,467.25	5.30	668,528.22	341	747	69.83
6.625	46	29,185,971.08	4.45	634,477.63	341	750	71.94
6.670	1	422,500.00	0.06	422,500.00	360	782	88.02
6.740	1	495,000.00	0.08	495,000.00	360	769	90.00
6.750	306	187,437,782.17	28.60	612,541.77	357	748	73.24
6.775	1	462,500.00	0.07	462,500.00	240	703	84.09
6.785	1	526,500.00	0.08	526,500.00	360	706	90.00
6.875	291	172,659,142.29	26.35	593,330.39	360	746	75.62
6.880	1	445,000.00	0.07	445,000.00	360	741	94.08
6.999	5	2,644,697.00	0.40	528,939.40	360	765	81.05
7.000	114	66,809,715.05	10.20	586,050.13	359	745	77.02
7.005	4	1,972,500.00	0.30	493,125.00	360	735	94.83
7.125	89	52,621,907.73	8.03	591,257.39	358	732	77.22
7.130	3	1,429,700.00	0.22	476,566.67	360	744	93.77
7.145	1	432,000.00	0.07	432,000.00	360	696	90.00
7.250	60	35,136,983.65	5.36	585,616.39	360	740	76.69
7.300	1	424,776.08	0.06	424,776.08	237	666	90.00
7.375	32	17,061,089.68	2.60	533,159.05	359	739	80.44
7.500	29	17,612,906.89	2.69	607,341.62	360	722	77.36
7.625	8	4,398,688.65	0.67	549,836.08	360	745	79.86
7.750	11	6,211,838.80	0.95	564,712.62	360	730	79.79
7.875	2	1,440,000.00	0.22	720,000.00	360	773	80.00
8.000	3	1,760,500.00	0.27	586,833.33	360	745	61.72
8.125	4	2,628,450.00	0.40	657,112.50	356	740	77.68
8.375	2	1,146,763.00	0.17	573,381.50	360	720	78.40
8.500	3	1,787,688.87	0.27	595,896.29	359	733	80.00

Total	1,090	$655,313,143.78	100.00%

(1)	The lender acquired mortgage insurance Initial Mortgage Loans are shown in the preceding table at the mortgage rates net of the interest premium charge by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans (as so adjusted) was approximately 6.911% per annum. Without the adjustment, the weighted average mortgage rate of the Initial Mortgage Loans was approximately 6.916% per annum.

Current Mortgage Loan Principal Balances(1)

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
Range of	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
Current Mortgage	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
Loan Principal Balances ($)	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
400,000.01 - 450,000.00	130	$56,840,362.64	8.67%	437,233.56	6.936	354	745	78.44
450,000.01 - 500,000.00	256	122,677,263.02	18.72	479,208.06	6.977	357	739	77.01
500,000.01 - 550,000.00	177	92,918,499.29	14.18	524,963.27	6.920	358	740	75.68
550,000.01 - 600,000.00	156	89,961,473.42	13.73	576,676.11	6.894	357	746	74.27
600,000.01 - 650,000.00	118	74,129,169.13	11.31	628,213.30	6.923	355	747	76.04
650,000.01 - 700,000.00	58	39,376,233.84	6.01	678,900.58	6.930	356	748	75.53
700,000.01 - 750,000.00	36	26,170,585.90	3.99	726,960.72	6.964	359	750	75.10
750,000.01 - 1,000,000.00	126	111,241,127.61	16.98	882,866.09	6.887	358	742	73.91
1,000,000.01 - 1,500,000.00	29	34,993,021.29	5.34	1,206,655.91	6.767	352	756	67.22
1,500,000.01 - 2,000,000.00	4	7,005,407.64	1.07	1,751,351.91	6.752	360	745	67.39

Total	1,090	$655,313,143.78	100.00%

(1)	As of the initial cut-off date, the average current Initial Mortgage Loan principal balance of the Initial Mortgage Loans was approximately $601,205.

FICO Credit Scores(1)

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
Range of	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
FICO Credit Scores	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
660 - 679	58	$31,977,340.28	4.88%	551,333.45	7.070	354	669	78.72
680 - 699	58	33,201,090.02	5.07	572,432.59	6.914	355	690	77.20
700 - 719	214	129,416,162.12	19.75	604,748.42	6.930	358	709	75.48
720 and Above	760	460,718,551.36	70.31	606,208.62	6.901	356	763	74.65

Total	1,090	$655,313,143.78	100.00%

(1)	As of the initial cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Initial Mortgage Loans was approximately 744.
Original Loan-to-Value Ratios(1)(2)

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
Range of	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
Loan-to-Value Ratios (%)	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
50.00 and Below	37	$25,431,104.81	3.88%	687,327.16	6.804	352	756	42.69
50.01 - 55.00	28	17,164,193.56	2.62	613,006.91	6.841	348	748	53.19
55.01 - 60.00	33	22,004,115.16	3.36	666,791.37	6.731	352	760	58.02
60.01 - 65.00	56	37,209,018.70	5.68	664,446.76	6.860	352	744	63.10
65.01 - 70.00	81	50,521,578.06	7.71	623,723.19	6.850	356	739	68.13
70.01 - 75.00	79	49,416,011.67	7.54	625,519.14	6.903	359	749	73.81
75.01 - 80.00	699	415,369,375.49	63.38	594,233.73	6.934	358	743	79.58
80.01 - 85.00	7	3,699,450.00	0.56	528,492.86	6.783	345	736	83.98
85.01 - 90.00	39	19,661,534.37	3.00	504,141.91	7.037	347	732	89.39
90.01 - 95.00	31	14,836,761.96	2.26	478,605.22	7.229	360	733	94.71

Total	1,090	$655,313,143.78	100.00%

(1)	As of the initial cut-off date, the weighted average original Loan-to-Value Ratio of the Initial Mortgage Loans was approximately 75.14%.

(2)	Does not take into account any secondary financing on the Initial Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
Range of	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
Combined	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
Loan-to-Value Ratios (%)	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
50.00 and Below	34	$23,414,204.81	3.57%	688,653.08	6.807	352	759	42.50
50.01 - 55.00	27	17,019,193.56	2.60	630,340.50	6.840	352	746	52.38
55.01 - 60.00	30	20,001,654.88	3.05	666,721.83	6.757	351	762	58.07
60.01 - 65.00	51	33,945,827.77	5.18	665,604.47	6.842	351	741	63.13
65.01 - 70.00	79	47,953,978.06	7.32	607,012.38	6.849	356	739	67.43
70.01 - 75.00	70	44,228,720.47	6.75	631,838.86	6.887	358	753	73.16
75.01 - 80.00	356	223,236,584.69	34.07	627,069.06	6.904	357	747	79.14
80.01 - 85.00	32	18,139,220.53	2.77	566,850.64	6.875	357	731	79.96
85.01 - 90.00	206	119,967,230.44	18.31	582,365.20	6.963	358	744	81.08
90.01 - 95.00	138	71,454,058.06	10.90	517,783.03	7.020	358	734	82.21
95.01 - 100.00	67	35,952,470.51	5.49	536,604.04	7.029	356	729	79.61

Total	1,090	$655,313,143.78	100.00%

(1)	As of the initial cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Initial Mortgage Loans was approximately 79.47%.

Geographic Distribution of Mortgaged Properties(1)

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
Geographic Area	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
Arizona	31	$19,258,841.53	2.94%	621,252.95	7.037	357	751	77.32
California	338	202,547,057.83	30.91	599,251.65	6.861	356	744	73.19
Colorado	38	22,824,451.53	3.48	600,643.46	7.018	355	746	74.08
Florida	45	26,883,888.62	4.10	597,419.75	6.990	357	743	77.47
Illinois	25	16,088,992.59	2.46	643,559.70	7.027	360	742	72.75
Maryland	50	27,969,871.46	4.27	559,397.43	6.976	357	742	76.19
Massachusetts	26	15,963,953.00	2.44	613,998.19	6.948	360	744	72.25
Nevada	27	16,004,340.16	2.44	592,753.34	6.992	360	756	79.40
New Jersey	69	43,311,783.42	6.61	627,707.01	6.897	359	740	75.69
New York	62	34,403,451.00	5.25	554,894.37	6.959	360	738	76.15
Texas	37	22,532,121.11	3.44	608,976.25	6.982	356	742	78.00
Virginia	63	38,740,118.16	5.91	614,922.51	6.869	356	757	76.80
Washington	43	24,824,078.92	3.79	577,304.16	6.855	357	744	75.69
Other (less than 2%)	236	143,960,194.45	21.97	610,000.82	6.917	355	741	75.85

Total	1,090	$655,313,143.78	100.00%

(1)	The Other row in the preceding table includes 30 other states and the District of Columbia with under 2% concentrations individually. No more than approximately 0.534% of the Initial Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.
Purpose of Mortgage Loans

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
Loan Purpose	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
Purchase	675	$412,549,347.01	62.95%	611,184.22	6.926	359	749	77.09
Refinance (Rate/Term)	201	122,605,345.95	18.71	609,976.85	6.938	355	737	73.73
Refinance (Cash-Out)	214	120,158,450.82	18.34	561,488.09	6.857	350	732	69.88

Total	1,090	$655,313,143.78	100.00%

Types of Mortgaged Properties

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
Property Type	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
Low-rise Condominium	60	$34,506,752.98	5.27%	575,112.55	6.903	358	747	77.26
High-rise Condominium	1	1,200,000.00	0.18	1,200,000.00	6.750	360	766	77.92
Single Family Residence	681	412,847,963.01	63.00	606,237.83	6.907	356	742	74.26
2-4 Family Residence	11	7,509,366.34	1.15	682,669.67	6.955	360	745	74.61
Planned Unit Development	336	198,758,561.45	30.33	591,543.34	6.934	357	747	76.57
Cooperative	1	490,500.00	0.07	490,500.00	7.125	360	718	90.00

Total	1,090	$655,313,143.78	100.00%

Occupancy Types(1)

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
Occupancy Type	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
Primary Residence	1,012	$607,315,971.83	92.68%	600,114.60	6.913	357	743	75.46
Secondary Residence	78	47,997,171.95	7.32	615,348.36	6.943	355	752	71.17

Total	1,090	$655,313,143.78	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
Remaining Term	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
to Maturity (Months)	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
360	951	$571,202,194.18	87.16%	600,633.22	6.916	744	75.32	360
359	95	56,829,774.65	8.67	598,208.15	6.982	744	75.84	360
358	6	3,440,810.39	0.53	573,468.40	6.771	726	81.62	360
357	3	2,161,500.00	0.33	720,500.00	6.808	752	63.32	360
356	1	451,742.28	0.07	451,742.28	7.500	729	80.00	360
353	1	993,566.09	0.15	993,566.09	6.500	778	64.23	360
352	1	991,960.28	0.15	991,960.28	6.250	706	57.14	360
345	1	730,000.00	0.11	730,000.00	8.125	776	73.74	345
341	1	602,200.00	0.09	602,200.00	7.375	675	88.56	341
240	22	13,117,050.00	2.00	596,229.55	6.653	737	67.08	240
239	6	3,928,956.72	0.60	654,826.12	6.749	769	69.19	240
238	1	438,613.11	0.07	438,613.11	6.625	804	80.00	240
237	1	424,776.08	0.06	424,776.08	7.500	666	90.00	240

Total	1,090	$655,313,143.78	100.00%

(1)	As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans was approximately 357 months.
Interest-Only Periods at Origination

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
Interest-Only Period	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
(Months)	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
0	709	$424,991,836.39	64.85%	599,424.31	6.897	355	746	74.37
120	381	230,321,307.39	35.15	604,517.87	6.950	360	740	76.57

Total	1,090	$655,313,143.78	100.00%

Prepayment Charge Periods at Origination

						Weighted
						Average	Weighted	Weighted
	Number of	Aggregate	Percent of	Average	Weighted	Remaining	Average	Average
	Initial	Principal	Initial	Principal	Average	Term	FICO	Original
Prepayment Charge	Mortgage	Balance	Mortgage	Balance	Mortgage	to Maturity	Credit	Loan-to-Value
Period (Months)	Loans	Outstanding	Loans	Outstanding ($)	Rate (%)	(Months)	Score	Ratio (%)
0	1,080	$650,571,386.42	99.28%	602,380.91	6.916	357	744	75.19
36	1	485,000.00	0.07	485,000.00	6.750	359	724	61.78
60	9	4,256,757.36	0.65	472,973.04	6.804	360	727	68.92

Total	1,090	$655,313,143.78	100.00%

Annex I
Available Exchanges of Depositable Certificates for Exchangeable Certificates(1)(2)

Classes of Depositable Certificates		Related Classes of Exchangeable Certificates
	Original Class
	Certificate
	Balance/		Maximum
Classes of	Original	Classes of	Original
Depositable	Notional	Exchangeable	Class Certificate
Certificates	Amount	Certificates	Balance	Pass-Through Rate
Combination 1
Class A-1	$721,900,000	Class A-3	$96,253,334	0.00%
		Class A-4	$625,646,666	Floating
		Class A-5	$625,646,666(3)	Floating
Combination 2
Class A-1	$721,900,000	Class A-3	$96,253,334	0.00%
		Class A-6	$625,646,666	Floating
		Class A-7	$625,646,666(3)	Floating
Combination 3
Class A-1	$721,900,000	Class A-4	$625,646,666	Floating
		Class A-8	$96,253,334	Floating
Combination 4
Class A-1	$721,900,000	Class A-6	$625,646,666	Floating
		Class A-9	$96,253,334	Floating

(1)	Depositable Certificates and Exchangeable Certificates may be exchanged only in the proportions shown in this Annex I. In any exchange, the relative proportions of the Depositable Certificates to be delivered (or, if applicable, received) in such exchange will equal the proportions reflected by the outstanding Class Certificate Balances of the related Depositable Certificates at the time of exchange.

(2)	If, as a result of a proposed exchange, a certificateholder would hold a Depositable Certificate or Exchangeable Certificate of a class in an amount less than the applicable minimum denomination for that class, the certificateholder will be unable to effect the proposed exchange. See “Description of the Certificates— Book-Entry Certificates; Denominations” in this free writing prospectus.

(3)	This class of certificates is a class of interest only notional amount certificates. The notional amount reflected in the table represents the maximum initial notional amount for this class of certificates.

I-1

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
170199113	16505	668000	4556.94	39	845000	835000	668000	7.25	0	1	PA	80	360	360	8/1/2037	9/1/2007	7/2/2007	766	P	3	N	10	Single Family	N	N	0	0	80
162491592	8730	450000	2918.69	31	875000	0	450000	6.75	0	1	NJ	51.43	360	360	8/1/2037	9/1/2007	6/27/2007	728	R	1	Y	10	Single Family	N	N	0	0	51.43
176513060	7632	1500000	10488.22	31	2770000	2770000	1500000	7.5	0	1	NJ	54.15	360	360	9/1/2037	10/1/2007	8/20/2007	745	P	1	N	10	Single Family	N	N	0	0	54.15
163359720	7059	581000	3768.35	31	990000	0	581000	6.75	0	1	NJ	58.69	360	360	8/1/2037	9/1/2007	7/6/2007	747	R	1	N	10	Single Family	N	N	0	0	58.69
176878618	7751	550000	3567.29	31	900000	0	550000	6.75	0	1	NJ	61.11	360	360	9/1/2037	10/1/2007	8/16/2007	693	R	1	Y	10	Single Family	N	N	0	0	61.11
177366572	8403	560100	3586.38	31	900000	0	560100	6.625	0	1	NJ	62.23	360	360	9/1/2037	10/1/2007	8/16/2007	746	R	1	Y	10	Single Family	N	N	0	0	62.23
171684611	7458	1000000	6569.29	31	1545000	1505000	1000000	6.875	0	1	NJ	66.45	360	360	8/1/2037	9/1/2007	7/26/2007	800	P	1	N	10	Single Family	N	N	0	0	66.45
176999256	7045	550000	3613.11	31	830000	825000	550000	6.875	0	1	NJ	66.67	360	360	8/1/2037	9/1/2007	7/23/2007	704	P	1	N	10	Single Family	N	N	0	0	66.67
171010345	7424	600740	3896.39	31	875000	858200	600740	6.75	0	1	NJ	70	360	360	9/1/2037	10/1/2007	8/20/2007	743	P	1	N	10	Single Family	N	N	0	0	70
170318746	8816	465000	3015.98	31	660000	623000	465000	6.75	0	1	NJ	74.64	360	360	8/1/2037	9/1/2007	7/30/2007	705	P	1	N	10	Single Family	N	N	0	0	74.64
177437278	7652	625000	4053.74	31	830000	825000	625000	6.75	0	1	NJ	75.76	360	360	8/1/2037	9/1/2007	7/27/2007	772	P	1	N	10	Single Family	N	N	0	0	75.76
172629827	7450	531000	3356.28	31	695000	0	531000	6.5	0	1	NJ	76.4	360	360	9/1/2037	10/1/2007	8/3/2007	683	R	1	Y	10	Single Family	N	N	0	0	76.4
172172411	7821	430000	2969.91	31	560000	0	430000	7.375	0	1	NJ	76.79	360	360	8/1/2037	9/1/2007	7/20/2007	678	R	1	Y	10	Single Family	N	N	0	0	76.79
165611929	7030	1200000	7783.18	31	1540000	1540000	1200000	6.75	0	1	NJ	77.92	360	360	8/1/2037	9/1/2007	7/24/2007	766	P	1	N	22	Condominium	N	N	0	0	77.92
171661039	8037	600000	3941.57	31	760000	760000	600000	6.875	0	1	NJ	78.95	360	360	8/1/2037	9/1/2007	7/31/2007	781	P	1	N	10	Single Family	N	N	0	0	78.95
178185760	7090	652000	4121.08	31	820000	0	652000	6.5	0	1	NJ	79.51	360	360	9/1/2037	10/1/2007	8/14/2007	727	R	1	Y	10	Single Family	N	N	0	0	79.51
177173880	7960	700000	4540.19	31	875000	875000	700000	6.75	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/31/2007	660	P	1	N	10	Single Family	N	N	0	0	80
167426186	8330	580000	3665.99	31	725000	0	580000	6.5	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/15/2007	661	R	1	Y	10	Single Family	N	N	0	0	80
176597472	8840	521600	3470.22	31	652000	652000	521600	7	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/24/2007	709	P	1	N	10	Single Family	N	N	0	0	80
177288356	7960	512000	3406.35	31	640000	640000	512000	7	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/20/2007	716	P	1	N	10	Single Family	N	N	0	0	80
162822660	7457	739378.3	4861.28	31	961000	925000	740000	6.875	0	1	NJ	80	359	360	7/1/2037	8/1/2007	6/29/2007	719	P	1	N	35	PUD	N	N	0	0	80
171367119	7481	492000	3232.09	31	615000	615000	492000	6.875	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/16/2007	732	P	1	N	10	Single Family	N	N	0	0	80
162494409	7726	440300	3003.63	31	575000	550395	440300	7.25	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/18/2007	738	P	1	N	35	PUD	N	N	0	0	80
178364123	7470	580000	3956.62	31	815000	725000	580000	7.25	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/13/2007	742	P	1	N	10	Single Family	N	N	0	0	80
171970829	7461	550131	3387.25	31	688000	687664	550131	6.25	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/25/2007	749	P	1	N	35	PUD	N	N	0	0	80
162495113	7646	516000	3432.97	31	645000	645000	516000	7	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/11/2007	757	P	1	N	10	Single Family	N	N	0	0	80
172667424	7023	520000	3201.73	31	650000	650000	520000	6.25	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/2/2007	767	P	1	N	10	Single Family	N	N	0	0	80
170574020	7632	2000000	13138.58	31	2650000	2650000	2000000	6.875	0	1	NJ	75.47	360	360	8/1/2037	9/1/2007	7/26/2007	771	P	1	N	10	Single Family	N	N	0	0	80
176363374	7675	504000	3227.17	31	635000	630000	504000	6.625	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/15/2007	771	P	1	N	10	Single Family	N	N	0	0	80
177152258	7670	520000	3416.03	31	650000	650000	520000	6.875	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/15/2007	772	P	1	N	10	Single Family	N	N	0	0	80
163205092	8260	496000	3217.05	31	620000	0	496000	6.75	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/19/2007	774	R	1	Y	10	Single Family	N	N	0	0	80
176696510	7090	644000	4176.97	31	820000	805000	644000	6.75	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/30/2007	786	P	1	N	10	Single Family	N	N	0	0	80
162547919	7069	672000	4302.89	31	850000	840000	672000	6.625	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/3/2007	794	P	1	N	10	Single Family	N	N	0	0	80
176125460	7726	596000	3915.3	31	825000	745000	596000	6.875	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/16/2007	785	P	1	N	10	Single Family	N	N	0	0	86.31
172146784	8690	666572	4434.28	31	860000	833215	666572	6.999	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/27/2007	764	P	1	N	35	PUD	N	N	0	0	86.36
172474528	7645	500000	3326.52	31	564549	594549	500000	7	0	1	NJ	88.57	360	360	8/1/2037	9/1/2007	7/30/2007	778	P	1	N	20	Condominium	N	N	0	0	88.57
162919024	8540	477000	3253.99	31	535000	530000	477000	7.25	0	1	NJ	90	360	360	9/1/2037	10/1/2007	8/2/2007	709	P	1	N	10	Single Family	N	N	0	0	90
176767915	7950	791200	5397.38	31	989000	989000	791200	7.25	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/27/2007	712	P	1	N	10	Single Family	N	N	0	0	90
165183578	7728	528000	3468.58	31	660000	660000	528000	6.875	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/24/2007	723	P	1	N	10	Single Family	N	N	0	0	90
162076236	7747	512000	3406.35	31	640000	640000	512000	7	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/12/2007	738	P	1	N	10	Single Family	N	N	0	0	90
176689281	7840	423000	3216.34	31	470000	0	423000	6.75	0	1	NJ	90	240	240	9/1/2027	10/1/2007	8/3/2007	743	R	1	Y	10	Single Family	N	N	0	0	90
162810779	7945	566723.47	3726.11	31	720000	709000	567200	6.875	0	1	NJ	80	359	360	7/1/2037	8/1/2007	6/27/2007	751	P	1	N	10	Single Family	N	N	0	0	90
165183658	7728	528000	3468.58	31	670000	660000	528000	6.875	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/24/2007	755	P	1	N	10	Single Family	N	N	0	0	90
163343157	8734	445500	2889.5	31	495000	495000	445500	6.75	0	1	NJ	90	360	360	8/1/2037	9/1/2007	7/6/2007	764	P	1	N	10	Single Family	N	N	0	0	90
162356359	7440	480000	3113.27	31	603000	600000	480000	6.75	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/10/2007	775	P	1	N	10	Single Family	N	N	0	0	90
176125267	8527	436000	2864.21	31	545000	0	436000	6.875	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/17/2007	721	R	1	N	10	Single Family	N	N	0	0	94.22
162313490	7728	418089.49	2925.51	31	523000	0	418400	7.5	0	1	NJ	80	359	360	7/1/2037	8/1/2007	6/30/2007	680	R	1	Y	10	Single Family	N	N	0	0	95
172871699	7306	622250	4035.9	31	655000	655000	622250	6.75	0	2	NJ	95	360	360	8/1/2037	9/1/2007	8/3/2007	683	P	1	N	25	2-4 Family	N	N	0	0	95
176883349	7728	516000	3346.77	31	645000	645000	516000	6.75	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/31/2007	686	P	1	N	10	Single Family	N	N	0	0	95
163077236	7950	547200	3640.54	31	695000	684000	547200	7	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/20/2007	703	P	1	N	10	Single Family	N	N	0	0	100
167593611	8723	500000	2864.58	31	875000	875000	500000	6.875	0	1	NJ	57.14	360	360	8/1/2037	9/1/2007	7/26/2007	785	P	1	N	10	Single Family	N	Y	0	120	57.14
173796620	7733	1200000	6875	31	1850000	0	1200000	6.875	0	1	NJ	64.86	360	360	8/1/2037	9/1/2007	7/26/2007	723	R	1	N	10	Single Family	N	Y	0	120	64.86
177265596	7670	589000	3803.96	31	788900	0	589000	7.75	0	1	NJ	74.66	360	360	9/1/2037	10/1/2007	8/17/2007	761	R	1	N	10	Single Family	N	Y	0	120	74.66
163370313	7940	559500	3205.47	31	746000	746000	559500	6.875	0	1	NJ	75	360	360	8/1/2037	9/1/2007	7/13/2007	738	P	1	N	10	Single Family	N	Y	0	120	75
177013489	8691	524000	2947.5	31	655000	655000	524000	6.75	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/31/2007	662	P	1	N	10	Single Family	N	Y	0	120	80
172405663	7028	960000	5500	31	1200000	0	960000	6.875	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/27/2007	701	R	1	N	10	Single Family	N	Y	0	120	80
171938145	7750	800000	4583.33	31	1000000	0	800000	6.875	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/20/2007	714	R	1	Y	10	Single Family	N	Y	0	120	80
171233207	7928	864000	4950	31	1080000	0	864000	6.875	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/18/2007	707	R	1	Y	10	Single Family	N	Y	0	120	85.56
177847366	8033	675000	3867.19	31	925000	925000	675000	6.875	0	1	NJ	72.97	360	360	9/1/2037	10/1/2007	8/16/2007	759	P	1	N	10	Single Family	N	Y	0	120	89.19
178612732	7470	780000	4387.5	31	980000	975000	780000	6.75	0	1	NJ	80	360	360	9/1/2037	10/1/2007	8/16/2007	709	P	1	N	10	Single Family	N	Y	0	120	90

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
161737298	8226	436499.16	2500.78	31	485000	485000	436500	6.875	0	1	NJ	90	359	360	7/1/2037	8/1/2007	6/14/2007	729	P	1	N	10	Single Family	N	Y	0	120	90
163337637	7738	632000	3818.33	31	790000	0	632000	7.25	0	1	NJ	80	359	360	7/1/2037	8/1/2007	6/15/2007	787	R	1	Y	10	Single Family	N	Y	0	120	90
172525686	7410	460000	2635.42	31	575000	575000	460000	6.875	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/26/2007	768	P	1	N	10	Single Family	N	Y	0	120	94.96
172631924	7945	468000	2535	31	605000	585000	468000	6.5	0	1	NJ	80	360	360	8/1/2037	9/1/2007	7/31/2007	775	P	1	N	10	Single Family	N	Y	0	120	95
161474933	8057	524000	3002.08	31	655000	655000	524000	6.875	0	1	NJ	80	359	360	7/1/2037	8/1/2007	6/28/2007	786	P	1	N	10	Single Family	N	Y	0	120	100
162590327	2649	500000	3326.51	22	1950000	0	500000	7	0	1	MA	25.64	360	360	8/1/2037	9/1/2007	7/12/2007	779	R	3	Y	10	Single Family	N	N	0	0	25.64
176651750	92679	1200000	7783.18	5	4400000	4400000	1200000	6.75	0	1	CA	27.27	360	360	8/1/2037	9/1/2007	7/10/2007	783	P	1	N	35	PUD	N	N	0	0	27.27
176174446	94022	1106350	8248.65	5	3950000	0	1106350	6.5	0	1	CA	28.01	240	240	8/1/2027	9/1/2007	7/25/2007	785	R	1	N	10	Single Family	N	N	0	0	28.01
176589903	93536	590000	3826.73	5	1900000	0	590000	6.75	0	1	CA	31.05	360	360	8/1/2037	9/1/2007	7/17/2007	758	R	1	N	35	PUD	N	N	0	0	31.05
168789329	95020	450000	3355.08	5	1375000	0	450000	6.5	0	1	CA	32.73	240	240	8/1/2027	9/1/2007	6/27/2007	732	R	1	Y	10	Single Family	N	N	0	0	32.73
172073239	91011	600000	3891.59	5	1700000	1700000	600000	6.75	0	1	CA	35.29	360	360	8/1/2037	9/1/2007	7/17/2007	790	P	1	N	10	Single Family	N	N	0	0	35.29
162485991	60048	510000	3393.04	14	1425000	0	510000	7	0	1	IL	35.79	360	360	8/1/2037	9/1/2007	7/23/2007	737	R	1	Y	10	Single Family	N	N	0	0	35.79
172250646	11758	550000	3567.29	33	1350000	0	550000	6.75	0	1	NY	40.74	360	360	9/1/2037	10/1/2007	8/9/2007	792	R	1	N	10	Single Family	N	N	0	0	40.74
162731657	80906	790000	5123.92	6	1930000	1920000	790000	6.75	0	1	CO	41.15	360	360	8/1/2037	9/1/2007	7/13/2007	718	P	1	N	10	Single Family	N	N	0	0	41.15
176868504	8226	515000	3383.18	31	1245000	0	515000	6.875	0	1	NJ	41.37	360	360	8/1/2037	9/1/2007	7/31/2007	804	R	3	Y	10	Single Family	N	N	0	0	41.37
176861721	90272	950000	6240.82	5	2150000	2150000	950000	6.875	0	1	CA	44.19	360	360	8/1/2037	9/1/2007	7/30/2007	742	P	1	N	10	Single Family	N	N	0	0	44.19
172077007	92011	534572.17	3604.39	5	1200000	0	535000	7.125	0	1	CA	44.58	359	360	7/1/2037	8/1/2007	6/29/2007	745	R	1	N	20	Condominium	N	N	0	0	44.58
162786360	59868	750000	4864.49	27	1672850	0	750000	6.75	0	1	MT	44.83	360	360	8/1/2037	9/1/2007	7/24/2007	731	R	3	Y	10	Single Family	N	N	0	0	44.83
171294177	95062	450000	2918.69	5	1000000	0	450000	6.75	0	1	CA	45	360	360	8/1/2037	9/1/2007	7/25/2007	796	R	3	Y	10	Single Family	N	N	0	0	45
172154577	11210	499900	3283.99	33	1100000	0	499900	6.875	0	1	NY	45.45	360	360	8/1/2037	9/1/2007	7/30/2007	720	R	1	N	10	Single Family	N	N	0	0	45.45
176255677	91016	530000	3481.72	5	1130000	0	530000	6.875	0	1	CA	46.9	360	360	8/1/2037	9/1/2007	7/18/2007	750	R	1	Y	10	Single Family	N	N	0	0	46.9
171931360	90045	1150000	7174.51	5	2625000	2400000	1150000	6.375	0	1	CA	47.92	360	360	8/1/2037	9/1/2007	7/16/2007	727	P	1	N	10	Single Family	N	N	0	0	47.92
162536870	49740	500000	3242.99	23	1040000	0	500000	6.75	0	1	MI	48.08	360	360	8/1/2037	9/1/2007	7/24/2007	744	R	1	N	10	Single Family	N	N	0	0	48.08
177834557	94303	651000	4276.61	5	1350000	0	651000	6.875	0	1	CA	48.22	360	360	9/1/2037	10/1/2007	8/2/2007	707	R	1	Y	10	Single Family	N	N	0	0	48.22
178516287	11576	650000	4379.17	33	1350000	1340000	650000	7.125	0	1	NY	48.51	360	360	9/1/2037	10/1/2007	8/21/2007	782	P	1	N	10	Single Family	N	N	0	0	48.51
161085636	81611	1100000	6862.57	6	2265000	2265000	1100000	6.375	0	1	CO	48.57	360	360	8/1/2037	9/1/2007	7/10/2007	791	P	3	N	20	Condominium	N	N	0	0	48.57
170776626	81632	517500	3356.5	6	1040000	1040000	517500	6.75	0	1	CO	49.76	360	360	8/1/2037	9/1/2007	7/31/2007	756	P	3	N	35	PUD	N	N	0	0	49.76
176161797	32127	500000	3284.64	10	1000000	0	500000	6.875	0	1	FL	50	360	360	8/1/2037	9/1/2007	7/23/2007	677	R	1	Y	10	Single Family	N	N	0	0	50
176476519	32176	550000	3567.29	10	1100000	0	550000	6.75	0	1	FL	50	360	360	8/1/2037	9/1/2007	7/26/2007	738	R	1	Y	35	PUD	N	N	0	0	50
177768798	60605	600000	3891.59	14	1200000	1200000	600000	6.75	0	1	IL	50	360	360	9/1/2037	10/1/2007	8/22/2007	769	P	1	N	20	Condominium	N	N	0	0	50
172878652	90720	427000	2805.08	5	850000	0	427000	6.875	0	1	CA	50.24	360	360	8/1/2037	9/1/2007	7/28/2007	697	R	1	Y	10	Single Family	N	N	0	0	50.24
162754772	95456	500000	3284.64	5	975000	0	500000	6.875	0	1	CA	51.28	360	360	8/1/2037	9/1/2007	6/28/2007	717	R	3	N	10	Single Family	N	N	0	0	51.28
170675868	33327	492000	3109.77	10	990000	945000	492000	6.5	0	1	FL	52.06	360	360	9/1/2037	10/1/2007	8/14/2007	692	P	1	N	35	PUD	N	N	0	0	52.06
163325723	6783	599000	4510.17	7	1150000	0	599000	6.625	0	1	CT	52.09	240	240	8/1/2027	9/1/2007	7/24/2007	660	R	1	Y	10	Single Family	N	N	0	0	52.09
176365799	92675	549000	3745.15	5	1050000	0	549000	7.25	0	1	CA	52.29	360	360	8/1/2037	9/1/2007	7/25/2007	801	R	1	N	10	Single Family	N	N	0	0	52.29
162559193	23024	550000	3613.11	47	1050000	1048750	550000	6.875	0	1	VA	52.44	360	360	8/1/2037	9/1/2007	7/5/2007	806	P	3	N	10	Single Family	N	N	0	0	52.44
172258607	90405	500000	3801.82	5	940000	0	500000	6.75	0	1	CA	53.19	240	240	9/1/2027	10/1/2007	8/2/2007	708	R	1	Y	10	Single Family	N	N	0	0	53.19
171300208	92653	1250000	8003.89	5	2350000	2345000	1250000	6.625	0	1	CA	53.3	360	360	9/1/2037	10/1/2007	8/2/2007	783	P	1	N	35	PUD	N	N	0	0	53.3
171711339	28117	458800	2975.77	34	860000	0	458800	6.75	0	1	NC	53.35	360	360	9/1/2037	10/1/2007	8/14/2007	790	R	1	Y	10	Single Family	N	N	0	0	53.35
176132707	30097	461281	3107.74	11	860000	0	461281	7.125	0	1	GA	53.64	360	360	8/1/2037	9/1/2007	7/25/2007	712	R	1	Y	35	PUD	N	N	0	0	53.64
162496281	95693	449612.56	2918.69	5	835000	0	450000	6.75	0	1	CA	53.89	359	360	7/1/2037	8/1/2007	6/28/2007	708	R	1	Y	10	Single Family	N	N	0	0	53.89
162667705	6820	580000	3810.19	7	1080000	1070000	580000	6.875	0	1	CT	54.21	360	360	8/1/2037	9/1/2007	7/31/2007	798	P	1	N	10	Single Family	N	N	0	0	54.21
162778975	53070	700000	4540.19	50	1290000	1500000	700000	6.75	0	1	WI	54.26	360	360	8/1/2037	9/1/2007	7/20/2007	765	P	3	N	10	Single Family	N	N	0	0	54.26
172193951	8203	700000	4598.5	31	1300000	1287500	700000	6.875	0	1	NJ	54.37	360	360	8/1/2037	9/1/2007	8/2/2007	796	P	3	N	10	Single Family	N	N	0	0	54.37
176732658	56465	600000	3841.87	24	1100000	0	600000	6.625	0	1	MN	54.55	360	360	9/1/2037	10/1/2007	8/17/2007	707	R	3	Y	10	Single Family	N	N	0	0	54.55
162440242	87506	600000	3891.59	32	1100000	0	600000	6.75	0	1	NM	54.55	360	360	8/1/2037	9/1/2007	6/12/2007	755	R	1	N	35	PUD	N	N	0	0	54.55
171942385	29036	860000	5577.94	41	1800000	0	860000	6.75	0	1	SC	47.78	360	360	8/1/2037	9/1/2007	7/18/2007	741	R	1	Y	10	Single Family	N	N	0	0	55
171084763	91364	855803.32	6520.12	5	1550000	0	857500	6.75	0	1	CA	55.32	239	240	7/1/2027	8/1/2007	6/25/2007	793	R	1	N	10	Single Family	N	N	0	0	55.32
162704870	60126	500000	3242.99	14	900000	900000	500000	6.75	0	1	IL	55.56	360	360	9/1/2037	10/1/2007	8/3/2007	680	P	1	N	10	Single Family	N	N	0	0	55.56
163262211	1845	625000	4053.74	22	1125000	1125000	625000	6.75	0	1	MA	55.56	360	360	9/1/2037	10/1/2007	8/8/2007	806	P	1	N	10	Single Family	N	N	0	0	55.56
171661431	18054	550000	4182	39	985000	0	550000	6.75	0	1	PA	55.84	240	240	9/1/2027	10/1/2007	8/10/2007	707	R	1	Y	10	Single Family	N	N	0	0	55.84
172126086	59910	450000	2881.4	27	900000	800000	450000	6.625	0	1	MT	56.25	360	360	8/1/2037	9/1/2007	7/31/2007	780	P	3	N	10	Single Family	N	N	0	0	56.25
177586286	92882	455000	2951.12	5	800000	0	455000	6.75	0	1	CA	56.88	360	360	8/1/2037	9/1/2007	7/26/2007	734	R	1	Y	10	Single Family	N	N	0	0	56.88
163319987	11530	520000	3416.03	33	910000	0	520000	6.875	0	1	NY	57.14	360	360	8/1/2037	9/1/2007	7/3/2007	726	R	1	Y	10	Single Family	N	N	0	0	57.14
162787728	93110	604184.36	3922.11	5	1050000	0	604705	6.75	0	1	CA	57.59	359	360	7/1/2037	8/1/2007	6/22/2007	702	R	1	Y	10	Single Family	N	N	0	0	57.59
172168459	94526	550000	3567.29	5	950000	0	550000	6.75	0	1	CA	57.89	360	360	8/1/2037	9/1/2007	7/10/2007	778	R	1	Y	10	Single Family	N	N	0	0	57.89
163319539	42071	500000	3242.99	18	850000	0	500000	6.75	0	1	KY	58.82	360	360	8/1/2037	9/1/2007	8/1/2007	805	R	1	N	10	Single Family	N	N	0	0	58.82
171484204	98075	650000	4270.04	48	1100000	1100000	650000	6.875	0	1	WA	59.09	360	360	8/1/2037	9/1/2007	7/23/2007	804	P	1	N	35	PUD	N	N	0	0	59.09
177871877	94583	600000	3891.59	5	1050000	1026500	600000	6.75	0	1	CA	58.45	360	360	9/1/2037	10/1/2007	8/7/2007	769	P	1	N	10	Single Family	N	N	0	0	59.43
162821012	27927	480000	3315.24	34	807000	0	480000	7.375	0	1	NC	59.48	360	360	8/1/2037	9/1/2007	7/11/2007	722	R	3	N	35	PUD	N	N	0	0	59.48

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
176994505	95631	536000	3566.02	5	900000	0	536000	7	0	1	CA	59.56	360	360	8/1/2037	9/1/2007	7/19/2007	764	R	1	Y	10	Single Family	N	N	0	0	59.56
162344270	90024	1600000	10377.57	5	2680000	2680000	1600000	6.75	0	1	CA	59.7	360	360	8/1/2037	9/1/2007	7/26/2007	705	P	1	N	10	Single Family	N	N	0	0	59.7
178591850	98122	1000000	6485.98	48	1675000	1675000	1000000	6.75	0	1	WA	59.7	360	360	9/1/2037	10/1/2007	8/10/2007	813	P	3	N	10	Single Family	N	N	0	0	59.7
161678202	53555	500000	3242.99	50	850000	835000	500000	6.75	0	1	WI	59.88	360	360	8/1/2037	9/1/2007	7/31/2007	760	P	1	N	10	Single Family	N	N	0	0	59.88
163194003	60647	600000	3891.59	14	1000000	0	600000	6.75	0	1	IL	60	360	360	8/1/2037	9/1/2007	7/26/2007	695	R	1	N	10	Single Family	N	N	0	0	60
162262251	20876	899217.2	5837.39	21	1500000	0	900000	6.75	0	1	MD	60	359	360	7/1/2037	8/1/2007	6/27/2007	749	R	1	N	10	Single Family	N	N	0	0	60
177351970	92037	750000	4864.49	5	1400000	1250000	750000	6.75	0	1	CA	60	360	360	8/1/2037	9/1/2007	7/20/2007	801	P	1	N	35	PUD	N	N	0	0	60
172039571	92620	829450	5242.69	5	1382500	1382445	829450	6.5	0	1	CA	60	360	360	8/1/2037	9/1/2007	7/23/2007	802	P	1	N	10	Single Family	N	N	0	0	60
162902902	11021	800000	5188.78	33	1325000	1325000	800000	6.75	0	1	NY	60.38	360	360	8/1/2037	9/1/2007	7/20/2007	788	P	1	N	10	Single Family	N	N	0	0	60.38
175987506	91773	762000	5005.8	5	1250000	0	762000	6.875	0	1	CA	60.96	360	360	8/1/2037	9/1/2007	7/9/2007	716	R	1	N	10	Single Family	N	N	0	0	60.96
176041430	2482	625000	4053.74	22	1025000	1025000	625000	6.75	0	1	MA	60.98	360	360	8/1/2037	9/1/2007	7/25/2007	750	P	1	N	10	Single Family	N	N	0	0	60.98
163257627	11705	550000	3613.11	33	900000	0	550000	6.875	0	1	NY	61.11	360	360	8/1/2037	9/1/2007	7/25/2007	713	R	1	Y	10	Single Family	N	N	0	0	61.11
163150773	83014	674418.84	4378.04	51	1100000	1175000	675000	6.75	0	1	WY	61.36	359	360	7/1/2037	8/1/2007	7/5/2007	721	P	1	N	10	Single Family	N	N	0	0	61.36
162418095	92887	565000	3806.51	5	920000	0	565000	7.125	0	1	CA	61.41	360	360	8/1/2037	9/1/2007	7/20/2007	715	R	1	Y	35	PUD	N	N	0	0	61.41
172846056	94595	605000	3974.41	5	985000	0	605000	6.875	0	1	CA	61.42	360	360	9/1/2037	10/1/2007	8/4/2007	722	R	1	Y	10	Single Family	N	N	0	0	61.42
176907958	95127	570000	3697.01	5	924000	0	570000	6.75	0	1	CA	61.69	360	360	8/1/2037	9/1/2007	7/26/2007	749	R	1	Y	10	Single Family	N	N	0	0	61.69
171519338	92064	550000	3751.97	5	890000	0	550000	7.25	0	1	CA	61.8	360	360	8/1/2037	9/1/2007	7/17/2007	801	R	1	Y	10	Single Family	N	N	0	0	61.8
176219791	19103	480500	3196.78	39	775000	0	480500	7	0	1	PA	62	360	360	8/1/2037	9/1/2007	7/17/2007	702	R	1	Y	10	Single Family	N	N	0	0	62
163281366	91606	619516.34	4229.49	5	1000000	0	620000	7.25	0	2	CA	62	359	360	7/1/2037	8/1/2007	6/19/2007	742	R	1	Y	25	2-4 Family	N	N	0	0	62
172722295	95076	870000	5570.71	5	1400000	0	870000	6.625	0	1	CA	62.14	360	360	8/1/2037	9/1/2007	7/18/2007	677	R	3	Y	35	PUD	N	N	0	0	62.14
162660312	95446	470000	3166.48	5	755000	0	470000	7.125	0	1	CA	62.25	360	360	8/1/2037	9/1/2007	7/9/2007	747	R	1	Y	10	Single Family	N	N	0	0	62.25
171696092	91207	720000	4669.91	5	1155000	1155000	720000	6.75	0	1	CA	62.34	360	360	8/1/2037	9/1/2007	7/11/2007	774	P	1	N	10	Single Family	N	N	0	0	62.34
176917774	95757	500001	3243	5	800000	0	500001	6.75	0	1	CA	62.5	360	360	8/1/2037	9/1/2007	7/19/2007	744	R	1	Y	35	PUD	N	N	0	0	62.5
162463205	97146	500000	3368.59	38	800000	0	500000	7.125	0	1	OR	62.5	360	360	8/1/2037	9/1/2007	7/5/2007	753	R	1	N	10	Single Family	N	N	0	0	62.5
172480961	20187	500000	3242.99	47	802000	799859	500000	6.75	0	1	VA	62.51	360	360	9/1/2037	10/1/2007	8/6/2007	725	P	1	N	35	PUD	N	N	0	0	62.51
163243017	2465	960000	6146.99	22	1535000	0	960000	6.625	0	1	MA	62.54	360	360	9/1/2037	10/1/2007	8/6/2007	702	R	1	Y	10	Single Family	N	N	0	0	62.54
172476968	18940	697500	5118.01	39	1113755	1113755	697500	8	0	1	PA	62.63	360	360	9/1/2037	10/1/2007	8/8/2007	728	P	1	N	10	Single Family	N	N	0	0	62.63
177214125	91040	750000	4864.49	5	1220000	1197000	750000	6.75	0	1	CA	62.66	360	360	8/1/2037	9/1/2007	7/24/2007	749	P	1	N	35	PUD	N	N	0	0	62.66
163195771	16648	565000	3664.58	39	1000000	900000	565000	6.75	0	1	PA	62.78	360	360	8/1/2037	9/1/2007	7/9/2007	787	P	1	N	10	Single Family	N	N	0	0	62.78
163093478	20009	464599.65	3015.98	9	740000	0	465000	6.75	0	1	DC	62.84	359	360	7/1/2037	8/1/2007	6/19/2007	753	R	1	Y	10	Single Family	N	N	0	0	62.84
153886856	2421	425000	2899.25	22	675000	0	425000	7.25	0	1	MA	62.96	360	360	8/1/2037	9/1/2007	7/24/2007	764	R	1	N	10	Single Family	N	N	0	0	62.96
176322808	90250	436000	3315.19	5	690000	0	436000	6.75	0	1	CA	63.19	240	240	8/1/2027	9/1/2007	7/23/2007	749	R	1	Y	35	PUD	N	N	0	0	63.19
162980392	92346	523000	3305.72	5	823500	823035	523000	6.5	0	1	CA	63.55	360	360	8/1/2037	9/1/2007	7/19/2007	767	P	1	N	10	Single Family	N	N	0	0	63.55
172827774	91326	620000	4021.31	5	970000	970000	620000	6.75	0	1	CA	63.92	360	360	8/1/2037	9/1/2007	6/22/2007	804	P	1	N	10	Single Family	N	N	0	0	63.92
172105483	93546	480000	3073.49	5	750000	0	480000	6.625	0	1	CA	64	360	360	8/1/2037	9/1/2007	7/18/2007	712	R	3	Y	20	Condominium	N	N	0	0	64
176358654	85268	634000	4112.11	3	990000	0	634000	6.75	0	1	AZ	64.04	360	360	8/1/2037	9/1/2007	7/18/2007	799	R	1	N	10	Single Family	N	N	0	0	64.04
163261619	80125	462000	2958.24	6	720000	0	462000	6.625	0	1	CO	64.17	360	360	8/1/2037	9/1/2007	7/6/2007	716	R	1	N	10	Single Family	N	N	0	0	64.17
146683419	33146	993566.09	6320.69	10	1558000	1556800	1000000	6.5	0	1	FL	64.23	353	360	1/1/2037	2/1/2007	12/14/2006	778	P	1	N	10	Single Family	N	N	0	0	64.23
162577438	60126	450000	2918.69	14	700000	0	450000	6.75	0	1	IL	64.29	360	360	8/1/2037	9/1/2007	7/10/2007	727	R	1	Y	10	Single Family	N	N	0	0	64.29
175999178	96725	1100000	8201.3	12	1700000	0	1100000	6.5	0	1	HI	64.71	240	240	9/1/2027	10/1/2007	8/6/2007	746	R	1	Y	35	PUD	N	N	0	0	64.71
172014912	91505	450000	2918.69	5	695000	0	450000	6.75	0	1	CA	64.75	360	360	8/1/2037	9/1/2007	7/12/2007	789	R	1	Y	10	Single Family	N	N	0	0	64.75
162266220	98199	1235000	7806.04	48	1900000	0	1235000	6.5	0	1	WA	65	360	360	8/1/2037	9/1/2007	7/18/2007	736	R	1	Y	10	Single Family	N	N	0	0	65
176762234	85750	650000	4215.89	3	1000000	0	650000	6.75	0	1	AZ	65	360	360	8/1/2037	9/1/2007	7/25/2007	754	R	1	Y	35	PUD	N	N	0	0	65
176600000	85718	1478750	9838.16	3	2325000	2275000	1478750	7	0	1	AZ	65	360	360	8/1/2037	9/1/2007	7/20/2007	755	P	1	N	35	PUD	N	N	0	0	65
162911799	2891	989375.85	7759.7	40	1600000	1525000	991250	7.125	0	1	RI	65	239	240	7/1/2027	8/1/2007	6/25/2007	764	P	3	N	10	Single Family	N	N	0	0	65
162107872	85929	670000	4345.61	3	1030000	0	670000	6.75	0	1	AZ	65.05	360	360	8/1/2037	9/1/2007	7/23/2007	749	R	1	N	35	PUD	N	N	0	0	65.05
176935142	94611	560000	3632.15	5	860000	860000	560000	6.75	0	1	CA	65.12	360	360	8/1/2037	9/1/2007	7/18/2007	702	P	1	N	10	Single Family	N	N	0	0	65.12
176319074	91107	466000	2945.44	5	715000	0	466000	6.5	0	1	CA	65.17	360	360	9/1/2037	10/1/2007	8/3/2007	773	R	1	N	10	Single Family	N	N	0	0	65.17
172647822	22182	760000	4803.72	47	1160000	1160000	760000	6.5	0	1	VA	65.52	360	360	9/1/2037	10/1/2007	8/10/2007	742	P	1	N	10	Single Family	N	N	0	0	65.52
163185570	19930	500000	3368.6	8	800000	762490	500000	7.125	0	1	DE	65.57	360	360	8/1/2037	9/1/2007	7/31/2007	756	P	3	N	20	Condominium	N	N	0	0	65.57
171530997	70437	503000	3262.45	19	765000	0	503000	6.75	0	1	LA	65.75	360	360	8/1/2037	9/1/2007	7/26/2007	745	R	1	Y	10	Single Family	N	N	0	0	65.75
171556016	75225	750000	4989.77	44	1146600	1140000	750000	7	0	1	TX	65.79	360	360	9/1/2037	10/1/2007	8/16/2007	756	P	1	N	10	Single Family	N	N	0	0	65.79
162677162	91710	623744.58	4705.94	5	950000	0	625000	6.625	0	1	CA	65.79	239	240	7/1/2027	8/1/2007	6/6/2007	770	R	1	Y	10	Single Family	N	N	0	0	65.79
172826734	94517	445000	2849.38	5	675000	675000	445000	6.625	0	1	CA	65.93	360	360	8/1/2037	9/1/2007	7/16/2007	746	P	1	N	10	Single Family	N	N	0	0	65.93
171413102	11229	480000	3113.27	33	725000	725000	480000	6.75	0	1	NY	66.21	360	360	8/1/2037	9/1/2007	7/27/2007	754	P	1	N	10	Single Family	N	N	0	0	66.21
176912847	95132	497000	3306.55	5	750000	0	497000	7	0	1	CA	66.27	360	360	8/1/2037	9/1/2007	7/20/2007	788	R	1	N	10	Single Family	N	N	0	0	66.27
163368161	63131	640000	4204.34	26	965000	0	640000	6.875	0	1	MO	66.32	360	360	8/1/2037	9/1/2007	7/16/2007	754	R	1	N	10	Single Family	N	N	0	0	66.32
172514853	11223	600000	3891.59	33	925000	900500	600000	6.75	0	1	NY	66.63	360	360	9/1/2037	10/1/2007	8/1/2007	719	P	1	N	10	Single Family	N	N	0	0	66.63
177494714	84096	500500	3204.76	45	900000	0	500500	6.625	0	1	UT	55.61	360	360	9/1/2037	10/1/2007	8/15/2007	768	R	1	Y	10	Single Family	N	N	0	0	66.72
176078187	11762	521300	3424.57	33	780000	0	521300	6.875	0	1	NY	66.83	360	360	8/1/2037	9/1/2007	7/26/2007	726	R	1	Y	10	Single Family	N	N	0	0	66.83

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
177598051	11576	535000	3381.56	33	1050000	985000	535000	6.5	0	1	NY	54.31	360	360	9/1/2037	10/1/2007	8/13/2007	773	P	1	N	10	Single Family	N	N	0	0	67.01
171873440	92646	470000	3048.41	5	925000	0	470000	6.75	0	1	CA	50.81	360	360	8/1/2037	9/1/2007	7/18/2007	732	R	1	Y	10	Single Family	N	N	0	0	67.03
170804607	91355	430000	2788.97	5	640000	0	430000	6.75	0	1	CA	67.19	360	360	8/1/2037	9/1/2007	7/13/2007	743	R	1	Y	35	PUD	N	N	0	0	67.19
178717556	94566	699000	4887.51	5	1040000	0	699000	7.5	0	1	CA	67.21	360	360	9/1/2037	10/1/2007	8/16/2007	718	R	1	N	10	Single Family	N	N	0	0	67.21
171301237	90027	580000	3810.19	5	860000	0	580000	6.875	0	2	CA	67.44	360	360	8/1/2037	9/1/2007	7/16/2007	749	R	1	Y	25	2-4 Family	N	N	0	0	67.44
177688738	20744	563300	3987	21	834000	0	563300	7.625	0	1	MD	67.54	360	360	9/1/2037	10/1/2007	8/16/2007	705	R	1	N	10	Single Family	N	N	0	0	67.54
172358900	95130	595000	3958.54	5	880000	0	595000	7	0	1	CA	67.61	360	360	8/1/2037	9/1/2007	7/12/2007	672	R	1	Y	10	Single Family	N	N	0	0	67.61
162886596	80303	525000	3405.14	6	775000	0	525000	6.75	0	1	CO	67.74	360	360	8/1/2037	9/1/2007	7/13/2007	794	R	1	Y	10	Single Family	N	N	0	0	67.74
177103979	22079	521000	3422.6	47	765000	0	521000	6.875	0	1	VA	68.1	360	360	8/1/2037	9/1/2007	7/26/2007	720	R	1	Y	35	PUD	N	N	0	0	68.1
176375669	89441	584444	3790.69	29	866000	858138	584444	6.75	0	1	NV	68.11	360	360	8/1/2037	9/1/2007	7/17/2007	756	P	1	N	35	PUD	N	N	0	0	68.11
171829675	91789	600000	4093.06	5	880000	0	600000	7.25	0	1	CA	68.18	360	360	8/1/2037	9/1/2007	7/9/2007	700	R	1	Y	10	Single Family	N	N	0	0	68.18
176754177	91737	580000	4410.11	5	850000	0	580000	6.75	0	1	CA	68.24	240	240	8/1/2027	9/1/2007	7/13/2007	763	R	1	Y	10	Single Family	N	N	0	0	68.24
171270880	30677	1093000	6908.5	11	1600000	1600000	1093000	6.5	0	1	GA	68.31	360	360	9/1/2037	10/1/2007	8/20/2007	770	P	1	N	10	Single Family	N	N	0	0	68.31
162921257	2066	530000	3437.57	22	775000	0	530000	6.75	0	1	MA	68.39	360	360	8/1/2037	9/1/2007	7/20/2007	713	R	1	Y	10	Single Family	N	N	0	0	68.39
162712126	84050	534550.53	3514.57	45	810000	780000	535000	6.875	0	1	UT	68.59	359	360	7/1/2037	8/1/2007	6/21/2007	689	P	1	N	10	Single Family	N	N	0	0	68.59
172328872	6001	424642.95	2791.95	7	619000	0	425000	6.875	0	1	CT	68.66	359	360	7/1/2037	8/1/2007	6/13/2007	771	R	1	Y	10	Single Family	N	N	0	0	68.66
171656679	98177	513000	3370.04	48	746000	0	513000	6.875	0	1	WA	68.77	360	360	8/1/2037	9/1/2007	7/19/2007	705	R	1	Y	10	Single Family	N	N	0	0	68.77
162800025	23111	435475	2860.76	47	675000	631475	435475	6.875	0	1	VA	68.96	360	360	9/1/2037	10/1/2007	8/9/2007	790	P	1	N	10	Single Family	N	N	0	0	68.96
162805578	98502	500000	3326.51	48	725000	0	500000	7	0	1	WA	68.97	360	360	8/1/2037	9/1/2007	7/3/2007	732	R	1	Y	10	Single Family	N	N	0	0	68.97
175947192	78261	1000000	6403.11	44	1450000	0	1000000	6.625	0	1	TX	68.97	360	360	9/1/2037	10/1/2007	8/14/2007	759	R	1	N	35	PUD	N	N	0	0	68.97
171102366	60302	859000	5571.46	14	1250000	1245000	859000	6.75	0	1	IL	69	360	360	8/1/2037	9/1/2007	7/31/2007	683	P	1	N	10	Single Family	N	N	0	0	69
168957846	2035	570433	3699.82	22	825000	0	570433	6.75	0	1	MA	69.14	360	360	8/1/2037	9/1/2007	7/20/2007	713	R	1	Y	10	Single Family	N	N	0	0	69.14
176742593	92707	436000	2827.89	5	630000	0	436000	6.75	0	1	CA	69.21	360	360	8/1/2037	9/1/2007	7/25/2007	759	R	1	Y	10	Single Family	N	N	0	0	69.21
177247702	91390	500000	3160.34	5	720000	0	500000	6.5	0	1	CA	69.44	360	360	9/1/2037	10/1/2007	8/15/2007	704	R	1	Y	10	Single Family	N	N	0	0	69.44
176802758	1730	695000	4450.16	22	1000000	0	695000	6.625	0	1	MA	69.5	360	360	9/1/2037	10/1/2007	8/16/2007	721	R	1	Y	10	Single Family	N	N	0	0	69.5
169321461	95376	435000	2857.64	5	625000	0	435000	6.875	0	1	CA	69.6	360	360	8/1/2037	9/1/2007	7/16/2007	705	R	1	Y	10	Single Family	N	N	0	0	69.6
176587039	60540	725000	5131.5	14	1040000	0	725000	7.625	0	1	IL	69.71	360	360	8/1/2037	9/1/2007	7/6/2007	791	R	1	Y	10	Single Family	N	N	0	0	69.71
172756987	91737	565000	3664.58	5	810000	0	565000	6.75	0	1	CA	69.75	360	360	8/1/2037	9/1/2007	7/12/2007	745	R	1	Y	10	Single Family	N	N	0	0	69.75
175968158	19123	465000	3093.66	39	665000	665000	465000	7	0	1	PA	69.92	360	360	9/1/2037	10/1/2007	8/1/2007	756	P	3	N	35	PUD	N	N	0	0	69.92
172385455	92606	598000	3878.62	5	855000	0	598000	6.75	0	1	CA	69.94	360	360	8/1/2037	9/1/2007	7/6/2007	796	R	1	Y	35	PUD	N	N	0	0	69.94
172613761	92782	456100	2996.25	5	652000	651957	456100	6.875	0	1	CA	69.96	360	360	9/1/2037	10/1/2007	8/3/2007	713	P	1	N	20	Condominium	N	N	0	0	69.96
170997274	29676	927500	6093.01	41	1325000	1325000	927500	6.875	0	1	SC	70	360	360	8/1/2037	9/1/2007	7/27/2007	698	P	3	N	35	PUD	N	N	0	0	70
176023967	28787	506900	3415.08	34	1074000	0	506900	7.125	0	1	NC	47.2	360	360	8/1/2037	9/1/2007	7/25/2007	706	R	1	Y	10	Single Family	N	N	0	0	70
176764714	98022	630000	4244.43	48	900000	0	630000	7.125	0	1	WA	70	360	360	8/1/2037	9/1/2007	7/25/2007	711	R	1	Y	10	Single Family	N	N	0	0	70
172463350	20850	630000	4297.71	21	900000	0	630000	7.25	0	1	MD	70	360	360	9/1/2037	10/1/2007	8/6/2007	715	R	1	Y	35	PUD	N	N	0	0	70
176714368	32819	588000	3813.76	10	840000	0	588000	6.75	0	1	FL	70	360	360	8/1/2037	9/1/2007	7/26/2007	715	R	1	Y	10	Single Family	N	N	0	0	70
177031578	8735	595000	4008.63	31	850000	0	595000	7.125	0	1	NJ	70	360	360	8/1/2037	9/1/2007	7/31/2007	739	R	3	Y	10	Single Family	N	N	0	0	70
176117231	60175	684250	4438.03	14	980000	977500	684250	6.75	0	1	IL	70	360	360	8/1/2037	9/1/2007	7/31/2007	757	P	1	N	10	Single Family	N	N	0	0	70
177929226	95693	560000	3678.8	5	800000	0	560000	6.875	0	1	CA	70	360	360	9/1/2037	10/1/2007	8/17/2007	784	R	1	N	10	Single Family	N	N	0	0	70
171571913	90041	455000	3459.66	5	650000	0	455000	6.75	0	1	CA	70	240	240	8/1/2027	9/1/2007	7/9/2007	796	R	1	Y	10	Single Family	N	N	0	0	70
175947376	98290	477325	3095.92	48	675000	0	477325	6.75	0	1	WA	70.71	360	360	8/1/2037	9/1/2007	7/13/2007	739	R	1	Y	10	Single Family	N	N	0	0	70.71
169614205	98008	452000	2931.66	48	635000	0	452000	6.75	0	1	WA	71.18	360	360	8/1/2037	9/1/2007	7/13/2007	715	R	1	N	10	Single Family	N	N	0	0	71.18
163047720	83001	560000	3632.15	51	785000	785000	560000	6.75	0	2	WY	71.34	360	360	8/1/2037	9/1/2007	7/12/2007	774	P	1	N	25	2-4 Family	N	N	0	0	71.34
161391538	39157	1000000	6320.68	25	1400000	0	1000000	6.5	0	1	MS	71.43	360	360	9/1/2037	10/1/2007	8/2/2007	791	R	1	N	10	Single Family	N	N	0	0	71.43
170250564	98422	420000	2759.1	48	585000	0	420000	6.875	0	1	WA	71.79	360	360	8/1/2037	9/1/2007	7/24/2007	661	R	1	Y	35	PUD	N	N	0	0	71.79
176633112	90277	1155000	7587.53	5	1600000	0	1155000	6.875	0	1	CA	72.19	360	360	9/1/2037	10/1/2007	8/17/2007	758	R	1	N	10	Single Family	N	N	0	0	72.19
163001483	72106	650000	4215.89	4	900000	0	650000	6.75	0	1	AR	72.22	360	360	8/1/2037	9/1/2007	7/6/2007	744	R	1	N	35	PUD	N	N	0	0	72.22
162149997	90255	445000	2923.33	5	615000	0	445000	6.875	0	1	CA	72.36	360	360	8/1/2037	9/1/2007	7/10/2007	739	R	1	Y	10	Single Family	N	N	0	0	72.36
163151061	28462	688000	4810.6	34	950000	0	688000	7.5	0	1	NC	72.42	360	360	8/1/2037	9/1/2007	7/12/2007	672	R	3	N	10	Single Family	N	N	0	0	72.42
176195254	94513	600000	3941.57	5	825000	0	600000	6.875	0	1	CA	72.73	360	360	8/1/2037	9/1/2007	7/13/2007	780	R	1	Y	10	Single Family	N	N	0	0	72.73
176411078	92009	495000	3251.8	5	680000	0	495000	6.875	0	1	CA	72.79	360	360	8/1/2037	9/1/2007	7/18/2007	663	R	1	Y	10	Single Family	N	N	0	0	72.79
176645263	94705	528000	3512.8	5	725000	725000	528000	7	0	1	CA	72.83	360	360	8/1/2037	9/1/2007	7/16/2007	703	P	1	N	10	Single Family	N	N	0	0	72.83
178251464	91011	1019970.38	6446.91	5	1400000	1400000	1019970.38	6.5	0	1	CA	72.86	360	360	9/1/2037	10/1/2007	8/7/2007	724	P	1	N	10	Single Family	N	N	0	0	72.86
178387054	6880	492000	3191.1	7	675000	0	492000	6.75	0	1	CT	72.89	360	360	9/1/2037	10/1/2007	8/15/2007	795	R	1	Y	10	Single Family	N	N	0	0	72.89
162965318	98260	875000	5821.4	48	1200000	0	875000	7	0	1	WA	72.92	360	360	8/1/2037	9/1/2007	9/20/2006	804	R	1	N	10	Single Family	N	N	0	0	72.92
178369780	95132	610000	4007.27	5	849900	849900	610000	6.875	0	1	CA	71.77	360	360	9/1/2037	10/1/2007	8/7/2007	769	P	1	N	10	Single Family	N	N	0	0	72.95
177151858	20175	460000	2832.3	47	711000	629670	460000	6.25	0	1	VA	73.05	360	360	9/1/2037	10/1/2007	8/15/2007	763	P	1	N	35	PUD	N	N	0	0	73.05
162828253	94089	551169	3759.94	5	751169	751169	551169	7.25	0	1	CA	73.37	360	360	8/1/2037	9/1/2007	7/12/2007	731	P	1	N	35	PUD	N	N	0	0	73.37
172138479	89451	960000	6386.9	29	1305000	0	960000	7	0	1	NV	73.56	360	360	9/1/2037	10/1/2007	8/10/2007	800	R	3	Y	10	Single Family	N	N	0	0	73.56
163160791	23059	560000	3678.8	47	760000	0	560000	6.875	0	1	VA	73.68	360	360	9/1/2037	10/1/2007	8/1/2007	745	R	1	Y	35	PUD	N	N	0	0	73.68

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
172698244	85262	730000	5476.59	3	990000	0	730000	8.125	0	1	AZ	73.74	345	345	5/1/2036	9/1/2007	4/14/2007	776	R	1	N	10	Single Family	N	N	0	0	73.74
163318426	80477	850000	5655.07	6	1150000	1150000	850000	7	0	1	CO	73.91	360	360	8/1/2037	9/1/2007	7/16/2007	799	P	1	N	10	Single Family	N	N	0	0	73.91
179035826	60514	550000	3567.29	14	813000	742500	550000	6.75	0	1	IL	74.07	360	360	9/1/2037	10/1/2007	8/15/2007	788	P	1	N	10	Single Family	N	N	0	0	74.07
163274565	85255	658000	4488.72	3	950000	887876	658000	7.25	0	1	AZ	74.11	360	360	8/1/2037	9/1/2007	7/19/2007	774	P	1	N	35	PUD	N	N	0	0	74.11
176342460	21042	580000	3810.19	21	790000	780000	580000	6.875	0	1	MD	74.36	360	360	8/1/2037	9/1/2007	7/30/2007	732	P	1	N	35	PUD	N	N	0	0	74.36
171416286	11360	450000	2993.86	33	605000	0	450000	7	0	1	NY	74.38	360	360	8/1/2037	9/1/2007	7/25/2007	795	R	1	N	20	Condominium	N	N	0	0	74.38
176372030	92706	473984	3113.74	5	635000	0	473984	6.875	0	1	CA	74.64	360	360	8/1/2037	9/1/2007	7/24/2007	789	R	1	Y	10	Single Family	N	N	0	0	74.64
161017292	98021	559517.85	3632.15	48	750000	0	560000	6.75	0	1	WA	74.67	359	360	7/1/2037	8/1/2007	6/28/2007	702	R	1	Y	35	PUD	N	N	0	0	74.67
177737012	92315	461000	2913.83	5	615000	0	461000	6.5	0	1	CA	74.96	360	360	9/1/2037	10/1/2007	8/10/2007	752	R	1	Y	10	Single Family	N	N	0	0	74.96
171673301	90035	749900	4801.69	5	999999	999999	749900	6.625	0	1	CA	74.99	360	360	9/1/2037	10/1/2007	8/10/2007	707	P	1	N	10	Single Family	N	N	0	0	74.99
176273076	84770	747000	5159.34	45	996000	0	747000	7.375	0	1	UT	75	360	360	8/1/2037	9/1/2007	7/20/2007	676	R	1	Y	10	Single Family	N	N	0	0	75
163089046	33458	519750	3371.09	10	700000	693000	519750	6.75	0	1	FL	75	360	360	8/1/2037	9/1/2007	7/16/2007	693	P	1	N	35	PUD	N	N	0	0	75
176921629	90680	442500	2906.91	5	590000	0	442500	6.875	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/24/2007	721	R	1	Y	20	Condominium	N	N	0	0	75
176484304	95033	495000	3210.56	5	660000	0	495000	6.75	0	1	CA	75	360	360	9/1/2037	10/1/2007	8/7/2007	724	R	1	Y	10	Single Family	N	N	0	0	75
177835509	98391	650000	4942.37	48	1200000	0	650000	6.75	0	1	WA	54.17	240	240	9/1/2027	10/1/2007	8/3/2007	726	R	1	N	10	Single Family	N	N	0	0	75
176689418	97123	502500	3259.21	38	670000	0	502500	6.75	0	1	OR	75	360	360	8/1/2037	9/1/2007	7/25/2007	734	R	1	Y	10	Single Family	N	N	0	0	75
162837334	12188	510000	3435.96	33	680000	0	510000	7.125	0	1	NY	75	360	360	8/1/2037	9/1/2007	7/12/2007	745	R	1	Y	10	Single Family	N	N	0	0	75
162920745	94060	524590.45	3581.43	5	700000	0	525000	7.25	0	1	CA	75	359	360	7/1/2037	8/1/2007	6/25/2007	746	R	1	Y	10	Single Family	N	N	0	0	75
172397462	33463	492750	3319.74	10	657000	0	492750	7.125	0	1	FL	75	360	360	8/1/2037	9/1/2007	7/16/2007	753	R	1	Y	10	Single Family	N	N	0	0	75
176437945	95046	1436250	9315.49	5	1915000	1915000	1436250	6.75	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/17/2007	756	P	1	N	10	Single Family	N	N	0	0	75
162515195	94954	438750	2845.72	5	585000	0	438750	6.75	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/5/2007	757	R	1	Y	10	Single Family	N	N	0	0	75
171756744	97068	675000	4490.79	38	900000	0	675000	7	0	1	OR	75	360	360	8/1/2037	9/1/2007	7/25/2007	757	R	1	Y	35	PUD	N	N	0	0	75
176940439	92336	450000	2881.4	5	600000	0	450000	6.625	0	1	CA	75	360	360	9/1/2037	10/1/2007	8/10/2007	757	R	1	Y	10	Single Family	N	N	0	0	75
178242715	92057	619500	4121.55	5	829000	826000	619500	7	0	1	CA	75	360	360	9/1/2037	10/1/2007	8/10/2007	759	P	1	N	35	PUD	N	N	0	0	75
161766637	33312	593238.79	3851.05	10	925000	0	593750	6.75	0	1	FL	64.19	359	360	7/1/2037	8/1/2007	6/15/2007	762	R	1	N	10	Single Family	N	N	0	0	75
171446994	30214	772500	5074.78	11	1130000	1030000	772500	6.875	0	1	GA	75	360	360	8/1/2037	9/1/2007	7/25/2007	766	P	1	N	35	PUD	N	N	0	0	75
172067358	83313	555000	3553.73	13	740000	0	555000	6.625	0	1	ID	75	360	360	9/1/2037	10/1/2007	8/8/2007	771	R	1	Y	10	Single Family	N	N	0	0	75
176262478	22315	458250	3048.75	47	611000	0	458250	7	0	1	VA	75	360	360	8/1/2037	9/1/2007	7/26/2007	781	R	1	Y	10	Single Family	N	N	0	0	75
177938499	91356	1313250	8517.71	5	1751000	1751000	1313250	6.75	0	1	CA	75	360	360	9/1/2037	10/1/2007	8/17/2007	783	P	1	N	10	Single Family	N	N	0	0	75
171786150	55352	450000	2956.18	24	600000	0	450000	6.875	0	1	MN	75	360	360	8/1/2037	9/1/2007	7/24/2007	784	R	1	Y	10	Single Family	N	N	0	0	75
178138221	6877	1171875	7600.76	7	1590000	1562520	1171875	6.75	0	1	CT	75	360	360	9/1/2037	10/1/2007	8/21/2007	791	P	1	N	10	Single Family	N	N	0	0	75
172458574	1460	480000	3113.27	22	650000	640000	480000	6.75	0	1	MA	75	360	360	8/1/2037	9/1/2007	7/19/2007	803	P	1	N	10	Single Family	N	N	0	0	75
170470943	95307	445500	2889.5	5	590000	0	445500	6.75	0	1	CA	75.51	360	360	8/1/2037	9/1/2007	7/10/2007	709	R	1	N	10	Single Family	N	N	0	0	75.51
177270245	94131	900000	5837.38	5	1225000	1190000	900000	6.75	0	1	CA	75.63	360	360	8/1/2037	9/1/2007	7/19/2007	731	P	1	N	10	Single Family	N	N	0	0	75.63
177231159	92833	730000	4614.1	5	965000	0	730000	6.5	0	1	CA	75.65	360	360	9/1/2037	10/1/2007	8/7/2007	721	R	1	N	10	Single Family	N	N	0	0	75.65
177351170	11432	535000	3514.57	33	705000	0	535000	6.875	0	2	NY	75.89	360	360	9/1/2037	10/1/2007	8/14/2007	786	R	1	N	25	2-4 Family	N	N	0	0	75.89
170894234	91377	423000	2743.57	5	556000	0	423000	6.75	0	1	CA	76.08	360	360	8/1/2037	9/1/2007	7/20/2007	750	R	1	N	20	Condominium	N	N	0	0	76.08
170724051	92694	1000000	6485.98	5	1315000	1314147	1000000	6.75	0	1	CA	76.09	360	360	8/1/2037	9/1/2007	7/20/2007	794	P	1	N	35	PUD	N	N	0	0	76.09
177125570	37215	647000	4871.59	43	850000	0	647000	6.625	0	1	TN	76.12	240	240	8/1/2027	9/1/2007	7/19/2007	746	R	1	N	10	Single Family	N	N	0	0	76.12
176065682	60068	900000	5837.38	14	1190000	1180000	900000	6.75	0	1	IL	76.27	360	360	8/1/2037	9/1/2007	7/31/2007	697	P	1	N	10	Single Family	N	N	0	0	76.27
162581958	89149	469603	3123.97	29	670000	615343	469603	6.999	0	1	NV	76.32	360	360	8/1/2037	9/1/2007	7/9/2007	801	P	1	N	35	PUD	N	N	0	0	76.32
172017800	6850	645000	4237.19	7	845000	0	645000	6.875	0	1	CT	76.33	360	360	9/1/2037	10/1/2007	8/6/2007	766	R	1	Y	10	Single Family	N	N	0	0	76.33
163204012	90815	557531.22	3665.66	5	750000	729000	558000	6.875	0	1	CA	76.54	359	360	7/1/2037	8/1/2007	6/28/2007	803	P	1	N	10	Single Family	N	N	0	0	76.54
176264499	80134	999000	6730.45	6	1300000	0	999000	7.125	0	1	CO	76.85	360	360	8/1/2037	9/1/2007	7/9/2007	706	R	1	N	35	PUD	N	N	0	0	76.85
176125911	90027	750000	4864.49	5	975000	0	750000	6.75	0	2	CA	76.92	360	360	8/1/2037	9/1/2007	7/18/2007	688	R	1	Y	25	2-4 Family	N	N	0	0	76.92
163016949	33040	500000	3326.51	10	650000	650000	500000	7	0	1	FL	76.92	360	360	8/1/2037	9/1/2007	7/24/2007	782	P	1	N	10	Single Family	N	N	0	0	76.92
177105641	6340	493000	3197.59	7	640000	0	493000	6.75	0	1	CT	77.03	360	360	8/1/2037	9/1/2007	7/26/2007	660	R	1	Y	10	Single Family	N	N	0	0	77.03
177362323	84121	925000	5999.53	45	1260000	1200000	925000	6.75	0	1	UT	77.08	360	360	9/1/2037	10/1/2007	8/1/2007	726	P	1	N	10	Single Family	N	N	0	0	77.08
169815304	18436	850000	5583.89	39	1107000	1100000	850000	6.875	0	1	PA	77.27	360	360	9/1/2037	10/1/2007	8/17/2007	693	P	3	N	10	Single Family	N	N	0	0	77.27
163210229	23220	850000	5583.89	47	1100000	0	850000	6.875	0	1	VA	77.27	360	360	8/1/2037	9/1/2007	7/12/2007	792	R	1	Y	10	Single Family	N	N	0	0	77.27
171875705	33446	650000	4324.47	10	973000	970000	650000	7	0	1	FL	67.01	360	360	8/1/2037	9/1/2007	7/20/2007	773	P	3	N	35	PUD	N	N	0	0	77.32
162058626	90241	494329.9	3210.56	5	640000	0	495000	6.75	0	1	CA	77.34	359	360	7/1/2037	8/1/2007	6/6/2007	713	R	1	N	10	Single Family	N	N	0	0	77.34
172372765	80111	500450	3499.22	6	649000	647103	500450	7.5	0	1	CO	77.34	360	360	8/1/2037	9/1/2007	7/20/2007	780	P	1	N	35	PUD	N	N	0	0	77.34
177012777	37064	650000	4270.04	43	840000	0	650000	6.875	0	1	TN	77.38	360	360	8/1/2037	9/1/2007	7/16/2007	763	R	1	Y	10	Single Family	N	N	0	0	77.38
167585586	77401	1301500	8658.91	44	1680000	0	1301500	7	0	1	TX	77.47	360	360	8/1/2037	9/1/2007	7/23/2007	721	R	1	N	10	Single Family	N	N	0	0	77.47
161816396	19468	500100	3160.98	39	645000	0	500100	6.5	0	1	PA	77.53	360	360	9/1/2037	10/1/2007	8/10/2007	706	R	1	Y	10	Single Family	N	N	0	0	77.53
176200022	45068	699000	4591.93	36	900000	0	699000	6.875	0	1	OH	77.67	360	360	8/1/2037	9/1/2007	7/25/2007	734	R	1	N	10	Single Family	N	N	0	0	77.67
162807962	1520	700000	4598.5	22	923000	900000	700000	6.875	0	1	MA	77.78	360	360	8/1/2037	9/1/2007	7/18/2007	745	P	1	N	10	Single Family	N	N	0	0	77.78
176367757	20912	675000	5032.62	21	865000	0	675000	6.5	0	1	MD	78.03	240	240	8/1/2027	9/1/2007	7/19/2007	743	R	1	Y	10	Single Family	N	N	0	0	78.03
172167955	19930	917840	6183.66	8	1175000	0	917840	7.125	0	1	DE	78.11	360	360	8/1/2037	9/1/2007	10/31/2006	699	R	3	N	10	Single Family	N	N	0	0	78.11

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
163207236	23139	1500000	9728.98	47	1917000	0	1500000	6.75	0	1	VA	78.25	360	360	8/1/2037	9/1/2007	7/13/2007	759	R	1	N	10	Single Family	N	N	0	0	78.25
162136180	33486	1099025.91	7225.89	10	1400000	0	1099950	6.875	0	1	FL	78.57	359	360	7/1/2037	8/1/2007	6/20/2007	762	R	1	N	10	Single Family	N	N	0	0	78.57
162602737	30625	609500	3953.21	11	775000	0	609500	6.75	0	1	GA	78.65	360	360	8/1/2037	9/1/2007	8/6/2007	720	R	1	N	10	Single Family	N	N	0	0	78.65
171977045	97068	492000	3232.09	38	625000	0	492000	6.875	0	1	OR	78.72	360	360	8/1/2037	9/1/2007	7/16/2007	740	R	1	Y	10	Single Family	N	N	0	0	78.72
171946842	91789	500100	3243.64	5	640000	635000	500100	6.75	0	1	CA	78.76	360	360	8/1/2037	9/1/2007	7/5/2007	667	P	1	N	10	Single Family	N	N	0	0	78.76
172454765	97403	650000	4215.89	38	860000	825000	650000	6.75	0	1	OR	78.79	360	360	8/1/2037	9/1/2007	7/16/2007	680	P	1	N	10	Single Family	N	N	0	0	78.79
176672695	70123	867000	5988.15	19	1100000	0	867000	7.375	0	1	LA	78.82	360	360	8/1/2037	9/1/2007	7/18/2007	765	R	1	N	10	Single Family	N	N	0	0	78.82
163136444	78382	450000	2956.18	44	570000	0	450000	6.875	0	1	TX	78.95	360	360	8/1/2037	9/1/2007	7/17/2007	790	R	1	N	10	Single Family	N	N	0	0	78.95
176629783	92845	490000	3178.13	5	620000	0	490000	6.75	0	1	CA	79.03	360	360	8/1/2037	9/1/2007	7/25/2007	677	R	1	Y	10	Single Family	N	N	0	0	79.03
163016165	98296	498000	3230.02	48	630000	0	498000	6.75	0	1	WA	79.05	360	360	8/1/2037	9/1/2007	6/27/2007	716	R	1	Y	35	PUD	N	N	0	0	79.05
163199900	98034	554800	3598.42	48	700000	700000	554800	6.75	0	1	WA	79.26	360	360	8/1/2037	9/1/2007	7/5/2007	787	P	1	N	35	PUD	N	N	0	0	79.26
176422951	11792	510000	3350.34	33	645000	642500	510000	6.875	0	1	NY	79.38	360	360	8/1/2037	9/1/2007	8/1/2007	715	P	1	N	10	Single Family	N	N	0	0	79.38
170680074	77401	651000	4853.68	44	820000	0	651000	6.5	0	1	TX	79.39	240	240	8/1/2027	9/1/2007	7/24/2007	696	R	1	Y	10	Single Family	N	N	0	0	79.39
162816572	53122	675000	4378.04	50	850000	0	675000	6.75	0	1	WI	79.41	360	360	8/1/2037	9/1/2007	7/17/2007	794	R	1	Y	10	Single Family	N	N	0	0	79.41
172349819	8724	544000	3803.73	31	700000	685000	544000	7.5	0	1	NJ	79.42	360	360	8/1/2037	9/1/2007	7/26/2007	666	P	3	N	10	Single Family	N	N	0	0	79.42
163242249	91505	612000	3969.42	5	770000	0	612000	6.75	0	1	CA	79.48	360	360	8/1/2037	9/1/2007	7/19/2007	743	R	1	N	10	Single Family	N	N	0	0	79.48
172560491	94502	640000	4045.24	5	805000	805000	640000	6.5	0	1	CA	79.5	360	360	9/1/2037	10/1/2007	8/1/2007	790	P	1	N	35	PUD	N	N	0	0	79.5
171830787	20904	452000	3007.17	21	568250	568250	452000	7	0	1	MD	79.54	360	360	8/1/2037	9/1/2007	7/10/2007	776	P	1	N	35	PUD	N	N	0	0	79.54
166770206	81623	650000	4324.47	6	815000	815000	650000	7	0	1	CO	79.75	360	360	9/1/2037	10/1/2007	8/15/2007	806	P	3	N	35	PUD	N	N	0	0	79.75
172414904	6903	639000	4197.78	7	800000	0	639000	6.875	0	1	CT	79.88	360	360	8/1/2037	9/1/2007	7/13/2007	711	R	1	N	10	Single Family	N	N	0	0	79.88
172214202	64152	757000	5100.05	26	950000	947409	757000	7.125	0	1	MO	79.9	360	360	8/1/2037	9/1/2007	7/19/2007	745	P	1	N	35	PUD	N	N	0	0	79.9
171923703	33446	617600	4057.19	10	827000	772920	617600	6.875	0	1	FL	79.9	360	360	8/1/2037	9/1/2007	7/20/2007	802	P	1	N	35	PUD	N	N	0	0	79.9
162615426	20175	512000	3320.82	47	644000	640155	512000	6.75	0	1	VA	79.98	360	360	8/1/2037	9/1/2007	7/30/2007	793	P	1	N	35	PUD	N	N	0	0	79.98
162474486	19930	615407.47	4149.44	8	800000	769990	615900	7.125	0	1	DE	79.99	359	360	7/1/2037	8/1/2007	6/29/2007	711	P	3	N	20	Condominium	N	N	0	0	79.99
178285867	97701	677500	4450.69	38	847000	0	677500	6.875	0	1	OR	79.99	360	360	9/1/2037	10/1/2007	8/13/2007	733	R	3	Y	35	PUD	N	N	0	0	79.99
172098850	19709	451700	3119.78	8	571000	564715	451700	7.375	0	1	DE	79.99	360	360	8/1/2037	9/1/2007	7/31/2007	750	P	1	N	35	PUD	N	N	0	0	79.99
171882114	89523	611450	4171.17	29	822000	764374	611450	7.25	0	1	NV	79.99	360	360	8/1/2037	9/1/2007	7/19/2007	773	P	1	N	35	PUD	N	N	0	0	79.99
171931152	78738	520500	3375.95	44	674000	650673	520500	6.75	0	1	TX	79.99	360	360	9/1/2037	10/1/2007	8/3/2007	808	P	1	N	35	PUD	N	N	0	0	79.99
176639712	90744	452000	2931.66	5	565000	0	452000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	663	R	1	Y	10	Single Family	N	N	0	0	80
171795535	80241	840000	5518.2	6	1065000	1050000	840000	6.875	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/25/2007	663	P	1	N	35	PUD	N	N	0	0	80
171194823	19067	436800	2869.47	39	546000	0	436800	6.875	0	1	PA	80	360	360	8/1/2037	9/1/2007	7/17/2007	671	R	1	Y	10	Single Family	N	N	0	0	80
175819213	27312	432000	2947	34	540000	0	432000	7.25	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/26/2007	673	R	1	Y	35	PUD	N	N	0	0	80
175837453	27608	600000	3941.57	34	750000	0	600000	6.875	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/30/2007	677	R	3	Y	20	Condominium	N	N	0	0	80
176056267	94513	452800	3510.55	5	566000	0	452800	7	0	1	CA	80	240	240	8/1/2027	9/1/2007	7/19/2007	678	R	1	Y	10	Single Family	N	N	0	0	80
172174140	92807	680000	4410.46	5	850000	0	680000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	678	R	1	Y	10	Single Family	N	N	0	0	80
162745155	3087	592000	3839.7	30	745000	740000	592000	6.75	0	1	NH	80	360	360	9/1/2037	10/1/2007	8/6/2007	678	P	1	N	10	Single Family	N	N	0	0	80
172014720	89110	460000	3060.39	29	575000	0	460000	7	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/20/2007	684	R	1	Y	35	PUD	N	N	0	0	80
176848864	94519	480000	3153.26	5	600000	0	480000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/20/2007	684	R	1	Y	10	Single Family	N	N	0	0	80
176827661	85266	760000	4929.35	3	950000	950000	760000	6.75	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/24/2007	694	P	1	N	35	PUD	N	N	0	0	80
162155070	89052	488000	3165.16	29	610000	0	488000	6.75	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/17/2007	696	R	1	N	35	PUD	N	N	0	0	80
171390016	92065	548000	3554.32	5	685000	0	548000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	698	R	1	Y	10	Single Family	N	N	0	0	80
177636791	37866	656000	4309.45	43	820000	835000	656000	6.875	0	1	TN	80	360	360	9/1/2037	10/1/2007	8/17/2007	700	P	3	N	10	Single Family	N	N	0	0	80
178977822	40356	558360	3952.04	18	720000	697950	558360	7.625	0	1	KY	80	360	360	9/1/2037	10/1/2007	8/20/2007	700	P	1	N	10	Single Family	N	N	0	0	80
176201847	12533	468000	3074.43	33	585000	0	468000	6.875	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/26/2007	700	R	1	N	10	Single Family	N	N	0	0	80
176681088	10804	506000	3409.02	33	633000	632500	506000	7.125	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/16/2007	700	P	1	N	10	Single Family	N	N	0	0	80
171996861	84043	471487.7	3060.7	45	598000	589868	471894	6.75	0	1	UT	80	359	360	7/1/2037	8/1/2007	6/27/2007	702	P	1	N	35	PUD	N	N	0	0	80
177961870	55304	987100	6077.74	24	1250000	1233876	987100	6.25	0	1	MN	80	360	360	9/1/2037	10/1/2007	8/21/2007	703	P	1	N	10	Single Family	N	N	0	0	80
168099142	88341	560000	3678.8	32	700000	0	560000	6.875	0	1	NM	80	360	360	8/1/2037	9/1/2007	7/17/2007	703	R	1	Y	10	Single Family	N	N	0	0	80
177853967	89141	980000	6685.33	29	1500000	1225000	980000	7.25	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/31/2007	705	P	1	N	35	PUD	N	N	0	0	80
172417961	22182	944000	6280.46	47	1180000	0	944000	7	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/18/2007	706	R	1	Y	10	Single Family	N	N	0	0	80
177093708	78746	553600	3683.11	44	715000	692000	553600	7	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/27/2007	709	P	1	N	35	PUD	N	N	0	0	80
167012796	83814	703600	4505.23	13	880000	879500	703600	6.625	0	1	ID	80	360	360	9/1/2037	10/1/2007	8/7/2007	709	P	1	N	20	Condominium	N	N	0	0	80
176945300	96734	632000	4151.79	12	790000	0	632000	6.875	0	1	HI	80	360	360	8/1/2037	9/1/2007	7/25/2007	710	R	1	Y	10	Single Family	N	N	0	0	80
178898189	85254	659900	4614.12	3	825000	824900	659900	7.5	0	1	AZ	80	360	360	9/1/2037	10/1/2007	8/20/2007	710	P	1	N	10	Single Family	N	N	0	0	80
176508076	19422	584000	3787.81	39	735000	730000	584000	6.75	0	1	PA	80	360	360	8/1/2037	9/1/2007	7/27/2007	713	P	1	N	10	Single Family	N	N	0	0	80
172085656	33026	422869.86	2886.97	10	540000	529000	423200	7.25	0	1	FL	80	359	360	7/1/2037	8/1/2007	6/28/2007	713	P	1	N	35	PUD	N	N	0	0	80
171124853	81623	473600	3392.93	6	592000	592000	473600	7.75	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/30/2007	716	P	1	N	35	PUD	N	N	0	0	80
172017560	40502	520000	3372.72	18	650000	0	520000	6.75	0	1	KY	80	360	360	8/1/2037	9/1/2007	7/27/2007	717	R	1	N	10	Single Family	N	N	0	0	80
162418535	91786	528000	3468.58	5	660000	0	528000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	718	R	1	N	10	Single Family	N	N	0	0	80
172483193	20833	686868	5220.69	21	860000	858585	686868	8.375	0	1	MD	80	360	360	9/1/2037	10/1/2007	8/10/2007	719	P	1	N	10	Single Family	N	N	0	0	80

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
178022724	12866	556000	3935.33	33	700000	695000	556000	7.625	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/15/2007	720	P	3	N	10	Single Family	N	N	0	0	80
169514647	95747	436928	2870.31	5	550000	546161	436928	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	723	P	1	N	10	Single Family	N	N	0	0	80
176063594	92649	1000000	6569.29	5	1250000	1250000	1000000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	724	P	1	N	10	Single Family	N	N	0	0	80
178965181	95472	588000	4011.2	5	738000	735000	588000	7.25	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/17/2007	726	P	3	N	10	Single Family	N	N	0	0	80
169563010	11030	632000	4204.71	33	790000	790000	632000	7	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/27/2007	727	P	1	N	10	Single Family	N	N	0	0	80
172084672	80108	719452.14	4972.86	6	1170000	1150000	720000	7.375	0	1	CO	62.61	359	360	7/1/2037	8/1/2007	6/29/2007	727	P	1	N	35	PUD	N	N	0	0	80
178138133	91320	840000	5172.02	5	1050000	1050000	840000	6.25	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/18/2007	728	P	1	N	10	Single Family	N	N	0	0	80
170983304	94080	640000	4204.34	5	855000	800000	640000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/20/2007	729	P	1	N	10	Single Family	N	N	0	0	80
172532167	37919	800000	5322.42	43	1000000	0	800000	7	0	1	TN	80	360	360	8/1/2037	9/1/2007	7/31/2007	729	R	1	Y	10	Single Family	N	N	0	0	80
176185901	10990	616800	4000.55	33	771000	0	616800	6.75	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/25/2007	730	R	1	N	10	Single Family	N	N	0	0	80
178154780	92651	880000	5928.72	5	1100000	1100000	880000	7.125	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/9/2007	731	P	1	N	10	Single Family	N	N	0	0	80
162729041	77520	584000	3836.46	44	770000	730000	584000	6.875	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/13/2007	732	P	1	N	10	Single Family	N	N	0	0	80
172401415	48653	536000	3656.46	23	685000	670000	536000	7.25	0	1	MI	80	360	360	9/1/2037	10/1/2007	8/8/2007	733	P	3	N	10	Single Family	N	N	0	0	80
176004674	10573	588000	3862.74	33	735000	770000	588000	6.875	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/23/2007	735	P	1	N	10	Single Family	N	N	0	0	80
163292255	74137	784000	5085.01	37	1100000	980000	784000	6.75	0	1	OK	80	360	360	8/1/2037	9/1/2007	7/19/2007	735	P	1	N	10	Single Family	N	N	0	0	80
171479719	94549	830000	5452.51	5	1040000	1037500	830000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/9/2007	736	P	1	N	10	Single Family	N	N	0	0	80
148087860	60031	605842.59	3983.3	14	758000	757940	606352	6.875	0	1	IL	80	359	360	7/1/2037	8/1/2007	6/29/2007	738	P	1	N	35	PUD	N	N	0	0	80
162749075	20120	447623.63	2943.04	47	570000	560000	448000	6.875	0	1	VA	80	359	360	7/1/2037	8/1/2007	7/3/2007	739	P	1	N	35	PUD	N	N	0	0	80
169213501	75214	546520	3636.01	44	700000	683150	546520	7	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/24/2007	740	P	1	N	10	Single Family	N	N	0	0	80
162955181	90630	592000	3741.84	5	740000	740000	592000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/29/2007	741	P	1	N	10	Single Family	N	N	0	0	80
163316834	90503	588000	3813.76	5	735000	735000	588000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/3/2007	741	P	1	N	20	Condominium	N	N	0	0	80
178979943	28207	448000	2794.94	34	575000	560000	448000	6.375	0	1	NC	80	360	360	9/1/2037	10/1/2007	8/17/2007	742	P	1	N	10	Single Family	N	N	0	0	80
172431306	80130	432500	2950.41	6	544000	540647	432500	7.25	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/26/2007	745	P	1	N	35	PUD	N	N	0	0	80
171663298	95313	520000	3372.71	5	650000	650000	520000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	746	P	1	N	10	Single Family	N	N	0	0	80
178386837	19357	960000	6306.52	39	1200000	1200000	960000	6.875	0	1	PA	80	360	360	9/1/2037	10/1/2007	8/17/2007	747	P	1	N	10	Single Family	N	N	0	0	80
172591847	11223	576000	3735.93	33	720000	720000	576000	6.75	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/13/2007	747	P	1	N	10	Single Family	N	N	0	0	80
172196535	85383	611450	4067.99	3	775000	764313	611450	7	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/5/2007	748	P	1	N	35	PUD	N	N	0	0	80
177786018	92870	568000	3778.92	5	710000	710000	568000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/30/2007	748	P	1	N	10	Single Family	N	N	0	0	80
177352402	92027	440000	2890.49	5	590000	550000	440000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/14/2007	748	P	1	N	10	Single Family	N	N	0	0	80
177365005	81620	468000	3523.81	6	6000000	585000	468000	6.625	0	1	CO	80	240	240	9/1/2027	10/1/2007	8/17/2007	751	P	3	N	20	Condominium	N	N	0	0	80
172396870	91754	432000	2801.94	5	540000	540000	432000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	751	P	1	N	10	Single Family	N	N	0	0	80
171301597	91364	580000	3665.99	5	725000	725000	580000	6.5	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/8/2007	751	P	1	N	10	Single Family	N	N	0	0	80
175979310	91010	548000	3554.32	5	685000	685000	548000	6.75	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/6/2007	751	P	1	N	10	Single Family	N	N	0	0	80
176931870	36117	500000	3284.64	1	625000	625000	500000	6.875	0	1	AL	80	360	360	8/1/2037	9/1/2007	7/25/2007	752	P	1	N	35	PUD	N	N	0	0	80
172096538	59106	427900	2775.35	27	534900	534900	427900	6.75	0	1	MT	80	360	360	8/1/2037	9/1/2007	7/12/2007	752	P	1	N	10	Single Family	N	N	0	0	80
171821594	94127	895265.56	5961.11	5	1120000	1120000	896000	7	0	1	CA	80	359	360	7/1/2037	8/1/2007	6/20/2007	752	P	1	N	10	Single Family	N	N	0	0	80
177028206	22202	584000	3787.81	47	730000	730000	584000	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/31/2007	753	P	1	N	10	Single Family	N	N	0	0	80
170347978	89183	656000	4309.45	29	830000	820000	656000	6.875	0	1	NV	80	360	360	9/1/2037	10/1/2007	8/13/2007	753	P	1	N	35	PUD	N	N	0	0	80
172068214	93722	624000	3944.1	5	780000	780000	624000	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/24/2007	754	P	1	N	10	Single Family	N	N	0	0	80
178246833	97229	584000	4083.41	38	745000	730000	584000	7.5	0	1	OR	80	360	360	9/1/2037	10/1/2007	8/16/2007	756	P	1	N	35	PUD	N	N	0	0	80
176068916	70131	673200	4592.41	19	845000	841500	673200	7.25	0	1	LA	80	360	360	8/1/2037	9/1/2007	7/23/2007	757	P	1	N	35	PUD	N	N	0	0	80
155559694	20181	1144050	7611.39	47	1433000	1430070	1144050	7	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/16/2007	758	P	1	N	35	PUD	N	N	0	0	80
171911365	22601	462000	3035.01	47	600000	577500	462000	6.875	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/1/2007	759	P	1	N	10	Single Family	N	N	0	0	80
177741350	95693	760000	5249.13	5	990000	950000	760000	7.375	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/2/2007	760	P	1	N	10	Single Family	N	N	0	0	80
172474080	97753	523640	3396.32	38	655000	654550	523640	6.75	0	1	OR	80	360	360	9/1/2037	10/1/2007	8/1/2007	760	P	3	N	35	PUD	N	N	0	0	80
162255051	75013	718745.66	4725.62	44	905000	899209	719350	6.875	0	1	TX	80	359	360	7/1/2037	8/1/2007	6/21/2007	760	P	1	N	35	PUD	N	N	0	0	80
172026977	98117	472000	3140.23	48	610000	590000	472000	7	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/17/2007	760	P	1	N	10	Single Family	N	N	0	0	80
177095356	90703	508000	3379.74	5	635400	635000	508000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/20/2007	760	P	1	N	10	Single Family	N	N	0	0	80
177346865	37064	592260	3841.39	43	750000	740325	592260	6.75	0	1	TN	80	360	360	8/1/2037	9/1/2007	7/19/2007	761	P	1	N	35	PUD	N	N	0	0	80
170388165	20912	508000	3294.88	21	640000	635000	508000	6.75	0	1	MD	80	360	360	9/1/2037	10/1/2007	8/20/2007	762	P	1	N	10	Single Family	N	N	0	0	80
170901977	11358	533600	3505.37	33	690000	667000	533600	6.875	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/26/2007	764	P	1	N	10	Single Family	N	N	0	0	80
162603281	22201	536000	3611.14	47	680000	670000	536000	7.125	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/23/2007	764	P	1	N	20	Condominium	N	N	0	0	80
177304558	41091	768000	4981.23	18	970000	960000	768000	6.75	0	1	KY	80	360	360	9/1/2037	10/1/2007	8/16/2007	765	P	1	N	35	PUD	N	N	0	0	80
170714630	85295	431119.12	3220.88	3	540000	0	432000	6.5	0	1	AZ	80	239	240	7/1/2027	8/1/2007	6/29/2007	768	R	1	Y	35	PUD	N	N	0	0	80
177440999	84404	500000	3326.51	45	625000	625000	500000	7	0	1	UT	80	360	360	9/1/2037	10/1/2007	8/17/2007	768	P	1	N	10	Single Family	N	N	0	0	80
176670903	98006	856000	5623.31	48	1100000	1070000	856000	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/23/2007	768	P	1	N	35	PUD	N	N	0	0	80
178530353	94116	900000	5987.72	5	1150000	1150000	900000	7	0	1	CA	78.26	360	360	9/1/2037	10/1/2007	8/15/2007	770	P	1	N	10	Single Family	N	N	0	0	80
165025754	22401	666200	4320.96	47	920000	832752	666200	6.75	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/21/2007	770	P	1	N	10	Single Family	N	N	0	0	80
162943051	85050	565356	3666.89	3	720000	706696	565356	6.75	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/16/2007	770	P	1	N	35	PUD	N	N	0	0	80
176928966	91030	512000	3363.48	5	640000	640000	512000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	770	P	1	N	20	Condominium	N	N	0	0	80

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
169519503	94107	524000	3398.65	5	655000	655000	524000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/26/2007	771	P	1	N	20	Condominium	N	N	0	0	80
163354479	95683	520000	3992.63	5	650000	0	520000	6.875	0	1	CA	80	240	240	8/1/2027	9/1/2007	7/18/2007	772	R	1	Y	35	PUD	N	N	0	0	80
162507754	89044	719540.8	5158.52	29	910000	900062	720049	7.75	0	1	NV	80	359	360	7/1/2037	8/1/2007	6/21/2007	772	P	1	N	35	PUD	N	N	0	0	80
178366843	98116	440000	2853.83	48	550000	550000	440000	6.75	0	1	WA	80	360	360	9/1/2037	10/1/2007	8/10/2007	773	P	1	N	10	Single Family	N	N	0	0	80
172039251	85295	481550	3163.44	3	602000	601951	481550	6.875	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/11/2007	773	P	1	N	35	PUD	N	N	0	0	80
172039595	80020	468450	3478.23	6	590000	585589	468450	8.125	0	1	CO	80	360	360	9/1/2037	10/1/2007	8/6/2007	773	P	1	N	35	PUD	N	N	0	0	80
176571148	93030	520000	3459.57	5	655000	650000	520000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	774	P	1	N	10	Single Family	N	N	0	0	80
171996165	98022	548000	3554.32	48	687000	685000	548000	6.75	0	1	WA	80	360	360	9/1/2037	10/1/2007	8/8/2007	774	P	1	N	10	Single Family	N	N	0	0	80
166676643	1730	568000	3684.04	22	710000	710000	568000	6.75	0	1	MA	80	360	360	8/1/2037	9/1/2007	7/30/2007	774	P	1	N	10	Single Family	N	N	0	0	80
176420402	81505	512000	3363.48	6	650000	640000	512000	6.875	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/25/2007	775	P	1	N	10	Single Family	N	N	0	0	80
177090156	35242	880000	5780.97	1	1100000	1100000	880000	6.875	0	1	AL	80	360	360	8/1/2037	9/1/2007	7/25/2007	776	P	1	N	35	PUD	N	N	0	0	80
172373157	78703	920000	6670.64	44	1150000	1150000	920000	7.875	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/18/2007	776	P	1	N	10	Single Family	N	N	0	0	80
162451611	22079	495622.58	3425.75	47	645000	620000	496000	7.375	0	1	VA	80	359	360	7/1/2037	8/1/2007	6/27/2007	777	P	1	N	35	PUD	N	N	0	0	80
178268680	37064	597600	3826.5	43	752000	747000	597600	6.625	0	1	TN	80	360	360	9/1/2037	10/1/2007	8/13/2007	777	P	1	N	35	PUD	N	N	0	0	80
172039579	92592	489350	3173.92	5	619000	611700	489350	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	778	P	1	N	35	PUD	N	N	0	0	80
161302991	21075	509903.92	3101.25	21	641000	638000	510400	6.125	0	1	MD	80	359	360	7/1/2037	8/1/2007	6/29/2007	779	P	1	N	10	Single Family	N	N	0	0	80
162671937	90713	452000	3121.85	5	565000	565000	452000	7.375	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/3/2007	780	P	1	N	10	Single Family	N	N	0	0	80
171796087	93433	455920	3033.25	5	570000	569900	455920	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/20/2007	780	P	3	N	10	Single Family	N	N	0	0	80
171211693	48304	445760	3078.75	23	620000	557200	445760	7.375	0	1	MI	80	360	360	8/1/2037	9/1/2007	7/12/2007	781	P	1	N	10	Single Family	N	N	0	0	80
171741995	90503	566400	3720.84	5	708000	708000	566400	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/14/2007	782	P	3	N	20	Condominium	N	N	0	0	80
177621046	32259	495200	3253.11	10	622000	619000	495200	6.875	0	1	FL	80	360	360	9/1/2037	10/1/2007	8/20/2007	782	P	1	N	35	PUD	N	N	0	0	80
162736354	72207	656000	4146.37	4	845000	820000	656000	6.5	0	1	AR	80	360	360	8/1/2037	9/1/2007	7/26/2007	782	P	1	N	10	Single Family	N	N	0	0	80
171833347	98311	560000	3678.81	48	703000	700000	560000	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/20/2007	783	P	1	N	10	Single Family	N	N	0	0	80
171420407	60540	840000	5730.28	14	1100000	1050000	840000	7.25	0	1	IL	80	360	360	8/1/2037	9/1/2007	7/20/2007	784	P	1	N	10	Single Family	N	N	0	0	80
177442911	91602	616000	3995.36	5	770000	770000	616000	6.75	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/10/2007	785	P	1	N	10	Single Family	N	N	0	0	80
169484216	23518	752000	4877.46	47	950000	940000	752000	6.75	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/17/2007	785	P	1	N	10	Single Family	N	N	0	0	80
162979256	23518	622400	4732.51	47	778000	0	622400	6.75	0	1	VA	80	240	240	8/1/2027	9/1/2007	7/31/2007	786	R	3	Y	35	PUD	N	N	0	0	80
163537226	92504	774013	4892.29	5	968000	967517	774013	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	788	P	1	N	35	PUD	N	N	0	0	80
163093286	55391	600000	3891.59	24	760000	750000	600000	6.75	0	1	MN	80	360	360	8/1/2037	9/1/2007	7/13/2007	788	P	1	N	10	Single Family	N	N	0	0	80
162873531	60564	528000	3468.58	14	660000	660000	528000	6.875	0	1	IL	80	360	360	8/1/2037	9/1/2007	7/10/2007	789	P	1	N	35	PUD	N	N	0	0	80
163155390	89511	556000	3652.52	29	716000	695000	556000	6.875	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/6/2007	789	P	3	N	35	PUD	N	N	0	0	80
177252691	91750	472000	3022.27	5	600000	590000	472000	6.625	0	1	CA	80	360	360	9/1/2037	10/1/2007	7/30/2007	789	P	1	N	10	Single Family	N	N	0	0	80
176784633	92688	510400	3310.44	5	638000	638000	510400	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	790	P	1	N	35	PUD	N	N	0	0	80
163143564	28741	488000	3165.16	34	690000	610000	488000	6.75	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/25/2007	790	P	3	N	20	Condominium	N	N	0	0	80
171077293	95603	600800	3896.78	5	751000	775000	600800	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	790	P	1	N	10	Single Family	N	N	0	0	80
178361371	94062	899200	5757.68	5	1125000	1124000	899200	6.625	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/6/2007	792	P	1	N	10	Single Family	N	N	0	0	80
177216924	11790	476000	3328.26	33	600000	595000	476000	7.5	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/26/2007	793	P	1	N	10	Single Family	N	N	0	0	80
170331730	93004	622385	3933.9	5	782000	777982	622385	6.5	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/1/2007	793	P	1	N	35	PUD	N	N	0	0	80
170394348	44023	446400	2784.96	36	560000	558000	446400	6.375	0	1	OH	80	360	360	9/1/2037	10/1/2007	8/17/2007	793	P	1	N	10	Single Family	N	N	0	0	80
167912098	2115	784000	5150.32	22	985000	980000	784000	6.875	0	1	MA	80	360	360	8/1/2037	9/1/2007	7/30/2007	795	P	1	N	20	Condominium	N	N	0	0	80
178105714	21701	440000	2853.83	21	560000	550000	440000	6.75	0	1	MD	80	360	360	9/1/2037	10/1/2007	8/15/2007	796	P	1	N	35	PUD	N	N	0	0	80
176191845	48094	644000	4338.75	23	815000	805000	644000	7.125	0	1	MI	80	360	360	8/1/2037	9/1/2007	7/18/2007	796	P	1	N	10	Single Family	N	N	0	0	80
171982326	93108	980000	6685.33	5	1225000	1225000	980000	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	798	P	3	N	10	Single Family	N	N	0	0	80
172466135	11377	716000	4884.38	33	895000	895000	716000	7.25	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/31/2007	799	P	1	N	10	Single Family	N	N	0	0	80
178861500	85262	668000	4332.64	3	845000	835000	668000	6.75	0	1	AZ	80	360	360	9/1/2037	10/1/2007	8/21/2007	799	P	1	N	10	Single Family	N	N	0	0	80
176422647	92869	556000	3652.52	5	710000	695000	556000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	800	P	1	N	10	Single Family	N	N	0	0	80
176073413	80238	495920	3257.84	6	625000	619900	495920	6.875	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/31/2007	800	P	1	N	35	PUD	N	N	0	0	80
170453418	11361	676000	4384.52	33	855000	845000	676000	6.75	0	2	NY	80	360	360	8/1/2037	9/1/2007	7/24/2007	802	P	1	N	25	2-4 Family	N	N	0	0	80
176594712	94577	520000	3416.03	5	650000	0	520000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	802	R	1	N	10	Single Family	N	N	0	0	80
178259214	2478	448000	2905.72	22	560000	0	448000	6.75	0	1	MA	80	360	360	9/1/2037	10/1/2007	8/16/2007	802	R	1	Y	10	Single Family	N	N	0	0	80
162051009	93551	483720.74	3384.76	5	626000	605100	484080	7.5	0	1	CA	80	359	360	7/1/2037	8/1/2007	6/15/2007	802	P	1	N	10	Single Family	N	N	0	0	80
175874792	91405	444000	2916.76	5	555000	0	444000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/10/2007	803	R	1	N	10	Single Family	N	N	0	0	80
172153641	60625	536000	3521.14	14	670000	0	536000	6.875	0	1	IL	80	360	360	8/1/2037	9/1/2007	7/12/2007	803	R	1	Y	10	Single Family	N	N	0	0	80
172488530	98365	428000	2811.66	48	535000	535000	428000	6.875	0	1	WA	80	360	360	9/1/2037	10/1/2007	8/10/2007	804	P	3	N	10	Single Family	N	N	0	0	80
172197703	75219	706000	4756.45	44	925000	882500	706000	7.125	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/13/2007	805	P	1	N	20	Condominium	N	N	0	0	80
162820020	87540	440000	2853.83	32	560000	550000	440000	6.75	0	1	NM	80	360	360	8/1/2037	9/1/2007	7/9/2007	806	P	1	N	35	PUD	N	N	0	0	80
171837708	90274	1120000	7264.3	5	1400000	1400000	1120000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/30/2007	806	P	1	N	10	Single Family	N	N	0	0	80
177547586	21661	644500	4233.91	21	870000	870000	644500	6.875	0	1	MD	74.08	360	360	9/1/2037	10/1/2007	8/20/2007	806	P	3	N	10	Single Family	N	N	0	0	80
177441807	91105	620000	4021.31	5	800000	775000	620000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/23/2007	807	P	1	N	20	Condominium	N	N	0	0	80
154056175	95136	701849	4610.65	5	891000	877312	701849	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	808	P	1	N	35	PUD	N	N	0	0	80

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
177551196	92612	556000	3652.52	5	695000	695000	556000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/7/2007	809	P	1	N	35	PUD	N	N	0	0	80
162461388	97070	477600	3097.7	38	597000	597000	477600	6.75	0	1	OR	80	360	360	8/1/2037	9/1/2007	7/1/2007	814	P	3	N	35	PUD	N	N	0	0	80
177395883	36054	453600	2979.83	1	567000	567000	453600	6.875	0	1	AL	80	360	360	8/1/2037	9/1/2007	7/26/2007	816	P	1	N	10	Single Family	N	N	0	0	80
175885786	91042	495000	3210.56	5	600000	0	495000	6.75	0	1	CA	82.5	360	360	8/1/2037	9/1/2007	7/25/2007	670	R	1	Y	10	Single Family	N	N	0	0	82.5
147161839	19382	534550.53	3514.57	39	758000	734350	535000	6.875	0	1	PA	72.85	359	360	7/1/2037	8/1/2007	6/28/2007	730	P	1	N	35	PUD	N	N	0	0	82.86
177696837	19004	584000	3787.81	39	730000	730000	584000	6.75	0	1	PA	80	360	360	9/1/2037	10/1/2007	8/20/2007	742	P	1	N	20	Condominium	N	N	0	0	83.03
177338537	94928	500000	3201.55	5	630000	0	500000	6.625	0	1	CA	79.37	360	360	9/1/2037	10/1/2007	8/6/2007	748	R	1	Y	10	Single Family	N	N	0	0	83.33
132557657	92881	692000	4373.91	5	865000	0	692000	6.5	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/17/2007	763	R	1	N	10	Single Family	N	N	0	0	83.58
176053917	53092	541600	3557.93	50	677000	0	541600	6.875	0	1	WI	80	360	360	8/1/2037	9/1/2007	7/25/2007	710	R	1	Y	10	Single Family	N	N	0	0	83.7
171106994	39564	538000	3489.46	25	640000	0	538000	6.75	0	1	MS	84.06	360	360	8/1/2037	9/1/2007	7/24/2007	751	R	1	N	10	Single Family	N	N	0	0	84.06
176763466	80016	462500	3551.14	6	550000	0	462500	6.875	0.1	1	CO	84.09	240	240	8/1/2027	9/1/2007	7/18/2007	703	R	1	N	35	PUD	N	N	0	0	84.09
178951427	94578	500000	3284.64	5	625000	0	500000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/16/2007	701	R	1	N	10	Single Family	N	N	0	0	84.32
162919824	93619	504000	3268.93	5	630000	0	504000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/2/2007	761	R	1	Y	10	Single Family	N	N	0	0	84.52
172559290	84093	634700	4169.53	45	750000	0	634700	6.875	0	1	UT	84.63	360	360	8/1/2037	9/1/2007	7/27/2007	801	R	1	Y	10	Single Family	N	N	0	0	84.63
176918693	90039	496500	3471.6	5	670000	662000	496500	7.5	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/25/2007	667	P	1	N	10	Single Family	N	N	0	0	85
177042287	91401	463920	2894.26	5	580000	579900	463920	6.375	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/3/2007	709	P	1	N	20	Condominium	N	N	0	0	85
172451221	30005	562500	3695.22	11	750000	0	562500	6.875	0	1	GA	75	360	360	8/1/2037	9/1/2007	7/5/2007	710	R	1	N	10	Single Family	N	N	0	0	85
170334300	90815	559200	3673.55	5	700000	699000	559200	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	713	P	1	N	10	Single Family	N	N	0	0	85
164382379	3840	783200	5145.07	30	1050000	979000	783200	6.875	0	1	NH	80	360	360	8/1/2037	9/1/2007	7/25/2007	741	P	1	N	10	Single Family	N	N	0	0	85.11
167755188	20607	456000	2957.61	21	570000	0	456000	6.75	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/24/2007	687	R	1	Y	10	Single Family	N	N	0	0	85.26
171733829	6378	492000	3232.09	7	615000	0	492000	6.875	0	1	CT	80	360	360	8/1/2037	9/1/2007	7/13/2007	778	R	1	N	10	Single Family	N	N	0	0	85.43
162541774	73170	610000	4593	37	745000	710000	610000	6.625	0	1	OK	85.92	240	240	8/1/2027	9/1/2007	7/2/2007	764	P	1	N	10	Single Family	N	N	0	0	85.92
170925389	92691	492000	3069.44	5	615000	0	492000	6.375	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/14/2007	727	R	1	N	35	PUD	N	N	0	0	86.02
162495121	48167	434598.14	2930.68	23	505000	0	435000	7.125	0	1	MI	86.14	359	360	7/1/2037	8/1/2007	6/29/2007	765	R	1	N	10	Single Family	N	N	0	0	86.14
172538584	98033	439960	2817.11	48	550000	549950	439960	6.625	0	1	WA	80	360	360	9/1/2037	10/1/2007	8/6/2007	748	P	1	N	35	PUD	N	N	0	0	86.27
176938647	1863	600000	3891.59	22	782000	775000	600000	6.75	0	1	MA	77.42	360	360	8/1/2037	9/1/2007	7/31/2007	772	P	1	N	10	Single Family	N	N	0	0	87.1
170595147	98338	520000	3416.03	48	650000	0	520000	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/20/2007	710	R	1	Y	10	Single Family	N	N	0	0	87.54
163025838	85268	571564.76	3950.66	3	715000	0	572000	7.375	0	1	AZ	80	359	360	7/1/2037	8/1/2007	6/25/2007	716	R	3	N	35	PUD	N	N	0	0	87.55
178766841	60175	448000	2831.66	14	515000	510000	448000	6.5	0	1	IL	87.84	360	360	9/1/2037	10/1/2007	8/21/2007	705	P	1	N	35	PUD	N	N	0	0	87.84
169835706	98198	1000000	6485.98	48	1270000	1270000	1000000	6.75	0	1	WA	78.74	360	360	8/1/2037	9/1/2007	7/23/2007	750	P	1	N	10	Single Family	N	N	0	0	88.19
171586660	11001	441000	2860.32	33	500000	0	441000	6.75	0	1	NY	88.2	360	360	8/1/2037	9/1/2007	7/17/2007	715	R	1	N	10	Single Family	N	N	0	0	88.2
172510492	78132	511200	3315.63	44	650000	659000	511200	6.75	0	1	TX	78.65	360	360	9/1/2037	10/1/2007	8/1/2007	701	P	1	N	35	PUD	N	N	0	0	88.48
177826388	11501	474990	3120.35	33	535000	535000	474990	6.875	0	1	NY	88.78	360	360	8/1/2037	9/1/2007	8/6/2007	767	P	1	N	10	Single Family	N	N	0	0	88.78
176301430	3087	511200	3401.03	30	639000	0	511200	7	0	1	NH	80	360	360	8/1/2037	9/1/2007	7/26/2007	738	R	1	N	10	Single Family	N	N	0	0	88.81
162409726	84660	480000	3315.24	45	600000	0	480000	7.375	0	1	UT	80	360	360	8/1/2037	9/1/2007	7/5/2007	711	R	1	N	35	PUD	N	N	0	0	89.08
172262576	90638	472000	3140.23	5	615000	0	472000	7	0	1	CA	76.75	360	360	8/1/2037	9/1/2007	6/29/2007	718	R	1	N	10	Single Family	N	N	0	0	89.76
163040032	20904	455000	3065.42	21	568890	568890	455000	7.125	0	1	MD	79.98	360	360	8/1/2037	9/1/2007	7/10/2007	796	P	1	N	35	PUD	N	N	0	0	89.82
171921943	20176	488000	3165.16	47	610000	610000	488000	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/12/2007	749	P	1	N	35	PUD	N	N	0	0	89.84
172576197	91011	607200	3988.87	5	760000	759000	607200	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/1/2007	762	P	1	N	10	Single Family	N	N	0	0	89.88
175826277	94611	600500	3944.86	5	995000	995000	600500	6.875	0	1	CA	60.35	360	360	8/1/2037	9/1/2007	7/19/2007	808	P	1	N	10	Single Family	N	N	0	0	89.9
176051426	89441	725000	4702.34	29	908000	906448	725000	6.75	0	1	NV	79.98	360	360	8/1/2037	9/1/2007	7/18/2007	797	P	1	N	35	PUD	N	N	0	0	89.91
162285150	75457	510759.87	3315.63	44	705000	639000	511200	6.75	0	1	TX	80	359	360	7/1/2037	8/1/2007	6/25/2007	728	P	3	N	10	Single Family	N	N	0	0	89.98
162973407	98052	508800	3300.07	48	650000	636000	508800	6.75	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/3/2007	774	P	1	N	35	PUD	N	N	0	0	89.98
171794175	28270	560000	3678.81	34	700000	700000	560000	6.875	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/16/2007	714	P	1	N	35	PUD	N	N	0	0	89.99
162825549	75093	600019.79	4045.68	44	755000	750645	600500	7.125	0	1	TX	80	359	360	7/1/2037	8/1/2007	6/26/2007	729	P	1	N	35	PUD	N	N	0	0	89.99
177444103	11362	592000	3988.41	33	740000	740000	592000	7.125	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/15/2007	737	P	1	N	10	Single Family	N	N	0	0	89.99
172015248	20852	476400	3050.44	21	597000	595550	476400	6.625	0	1	MD	79.99	360	360	9/1/2037	10/1/2007	8/7/2007	744	P	1	N	20	Condominium	N	N	0	0	89.99
163041280	20007	521550.56	3385.69	9	653000	652500	522000	6.75	0	1	DC	80	359	360	7/1/2037	8/1/2007	6/29/2007	753	P	1	N	10	Single Family	N	N	0	0	89.99
172311958	21904	515950	3432.63	21	649000	644975	515950	7	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/30/2007	755	P	1	N	35	PUD	N	N	0	0	89.99
162099047	20169	439630.34	2890.49	47	550000	550000	440000	6.875	0	1	VA	80	359	360	7/1/2037	8/1/2007	6/29/2007	755	P	1	N	35	PUD	N	N	0	0	89.99
163295832	39503	598900	4136.45	25	665500	0	598900	7.375	0	1	MS	89.99	360	360	8/1/2037	9/1/2007	7/18/2007	766	R	1	Y	10	Single Family	N	N	0	0	89.99
172074815	94568	639500	4254.61	5	800000	799390	639500	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	813	P	1	N	20	Condominium	N	N	0	0	89.99
170710164	94531	424776.08	3443.91	5	475000	0	427500	7.5	0.2	1	CA	90	237	240	7/1/2027	8/1/2007	6/18/2007	666	R	1	Y	10	Single Family	N	N	0	0	90
163151998	60031	481500	3284.68	14	535000	0	481500	7.25	0	1	IL	90	360	360	8/1/2037	9/1/2007	6/29/2007	668	R	1	N	10	Single Family	N	N	0	0	90
162674946	21801	504000	3524.04	21	630000	0	504000	7.5	0	1	MD	80	360	360	8/1/2037	9/1/2007	6/29/2007	669	R	1	Y	35	PUD	N	N	0	0	90
163322875	85255	797398	5305.11	3	1005000	996748	797398	7	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/10/2007	683	P	1	N	10	Single Family	N	N	0	0	90
162923465	20186	456000	2995.6	47	570000	0	456000	6.875	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/12/2007	683	R	1	Y	10	Single Family	N	N	0	0	90
172682674	56353	522000	3649.9	24	580000	0	522000	7.5	0	1	MN	90	360	360	8/1/2037	9/1/2007	8/3/2007	683	R	1	Y	10	Single Family	N	N	0	0	90
166457311	11217	631760	4150.21	33	790000	789700	631760	6.875	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/23/2007	692	P	1	N	20	Condominium	N	N	0	0	90
172373341	85388	432818	2807.25	3	545000	541023	432818	6.75	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/18/2007	693	P	1	N	10	Single Family	N	N	0	0	90

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
175939668	81323	432000	3057.67	6	480000	0	432000	7.625	0.48	1	CO	90	360	360	8/1/2037	9/1/2007	7/16/2007	696	R	1	Y	10	Single Family	N	N	0	0	90
176991284	98058	480000	3153.26	48	600000	600000	480000	6.875	0	1	WA	80	360	360	9/1/2037	10/1/2007	8/1/2007	700	P	1	N	10	Single Family	N	N	0	0	90
163315570	91342	490500	3304.59	5	545000	0	490500	7.125	0	1	CA	90	360	360	8/1/2037	9/1/2007	7/5/2007	701	R	1	N	10	Single Family	N	N	0	0	90
172429050	75104	639920	4474.41	44	800000	799900	639920	7.5	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/27/2007	702	P	1	N	35	PUD	N	N	0	0	90
176503075	11423	552000	3859.66	33	690000	690000	552000	7.5	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/19/2007	703	P	1	N	10	Single Family	N	N	0	0	90
172038915	98070	503200	3347.8	48	638000	629000	503200	7	0	1	WA	80	360	360	9/1/2037	10/1/2007	8/1/2007	703	P	1	N	10	Single Family	N	N	0	0	90
172362804	98406	440000	2890.49	48	550000	550000	440000	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/29/2007	703	P	1	N	10	Single Family	N	N	0	0	90
172284274	85249	441000	2860.31	3	495000	490000	441000	6.75	0	1	AZ	90	360	360	8/1/2037	9/1/2007	7/16/2007	703	P	1	N	35	PUD	N	N	0	0	90
176198182	92840	556000	3652.52	5	695000	695000	556000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	706	P	1	N	10	Single Family	N	N	0	0	90
178246793	2738	1177400	8232.55	22	1497000	1471750	1177400	7.5	0	1	MA	80	360	360	9/1/2037	10/1/2007	8/16/2007	706	P	1	N	10	Single Family	N	N	0	0	90
77156437	33181	804000	5214.73	10	1255000	1060000	804000	6.75	0	1	FL	75.85	360	360	9/1/2037	10/1/2007	8/15/2007	706	P	1	N	10	Single Family	N	N	0	0	90
170932369	10022	1120000	7264.3	33	1400000	1400000	1120000	6.75	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/19/2007	708	P	1	N	20	Condominium	N	N	0	0	90
178661544	91016	520000	3244.12	5	650000	650000	520000	6.375	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/15/2007	711	P	1	N	10	Single Family	N	N	0	0	90
177162075	33467	540000	3592.63	10	600000	600000	540000	7	0	1	FL	90	360	360	8/1/2037	9/1/2007	7/31/2007	714	P	1	N	35	PUD	N	N	0	0	90
172051148	94502	584000	3836.46	5	730000	730000	584000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/1/2007	715	P	1	N	35	PUD	N	N	0	0	90
177867350	89117	640000	4151.03	29	800000	0	640000	6.75	0	1	NV	80	360	360	9/1/2037	10/1/2007	8/9/2007	715	R	1	N	10	Single Family	N	N	0	0	90
162556840	97034	448000	2905.72	38	575000	560000	448000	6.75	0	1	OR	80	360	360	8/1/2037	9/1/2007	7/23/2007	716	P	1	N	10	Single Family	N	N	0	0	90
161769566	81601	500000	3242.99	6	630000	625000	500000	6.75	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/20/2007	717	P	1	N	10	Single Family	N	N	0	0	90
176248931	90272	999999	6569.28	5	1360000	1360000	999999	6.875	0	1	CA	73.53	360	360	8/1/2037	9/1/2007	7/13/2007	720	P	1	N	10	Single Family	N	N	0	0	90
172622882	11777	588000	4061.17	33	737000	735000	588000	7.375	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/8/2007	720	P	1	N	10	Single Family	N	N	0	0	90
170981359	90025	631200	4146.53	5	789000	789000	631200	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	722	P	1	N	20	Condominium	N	N	0	0	90
178532214	77494	474717.6	3118.56	44	527464	527464	474717.6	6.875	0	1	TX	90	360	360	9/1/2037	10/1/2007	8/15/2007	727	P	1	N	35	PUD	N	N	0	0	90
160280287	77573	451742.28	3168.14	44	600000	566403	453100	7.5	0	1	TX	80	356	360	4/1/2037	5/1/2007	3/30/2007	729	P	1	N	35	PUD	N	N	0	0	90
171871136	94938	616000	4150.11	5	770000	770000	616000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	734	P	1	N	10	Single Family	N	N	0	0	90
171294355	85331	496000	3341.64	3	620000	620000	496000	7.125	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/6/2007	735	P	1	N	35	PUD	N	N	0	0	90
176032478	66220	491286	3186.47	17	615000	614109	491286	6.75	0	1	KS	80	360	360	8/1/2037	9/1/2007	7/23/2007	736	P	1	N	35	PUD	N	N	0	0	90
176287002	97229	570346	3699.25	38	716000	712933	570346	6.75	0	1	OR	80	360	360	8/1/2037	9/1/2007	7/13/2007	739	P	1	N	35	PUD	N	N	0	0	90
176522437	2446	840000	5448.22	22	1050000	1050000	840000	6.75	0	1	MA	80	360	360	9/1/2037	10/1/2007	8/15/2007	739	P	1	N	20	Condominium	N	N	0	0	90
172339633	60585	568000	3923.04	14	710000	0	568000	7.375	0	1	IL	80	360	360	8/1/2037	9/1/2007	7/25/2007	739	R	1	N	35	PUD	N	N	0	0	90
176087708	92677	600000	3891.59	5	775000	750000	600000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/20/2007	742	P	1	N	10	Single Family	N	N	0	0	90
162502410	77494	506554	3370.12	44	634000	633193	506554	7	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/13/2007	742	P	1	N	35	PUD	N	N	0	0	90
172163442	53018	628000	4444.94	50	786000	785000	628000	7.625	0	1	WI	80	360	360	8/1/2037	9/1/2007	7/27/2007	745	P	1	N	10	Single Family	N	N	0	0	90
171985310	33957	521100	3466.89	10	579000	0	521100	7	0	1	FL	90	360	360	8/1/2037	9/1/2007	7/13/2007	746	R	3	N	20	Condominium	N	N	0	0	90
162463341	95570	612000	4174.92	5	680000	680000	612000	7.25	0	1	CA	90	360	360	9/1/2037	10/1/2007	8/1/2007	746	P	1	N	10	Single Family	N	N	0	0	90
176935966	97341	628000	4178.1	38	785000	785000	628000	7	0	1	OR	80	360	360	8/1/2037	9/1/2007	7/20/2007	749	P	3	N	10	Single Family	N	N	0	0	90
162647254	60613	620000	4021.31	14	775000	775000	620000	6.75	0	1	IL	80	360	360	8/1/2037	9/1/2007	7/25/2007	750	P	1	N	10	Single Family	N	N	0	0	90
172171275	93401	650000	4108.44	5	975000	975000	650000	6.5	0	1	CA	66.67	360	360	8/1/2037	9/1/2007	7/25/2007	752	P	3	N	35	PUD	N	N	0	0	90
178362067	63005	600000	4093.06	26	912500	750000	600000	7.25	0	1	MO	80	360	360	9/1/2037	10/1/2007	8/17/2007	752	P	1	N	10	Single Family	N	N	0	0	90
171074642	22033	664000	4362.01	47	845000	830000	664000	6.875	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/17/2007	752	P	1	N	35	PUD	N	N	0	0	90
177341161	29582	500000	3496.07	41	625000	625000	500000	7.5	0	1	SC	80	360	360	8/1/2037	9/1/2007	7/31/2007	754	P	1	N	20	Condominium	N	N	0	0	90
172522438	20120	528000	3424.6	47	675000	660000	528000	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/31/2007	756	P	1	N	35	PUD	N	N	0	0	90
171944137	28327	470250	3247.9	34	525000	522500	470250	7.375	0	1	NC	90	360	360	8/1/2037	9/1/2007	7/12/2007	756	P	1	N	10	Single Family	N	N	0	0	90
159546212	21076	434978	2857.5	21	546000	543723	434978	6.875	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/30/2007	757	P	1	N	35	PUD	N	N	0	0	90
178525849	95073	700000	4598.5	5	890000	875000	700000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/13/2007	765	P	1	N	10	Single Family	N	N	0	0	90
176020060	84062	520000	3770.36	45	650000	0	520000	7.875	0	1	UT	80	360	360	9/1/2037	10/1/2007	8/16/2007	767	R	1	N	35	PUD	N	N	0	0	90
176344132	91367	772200	5008.47	5	990000	0	772200	6.75	0	1	CA	78	360	360	8/1/2037	9/1/2007	7/18/2007	768	R	1	N	10	Single Family	N	N	0	0	90
176933750	20151	612000	4071.65	47	770000	765000	612000	7	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/30/2007	769	P	1	N	10	Single Family	N	N	0	0	90
171110995	4110	639950	4150.7	20	825000	799999	639950	6.75	0	1	ME	79.99	360	360	8/1/2037	9/1/2007	8/1/2007	772	P	1	N	10	Single Family	N	N	0	0	90
176876677	80109	548000	3599.97	6	685000	685000	548000	6.875	0	1	CO	80	360	360	9/1/2037	10/1/2007	8/16/2007	772	P	1	N	35	PUD	N	N	0	0	90
177268213	93060	468000	3074.43	5	585000	585000	468000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/24/2007	773	P	1	N	10	Single Family	N	N	0	0	90
171885738	22079	692000	4488.3	47	970000	865000	692000	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/19/2007	775	P	1	N	35	PUD	N	N	0	0	90
172105883	85339	447230	2900.73	3	500000	496923	447230	6.75	0	1	AZ	90	360	360	8/1/2037	9/1/2007	7/10/2007	775	P	1	N	35	PUD	N	N	0	0	90
176653086	46032	637600	4135.46	15	810000	797000	637600	6.75	0	1	IN	80	360	360	9/1/2037	10/1/2007	8/15/2007	780	P	1	N	35	PUD	N	N	0	0	90
177088668	90278	608000	3943.48	5	760000	760000	608000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	780	P	1	N	10	Single Family	N	N	0	0	90
178257126	78735	736000	4835	44	920000	947773	736000	6.875	0	1	TX	80	360	360	9/1/2037	10/1/2007	8/21/2007	781	P	1	N	35	PUD	N	N	0	0	90
176222567	21737	544000	3619.25	21	711000	680000	544000	7	0	1	MD	80	360	360	9/1/2037	10/1/2007	8/17/2007	781	P	1	N	10	Single Family	N	N	0	0	90
164858838	92688	700000	4598.5	5	875000	875000	700000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/1/2007	784	P	1	N	35	PUD	N	N	0	0	90
163023805	20147	436000	2864.21	47	545000	545000	436000	6.875	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/20/2007	784	P	1	N	10	Single Family	N	N	0	0	90
175979526	90602	593600	3751.96	5	742000	742000	593600	6.5	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/1/2007	788	P	1	N	10	Single Family	N	N	0	0	90
170045628	77346	638400	4140.65	44	820000	798000	638400	6.75	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/27/2007	791	P	1	N	35	PUD	N	N	0	0	90

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
162883180	97140	692000	4488.3	38	900000	865000	692000	6.75	0	1	OR	80	360	360	8/1/2037	9/1/2007	7/6/2007	791	P	1	N	10	Single Family	N	N	0	0	90
162085605	35824	650000	4108.44	1	830000	0	650000	6.5	0	1	AL	78.31	360	360	8/1/2037	9/1/2007	8/23/2006	794	R	1	N	35	PUD	N	N	0	0	90
172516213	80424	500000	3284.64	6	628000	625000	500000	6.875	0	1	CO	80	360	360	9/1/2037	10/1/2007	8/2/2007	795	P	3	N	10	Single Family	N	N	0	0	90
178786091	75234	562500	3695.22	44	750000	750000	562500	6.875	0	1	TX	75	360	360	9/1/2037	10/1/2007	8/16/2007	797	P	1	N	10	Single Family	N	N	0	0	90
177640280	98115	735200	4768.49	48	925000	919000	735200	6.75	0	1	WA	80	360	360	9/1/2037	10/1/2007	8/14/2007	797	P	1	N	10	Single Family	N	N	0	0	90
176973925	91405	508000	3252.78	5	635000	635000	508000	6.625	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/8/2007	797	P	1	N	10	Single Family	N	N	0	0	90
172147048	93036	640000	4151.03	5	805000	800000	640000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	797	P	3	N	35	PUD	N	N	0	0	90
170067263	11721	468000	3074.43	33	585000	585000	468000	6.875	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/24/2007	797	P	1	N	10	Single Family	N	N	0	0	90
172267400	21758	449991	2993.5	21	580000	499990	449991	6.999	0	1	MD	90	360	360	8/1/2037	9/1/2007	7/27/2007	797	P	1	N	35	PUD	N	N	0	0	90
177801220	90290	612000	3969.42	5	815000	765000	612000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	800	P	1	N	10	Single Family	N	N	0	0	90
162712807	20171	529933.39	3998.17	47	590000	0	531000	6.625	0	1	VA	90	239	240	7/1/2027	8/1/2007	6/29/2007	800	R	1	Y	35	PUD	N	N	0	0	90
177154298	94534	599200	3986.49	5	800000	749000	599200	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	801	P	1	N	10	Single Family	N	N	0	0	90
162969551	18966	445000	2960.6	39	505000	494464	445000	7	0	1	PA	90	360	360	8/1/2037	9/1/2007	7/10/2007	805	P	1	N	35	PUD	N	N	0	0	90
177409699	91360	464000	3048.15	5	580000	0	464000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	755	R	1	N	10	Single Family	N	N	0	0	91.72
172076703	98146	431637.07	2837.93	48	466000	465500	432000	6.875	0	1	WA	92.8	359	360	7/1/2037	8/1/2007	6/20/2007	783	P	1	N	10	Single Family	N	N	0	0	92.8
175981582	22015	484000	3179.54	47	605000	0	484000	6.875	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/21/2007	731	R	1	N	35	PUD	N	N	0	0	92.89
131871329	78261	991960.28	6157.17	44	1750000	0	1000000	6.25	0	1	TX	57.14	352	360	12/1/2036	1/1/2007	12/1/2006	706	R	1	N	35	PUD	N	N	0	0	93
168700905	33187	498980.46	3727.87	10	675000	0	500000	6.5	0	1	FL	74.07	239	240	7/1/2027	8/1/2007	6/19/2007	704	R	1	N	10	Single Family	N	N	0	0	93.93
177039165	60030	495900	3552.69	14	525000	0	495900	7.75	0.62	1	IL	94.46	360	360	8/1/2037	9/1/2007	7/26/2007	691	R	1	N	35	PUD	N	N	0	0	94.46
171903092	33326	650000	4270.04	10	844000	843300	650000	6.875	0	1	FL	77.08	360	360	8/1/2037	9/1/2007	7/30/2007	765	P	1	N	35	PUD	N	N	0	0	94.72
149114583	12582	479000	3067.09	33	540000	505445	479000	6.625	0	1	NY	94.77	360	360	8/1/2037	9/1/2007	2/16/2007	787	P	1	N	10	Single Family	N	N	0	0	94.77
171959803	93221	575000	4329.47	5	725000	0	575000	6.625	0	1	CA	79.31	240	240	8/1/2027	9/1/2007	7/16/2007	723	R	1	N	35	PUD	N	N	0	0	94.9
176511916	11518	476000	3166.84	33	595000	595000	476000	7	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/31/2007	802	P	1	N	10	Single Family	N	N	0	0	94.96
177350418	21045	455900	2994.94	21	570000	569900	455900	6.875	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/27/2007	731	P	1	N	35	PUD	N	N	0	0	94.97
163031462	75032	473239.63	3271.04	44	700000	592000	473600	7.375	0	1	TX	80	359	360	7/1/2037	8/1/2007	6/28/2007	718	P	1	N	35	PUD	N	N	0	0	94.98
169538895	53217	459895	3495.53	50	605000	0	459895	8.375	0	1	WI	76.02	360	360	8/1/2037	9/1/2007	7/11/2007	721	R	1	N	10	Single Family	N	N	0	0	94.98
172516997	33332	620000	4072.96	10	779000	775000	620000	6.875	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/31/2007	741	P	1	N	35	PUD	N	N	0	0	94.99
176009619	10312	441600	2901	33	467000	464880	441600	6.875	0	1	NY	94.99	360	360	8/1/2037	9/1/2007	7/24/2007	777	P	1	N	10	Single Family	N	N	0	0	94.99
177580986	75063	465560	3175.94	44	588500	581950	465560	7.25	0	1	TX	80	360	360	9/1/2037	10/1/2007	8/10/2007	662	P	1	N	35	PUD	N	N	0	0	95
162748827	21704	422750	2741.95	21	445000	0	422750	6.75	0	1	MD	95	360	360	8/1/2037	9/1/2007	7/11/2007	666	R	1	N	35	PUD	N	N	0	0	95
177795645	66043	491200	3226.83	17	614000	0	491200	6.875	0	1	KS	80	360	360	9/1/2037	10/1/2007	8/17/2007	671	R	1	N	10	Single Family	N	N	0	0	95
176333769	2458	489600	3298.53	22	620000	612000	489600	7.125	0	1	MA	80	360	360	8/1/2037	9/1/2007	8/1/2007	675	P	1	N	20	Condominium	N	N	0	0	95
172645453	79407	528000	3646.76	44	670000	660000	528000	7.375	0	1	TX	80	360	360	9/1/2037	10/1/2007	8/6/2007	682	P	1	N	10	Single Family	N	N	0	0	95
176094435	27587	522500	3698.22	34	550000	550000	522500	7.625	0.62	1	NC	95	360	360	8/1/2037	9/1/2007	7/31/2007	688	P	1	N	35	PUD	N	N	0	0	95
172625219	28774	479750	3111.65	34	515000	505000	479750	6.75	0	1	NC	95	360	360	8/1/2037	9/1/2007	7/31/2007	693	P	1	N	10	Single Family	N	N	0	0	95
163079684	33626	504000	3524.04	10	630000	0	504000	7.5	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/13/2007	700	R	1	Y	35	PUD	N	N	0	0	95
176506564	90740	704000	4566.13	5	900000	880000	704000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	700	P	1	N	10	Single Family	N	N	0	0	95
170906449	10705	452000	2969.32	33	570000	565000	452000	6.875	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/23/2007	701	P	1	N	10	Single Family	N	N	0	0	95
178792876	70448	494950	3545.88	19	521000	521000	494950	7.75	0	1	LA	95	360	360	9/1/2037	10/1/2007	8/20/2007	704	P	1	N	10	Single Family	N	N	0	0	95
163219166	12590	475000	3280.71	33	500000	500000	475000	7.375	0	1	NY	95	360	360	8/1/2037	9/1/2007	7/20/2007	708	P	1	N	10	Single Family	N	N	0	0	95
177188323	98070	493600	3242.6	48	618000	617000	493600	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/27/2007	712	P	1	N	10	Single Family	N	N	0	0	95
177827292	78733	418798	2786.27	44	445000	440840	418798	7	0	1	TX	95	360	360	9/1/2037	10/1/2007	8/20/2007	713	P	1	N	10	Single Family	N	N	0	0	95
171109267	31047	792000	5202.88	11	990000	0	792000	6.875	0	1	GA	80	360	360	9/1/2037	10/1/2007	8/10/2007	714	R	1	N	10	Single Family	N	N	0	0	95
162878075	19335	524959	3448.61	39	660000	656199	524959	6.875	0	1	PA	80	360	360	8/1/2037	9/1/2007	7/27/2007	720	P	1	N	35	PUD	N	N	0	0	95
171972477	76092	500000	3284.64	44	635000	635000	500000	6.875	0	1	TX	78.74	360	360	8/1/2037	9/1/2007	7/19/2007	721	P	1	N	10	Single Family	N	N	0	0	95
172465903	91722	420000	2829.62	5	525000	0	420000	7.125	0	1	CA	80	360	360	9/1/2037	10/1/2007	7/30/2007	721	R	1	N	35	PUD	N	N	0	0	95
172764892	30076	446500	2933.19	11	495000	470000	446500	6.875	0	1	GA	95	360	360	8/1/2037	9/1/2007	7/30/2007	721	P	1	N	35	PUD	N	N	0	0	95
162775734	2478	524000	3442.31	22	655000	655000	524000	6.875	0	1	MA	80	360	360	8/1/2037	9/1/2007	7/16/2007	722	P	1	N	20	Condominium	N	N	0	0	95
162699421	28211	768800	4986.43	34	1110000	961000	768800	6.75	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/19/2007	724	P	1	N	35	PUD	N	N	0	0	95
177434166	6795	509200	3345.08	7	540000	536000	509200	6.875	0	1	CT	95	360	360	9/1/2037	10/1/2007	8/17/2007	724	P	1	N	10	Single Family	N	N	0	0	95
176466380	95336	517750	3401.25	5	545000	0	517750	6.875	0	1	CA	95	360	360	8/1/2037	9/1/2007	7/25/2007	725	R	1	N	10	Single Family	N	N	0	0	95
172418753	84020	488000	3370.49	45	610000	610000	488000	7.375	0	1	UT	80	360	360	8/1/2037	9/1/2007	7/10/2007	731	P	1	N	10	Single Family	N	N	0	0	95
163316138	2766	431920	2909.93	22	540000	539900	431920	7.125	0	1	MA	80	360	360	8/1/2037	9/1/2007	7/19/2007	731	P	1	N	10	Single Family	N	N	0	0	95
172740193	10803	475551	3203.88	33	510000	500580	475551	7.125	0	1	NY	95	360	360	8/1/2037	9/1/2007	8/1/2007	736	P	1	N	10	Single Family	N	N	0	0	95
170455619	91740	493633.38	3454.12	5	520000	0	494000	7.5	0	1	CA	95	359	360	7/1/2037	8/1/2007	6/19/2007	737	R	1	N	10	Single Family	N	N	0	0	95
162489704	22180	439665.19	3038.98	47	561000	550000	440000	7.375	0	1	VA	80	359	360	7/1/2037	8/1/2007	6/27/2007	740	P	1	N	35	PUD	N	N	0	0	95
177359419	20010	532000	3584.18	9	665000	0	532000	7.125	0	1	DC	80	360	360	9/1/2037	10/1/2007	8/14/2007	741	R	1	N	20	Condominium	N	N	0	0	95
172096906	20148	594810.39	3573.32	47	747000	745000	596000	6	0	1	VA	80	358	360	6/1/2037	7/1/2007	5/23/2007	747	P	1	N	35	PUD	N	N	0	0	95
176667963	92154	428000	2847.49	5	535000	0	428000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/24/2007	755	R	1	N	10	Single Family	N	N	0	0	95
176648754	23188	684000	4493.39	47	870000	855000	684000	6.875	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/19/2007	757	P	1	N	10	Single Family	N	N	0	0	95

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
177590322	21057	470400	3051.01	21	670000	588000	470400	6.75	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/31/2007	757	P	1	N	10	Single Family	N	N	0	0	95
172107347	75032	475000	3362.02	44	503000	500000	475000	7.625	0	1	TX	95	360	360	8/1/2037	9/1/2007	7/9/2007	758	P	1	N	35	PUD	N	N	0	0	95
177163099	55045	422720	2847.94	24	600000	528400	422720	7.125	0	1	MN	80	360	360	8/1/2037	9/1/2007	7/27/2007	763	P	1	N	10	Single Family	N	N	0	0	95
176302940	34786	512000	3320.82	10	650000	640000	512000	6.75	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/20/2007	764	P	1	N	35	PUD	N	N	0	0	95
162344854	21209	439630.34	2890.49	21	566000	550000	440000	6.875	0	1	MD	80	359	360	7/1/2037	8/1/2007	6/29/2007	764	P	1	N	20	Condominium	N	N	0	0	95
177933074	11244	437000	3130.72	33	460000	460000	437000	7.75	0.62	1	NY	95	360	360	9/1/2037	10/1/2007	8/17/2007	767	P	1	N	10	Single Family	N	N	0	0	95
162551944	20016	585600	3846.98	9	733000	732000	585600	6.875	0	1	DC	80	360	360	8/1/2037	9/1/2007	7/27/2007	768	P	1	N	10	Single Family	N	N	0	0	95
162907735	82604	572000	3757.63	51	715000	715000	572000	6.875	0	1	WY	80	360	360	8/1/2037	9/1/2007	7/10/2007	771	P	1	N	10	Single Family	N	N	0	0	95
170669829	91601	476000	3126.98	5	595000	595000	476000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	775	P	1	N	10	Single Family	N	N	0	0	95
175840007	75230	500000	3284.64	44	724000	652810	500000	6.875	0	1	TX	76.59	360	360	8/1/2037	9/1/2007	7/16/2007	776	P	1	N	10	Single Family	N	N	0	0	95
163278885	35136	572000	3757.63	1	715000	715000	572000	6.875	0	1	AL	80	360	360	8/1/2037	9/1/2007	7/17/2007	777	P	3	N	10	Single Family	N	N	0	0	95
166676715	2127	497600	3394.51	22	650000	622000	497600	7.25	0	1	MA	80	360	360	9/1/2037	10/1/2007	8/10/2007	777	P	1	N	10	Single Family	N	N	0	0	95
176232279	84098	596000	3816.25	45	825000	745000	596000	6.625	0	1	UT	80	360	360	9/1/2037	10/1/2007	8/21/2007	778	P	1	N	10	Single Family	N	N	0	0	95
178911484	30004	500000	3242.99	11	695000	695000	500000	6.75	0	1	GA	71.94	360	360	9/1/2037	10/1/2007	8/20/2007	780	P	1	N	35	PUD	N	N	0	0	95
163230039	53562	999200.31	6737.19	50	1315000	1330161	1000000	7.125	0	1	WI	76.05	359	360	7/1/2037	8/1/2007	7/2/2007	785	P	1	N	10	Single Family	N	N	0	0	95
163309297	85749	443678.65	3142.6	3	572000	555000	444000	7.625	0	1	AZ	80	359	360	7/1/2037	8/1/2007	6/22/2007	788	P	1	N	35	PUD	N	N	0	0	95
162714711	2035	488000	3205.81	22	610000	610000	488000	6.875	0	1	MA	80	360	360	8/1/2037	9/1/2007	7/27/2007	788	P	1	N	10	Single Family	N	N	0	0	95
162765517	32806	460000	3099.11	10	575000	575000	460000	7.125	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/13/2007	791	P	1	N	35	PUD	N	N	0	0	95
162335981	89074	428000	2847.49	29	535000	535000	428000	7	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/2/2007	793	P	1	N	35	PUD	N	N	0	0	95
171321127	33813	455653.02	3149.48	10	485000	480000	456000	7.375	0	1	FL	95	359	360	7/1/2037	8/1/2007	6/26/2007	802	P	1	N	35	PUD	N	N	0	0	95
171620272	33308	474364.49	3160.19	10	520000	500000	475000	7	0	1	FL	95	359	360	7/1/2037	8/1/2007	6/21/2007	803	P	1	N	10	Single Family	N	N	0	0	95
172199840	22554	446400	2969.91	47	558000	0	446400	7	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/24/2007	774	R	1	N	10	Single Family	N	N	0	0	98.21
177027521	43004	584000	4354.15	36	732000	730000	584000	6.5	0	1	OH	80	240	240	8/1/2027	9/1/2007	7/30/2007	694	P	1	N	10	Single Family	N	N	0	0	98.63
163324715	6877	460000	3021.87	7	581000	575000	460000	6.875	0	1	CT	80	360	360	8/1/2037	9/1/2007	7/12/2007	724	P	1	N	10	Single Family	N	N	0	0	99
177357139	80504	503200	3475.48	6	629000	629000	503200	7.375	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/26/2007	786	P	1	N	35	PUD	N	N	0	0	99.21
178170190	80132	638000	4570.71	6	895000	0	638000	7.75	0	1	CO	71.28	360	360	9/1/2037	10/1/2007	8/9/2007	702	R	1	N	35	PUD	N	N	0	0	99.55
160579469	74105	589903.99	3878.51	37	760000	738000	590400	6.875	0	1	OK	80	359	360	7/1/2037	8/1/2007	6/8/2007	718	P	1	N	10	Single Family	N	N	0	0	99.94
161350781	20018	438613.11	3319.31	9	553000	551050	440840	6.625	0	1	DC	80	238	240	6/1/2027	7/1/2007	5/23/2007	804	P	1	N	35	PUD	N	N	0	0	99.99
171990461	98597	499999	3496.07	48	642716	642716	499999	7.5	0	1	WA	77.79	360	360	8/1/2037	9/1/2007	7/12/2007	660	P	1	N	35	PUD	N	N	0	0	100
170464352	33496	540000	3638.08	10	712000	675000	540000	7.125	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/31/2007	661	P	1	N	35	PUD	N	N	0	0	100
168939172	16159	560000	3820.19	39	700000	0	560000	7.25	0	1	PA	80	360	360	8/1/2037	9/1/2007	7/5/2007	668	R	1	N	10	Single Family	N	N	0	0	100
156155979	93536	429135.2	2712.43	5	540000	536419	429135.2	6.5	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/6/2007	669	P	1	N	10	Single Family	N	N	0	0	100
158607140	85749	540000	3683.75	3	675000	675000	540000	7.25	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/11/2007	679	P	1	N	35	PUD	N	N	0	0	100
176173608	95661	420000	2865.14	5	526000	525000	420000	7.25	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/13/2007	682	P	1	N	10	Single Family	N	N	0	0	100
170185675	94560	510400	3438.66	5	640000	638000	510400	7.125	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/8/2007	682	P	1	N	10	Single Family	N	N	0	0	100
178090757	93063	432000	2874.11	5	540000	540000	432000	7	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/13/2007	689	P	1	N	20	Condominium	N	N	0	0	100
176127577	80634	500000	3201.55	6	650000	625000	500000	6.625	0	1	CO	80	360	360	9/1/2037	10/1/2007	8/20/2007	693	P	1	N	35	PUD	N	N	0	0	100
178618461	70115	500000	3410.88	19	640000	640000	500000	7.25	0	1	LA	78.13	360	360	9/1/2037	10/1/2007	8/16/2007	694	P	1	N	10	Single Family	N	N	0	0	100
177534132	75010	540000	3683.75	44	750000	675000	540000	7.25	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/31/2007	705	P	1	N	35	PUD	N	N	0	0	100
163018661	38120	580000	3907.57	43	765000	725000	580000	7.125	0	1	TN	80	360	360	8/1/2037	9/1/2007	7/31/2007	714	P	1	N	10	Single Family	N	N	0	0	100
153886696	1746	633200	4536.32	22	792000	791500	633200	7.75	0	1	MA	80	360	360	8/1/2037	9/1/2007	7/10/2007	716	P	1	N	10	Single Family	N	N	0	0	100
163259083	20112	461600	2993.93	47	600000	577030	461600	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/17/2007	719	P	1	N	35	PUD	N	N	0	0	100
172121853	63005	548000	3599.97	26	690000	685000	548000	6.875	0	1	MO	80	360	360	9/1/2037	10/1/2007	8/9/2007	725	P	1	N	35	PUD	N	N	0	0	100
177093964	92869	496000	3383.59	5	695000	620000	496000	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/23/2007	727	P	1	N	10	Single Family	N	N	0	0	100
162309409	80104	419638.39	2724.11	6	540000	525000	420000	6.75	0	1	CO	80	359	360	7/1/2037	8/1/2007	6/22/2007	756	P	1	N	35	PUD	N	N	0	0	100
177125522	37064	476000	3126.98	43	595700	595000	476000	6.875	0	1	TN	80	360	360	8/1/2037	9/1/2007	7/27/2007	757	P	1	N	35	PUD	N	N	0	0	100
178603539	20187	689420	4586.73	47	862000	861775	689420	7	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/13/2007	762	P	1	N	35	PUD	N	N	0	0	100
162078732	38138	581448.95	3774.52	43	730000	727494	581950	6.75	0	1	TN	79.99	359	360	7/1/2037	8/1/2007	6/29/2007	762	P	1	N	10	Single Family	N	N	0	0	100
172108931	85388	426676	2802.96	3	534000	533345	426676	6.875	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/18/2007	767	P	1	N	10	Single Family	N	N	0	0	100
172069334	35758	569120	3738.71	1	720000	711400	569120	6.875	0	1	AL	80	360	360	8/1/2037	9/1/2007	7/23/2007	777	P	1	N	35	PUD	N	N	0	0	100
177177160	54017	428000	2776	50	540000	535000	428000	6.75	0	1	WI	80	360	360	8/1/2037	9/1/2007	7/27/2007	778	P	1	N	10	Single Family	N	N	0	0	100
176023084	37027	813200	5342.15	43	1100000	1016500	813200	6.875	0	1	TN	80	360	360	8/1/2037	9/1/2007	7/25/2007	782	P	1	N	35	PUD	N	N	0	0	100
177378919	37027	610000	3956.45	43	800000	762500	610000	6.75	0	1	TN	80	360	360	9/1/2037	10/1/2007	8/10/2007	797	P	1	N	35	PUD	N	N	0	0	100
161973303	30005	539672.87	4152.13	11	740000	675000	540000	8.5	0	1	GA	80	359	360	7/1/2037	8/1/2007	6/15/2007	802	P	1	N	35	PUD	N	N	0	0	100
171871272	21075	467998	3035.43	21	590000	584998	467998	6.75	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/18/2007	804	P	1	N	35	PUD	N	N	0	0	100
168229406	94020	568000	3190.37	5	1750000	0	568000	6.75	0	1	CA	32.46	360	360	8/1/2037	9/1/2007	7/16/2007	806	R	1	N	10	Single Family	N	Y	0	120	32.46
177561001	11975	600000	3312.5	33	1500000	0	600000	6.625	0	1	NY	40	360	360	9/1/2037	10/1/2007	8/16/2007	779	R	1	Y	10	Single Family	N	Y	0	120	40
175825357	95404	553575	3229.19	5	1395000	1380300	553575	7	0	1	CA	40.11	360	360	8/1/2037	9/1/2007	7/23/2007	779	P	3	N	10	Single Family	N	Y	0	120	40.11
160181907	20817	1000000	5729.17	21	2275000	2275000	1000000	6.875	0	1	MD	43.96	357	360	5/1/2037	6/1/2007	4/11/2007	791	P	1	N	10	Single Family	N	Y	0	120	43.96
178027365	2657	575000	3833.33	22	1325000	1275000	575000	8	0	2	MA	45.1	360	360	9/1/2037	10/1/2007	8/16/2007	775	P	1	N	25	2-4 Family	N	Y	0	120	45.1

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
162608009	23310	424900	2390.21	47	935000	0	425000	6.75	0	1	VA	45.45	359	360	7/1/2037	8/1/2007	10/18/2006	760	R	3	N	10	Single Family	N	Y	0	120	45.45
170963638	11797	530000	3036.46	33	1150000	1100000	530000	6.875	0	1	NY	48.18	360	360	9/1/2037	10/1/2007	8/15/2007	717	P	1	N	10	Single Family	N	Y	0	120	48.18
162946804	23505	1525407.64	8580.42	47	3100000	0	1528200	6.75	0	1	VA	49.3	359	360	7/1/2037	8/1/2007	6/25/2007	789	R	1	N	35	PUD	N	Y	0	120	49.3
163283558	3253	893000	5395.21	30	1800000	0	893000	7.25	0	1	NH	49.61	359	360	7/1/2037	8/1/2007	6/20/2007	700	R	1	N	10	Single Family	N	Y	0	120	49.61
172707877	92672	434000	2486.46	5	860000	0	434000	6.875	0	1	CA	50.47	360	360	9/1/2037	10/1/2007	8/10/2007	775	R	1	Y	35	PUD	N	Y	0	120	50.47
177004112	93035	774000	4434.38	5	1500000	0	774000	6.875	0	1	CA	51.6	360	360	8/1/2037	9/1/2007	7/19/2007	751	R	1	N	35	PUD	N	Y	0	120	51.6
154694405	95722	650000	3520.83	5	1300000	1233000	650000	6.5	0	1	CA	52.72	360	360	9/1/2037	10/1/2007	8/6/2007	740	P	1	N	35	PUD	N	Y	0	120	52.72
163237368	94502	453000	2595.31	5	850000	0	453000	6.875	0	1	CA	53.29	359	360	7/1/2037	8/1/2007	6/18/2007	774	R	1	Y	35	PUD	N	Y	0	120	53.29
178156364	97520	500000	3020.83	38	935000	0	500000	7.25	0	1	OR	53.48	360	360	9/1/2037	10/1/2007	8/13/2007	724	R	1	Y	10	Single Family	N	Y	0	120	53.53
171707727	92625	699000	3859.06	5	1300000	1299000	699000	6.625	0	1	CA	53.81	360	360	9/1/2037	10/1/2007	7/30/2007	797	P	1	N	20	Condominium	N	Y	0	120	53.81
176611917	21093	632500	3557.81	21	1150000	0	632500	6.75	0	1	MD	55	360	360	8/1/2037	9/1/2007	7/18/2007	699	R	1	Y	35	PUD	N	Y	0	120	55
171823378	60045	700000	4010.42	14	1275000	1271000	700000	6.875	0	1	IL	55.07	360	360	8/1/2037	9/1/2007	7/19/2007	773	P	1	N	35	PUD	N	Y	0	120	55.07
176064897	95014	950000	5145.83	5	1700000	0	950000	6.5	0	1	CA	55.88	360	360	9/1/2037	10/1/2007	8/10/2007	763	R	1	Y	10	Single Family	N	Y	0	120	55.88
172690987	91001	600000	3375	5	1065000	1065000	600000	6.75	0	1	CA	56.34	360	360	8/1/2037	9/1/2007	7/1/2007	740	P	1	N	10	Single Family	N	Y	0	120	56.34
162974615	20817	1100000	5958.33	21	1900000	0	1100000	6.5	0	1	MD	57.89	360	360	8/1/2037	9/1/2007	7/18/2007	769	R	1	N	10	Single Family	N	Y	0	120	57.89
177246585	93065	556000	3185.42	5	950000	0	556000	6.875	0	1	CA	58.53	360	360	8/1/2037	9/1/2007	7/25/2007	810	R	1	Y	35	PUD	N	Y	0	120	58.53
163217254	83414	470000	2790.63	51	790000	0	470000	7.125	0	1	WY	59.49	360	360	9/1/2037	10/1/2007	8/13/2007	787	R	1	N	10	Single Family	N	Y	0	120	59.49
172447316	97110	538000	3138.33	38	875000	0	538000	7	0	1	OR	61.49	360	360	9/1/2037	10/1/2007	8/1/2007	719	R	1	Y	10	Single Family	N	Y	0	120	61.49
172757835	92407	464000	2658.33	5	750000	0	464000	6.875	0	1	CA	61.87	359	360	7/1/2037	8/1/2007	6/28/2007	697	R	1	Y	35	PUD	N	Y	0	120	61.87
177654329	94590	420000	2275	5	675000	0	420000	6.5	0	1	CA	62.22	360	360	9/1/2037	10/1/2007	8/10/2007	700	R	1	Y	10	Single Family	N	Y	0	120	62.22
172427306	92584	575000	3473.96	5	918000	0	575000	7.25	0	1	CA	62.64	360	360	8/1/2037	9/1/2007	7/30/2007	706	R	1	N	10	Single Family	N	Y	0	120	62.64
176861937	84060	990000	5671.88	45	1580000	0	990000	6.875	0	1	UT	62.66	360	360	8/1/2037	9/1/2007	7/25/2007	711	R	1	N	10	Single Family	N	Y	0	120	62.66
177095836	90065	617500	3537.76	5	960000	0	617500	6.875	0	1	CA	64.32	360	360	8/1/2037	9/1/2007	7/23/2007	755	R	1	Y	10	Single Family	N	Y	0	120	64.32
175965187	22101	1160000	6645.83	47	1800000	0	1160000	6.875	0	1	VA	64.44	360	360	8/1/2037	9/1/2007	7/23/2007	801	R	1	Y	35	PUD	N	Y	0	120	64.44
176760130	93021	460000	2635.42	5	710000	0	460000	6.875	0	1	CA	64.79	360	360	8/1/2037	9/1/2007	7/17/2007	700	R	1	Y	10	Single Family	N	Y	0	120	64.79
175959031	90043	551000	3099.38	5	850000	0	551000	6.75	0	1	CA	64.82	360	360	9/1/2037	10/1/2007	8/10/2007	740	R	1	Y	10	Single Family	N	Y	0	120	64.82
108197352	59716	650000	3859.38	27	1000000	0	650000	7.125	0	1	MT	65	360	360	8/1/2037	9/1/2007	7/23/2007	705	R	3	Y	10	Single Family	N	Y	0	120	65
177161387	55110	586500	3237.97	24	900000	0	586500	6.625	0	1	MN	65.17	360	360	9/1/2037	10/1/2007	8/10/2007	708	R	1	N	10	Single Family	N	Y	0	120	65.17
163300360	20853	507000	2904.69	21	770000	0	507000	6.875	0	1	MD	65.84	360	360	8/1/2037	9/1/2007	7/23/2007	765	R	1	N	10	Single Family	N	Y	0	120	65.84
162886812	91505	475000	2721.35	5	720000	0	475000	6.875	0	1	CA	65.97	360	360	8/1/2037	9/1/2007	7/12/2007	664	R	1	Y	10	Single Family	N	Y	0	120	65.97
177153906	30097	858000	4915.63	11	1300000	0	858000	6.875	0	1	GA	66	360	360	8/1/2037	9/1/2007	7/25/2007	710	R	1	N	35	PUD	N	Y	0	120	66
171581842	92673	998000	5717.71	5	1500000	0	998000	6.875	0	1	CA	66.53	360	360	8/1/2037	9/1/2007	7/17/2007	712	R	1	N	35	PUD	N	Y	0	120	66.53
177108242	30012	485000	2879.69	11	728000	0	485000	7.125	0	1	GA	66.62	360	360	9/1/2037	10/1/2007	8/14/2007	700	R	1	Y	35	PUD	N	Y	0	120	66.62
162924121	11230	600000	3437.5	33	900000	900000	600000	6.875	0	1	NY	66.67	360	360	8/1/2037	9/1/2007	7/10/2007	775	P	1	N	10	Single Family	N	Y	0	120	66.67
171978894	98282	525000	3062.5	48	800000	785000	525000	7	0	1	WA	66.88	360	360	8/1/2037	9/1/2007	7/3/2007	683	P	1	N	10	Single Family	N	Y	0	120	66.88
160571068	19425	500000	2812.5	39	760000	740947	500000	6.75	0	1	PA	67.48	359	360	7/1/2037	8/1/2007	6/27/2007	772	P	1	N	35	PUD	N	Y	0	120	67.48
177922322	92037	950000	4947.92	5	1400000	0	950000	6.25	0	1	CA	67.86	360	360	9/1/2037	10/1/2007	8/14/2007	700	R	1	N	35	PUD	N	Y	0	120	67.86
177125022	94536	452000	2542.5	5	665000	0	452000	6.75	0	1	CA	67.97	360	360	8/1/2037	9/1/2007	7/20/2007	723	R	1	Y	10	Single Family	N	Y	0	120	67.97
163208349	6880	1000000	5625	7	1450000	1450000	1000000	6.75	0	1	CT	68.97	360	360	8/1/2037	9/1/2007	7/12/2007	716	P	1	N	35	PUD	N	Y	0	120	68.97
176707489	32413	525000	3062.5	10	760000	0	525000	7	0	1	FL	69.08	360	360	8/1/2037	9/1/2007	7/25/2007	759	R	3	Y	35	PUD	N	Y	0	120	69.08
171819258	94960	950000	5343.75	5	1380000	1375000	950000	6.75	0	1	CA	69.09	359	360	7/1/2037	8/1/2007	6/19/2007	774	P	1	N	10	Single Family	N	Y	0	120	69.09
162423816	19966	614000	3448.13	8	910000	879990	614000	6.75	0	1	DE	69.77	360	360	8/1/2037	9/1/2007	7/10/2007	771	P	3	N	20	Condominium	N	Y	0	120	69.77
172581461	92352	794500	4634.58	5	1135000	0	794500	7	0	1	CA	70	360	360	9/1/2037	10/1/2007	8/10/2007	691	R	1	Y	10	Single Family	N	Y	0	120	70
176764514	80816	525000	3171.88	6	750000	0	525000	7.25	0	1	CO	70	360	360	9/1/2037	10/1/2007	8/14/2007	750	R	1	Y	10	Single Family	N	Y	0	120	70
163242329	28594	431200	2515.33	34	616000	0	431200	7	0	1	NC	70	360	360	8/1/2037	9/1/2007	7/6/2007	760	R	3	Y	10	Single Family	N	Y	0	120	70
177090884	93722	449398	2621.49	5	642000	0	449398	7	0	1	CA	70	360	360	8/1/2037	9/1/2007	7/26/2007	783	R	1	N	10	Single Family	N	Y	0	120	70
172026769	60091	997500	5714.84	14	1430000	1425000	997500	6.875	0	1	IL	70	360	360	9/1/2037	10/1/2007	8/2/2007	783	P	1	N	10	Single Family	N	Y	0	120	70
175928387	95076	561500	3158.44	5	800000	0	561500	6.75	0	1	CA	70.19	360	360	8/1/2037	9/1/2007	7/19/2007	780	R	1	Y	10	Single Family	N	Y	0	120	70.19
171952586	93035	490000	2807.29	5	680000	680000	490000	6.875	0	1	CA	72.06	360	360	9/1/2037	10/1/2007	8/1/2007	737	P	1	N	10	Single Family	N	Y	0	120	72.06
166841760	20854	750000	4218.75	21	1050000	1040000	750000	6.75	0	1	MD	72.12	360	360	9/1/2037	10/1/2007	8/15/2007	739	P	1	N	35	PUD	N	Y	0	120	72.12
171024431	55416	525000	3007.81	24	725000	0	525000	6.875	0	1	MN	72.41	360	360	8/1/2037	9/1/2007	7/20/2007	726	R	1	Y	10	Single Family	N	Y	0	120	72.41
171292572	20715	464000	2658.33	21	627000	0	464000	6.875	0	1	MD	74	360	360	8/1/2037	9/1/2007	7/20/2007	739	R	1	Y	35	PUD	N	Y	0	120	74.08
164858606	92653	575000	3294.27	5	775000	775000	575000	6.875	0	1	CA	74.19	360	360	8/1/2037	9/1/2007	7/9/2007	737	P	1	N	10	Single Family	N	Y	0	120	74.19
177270845	94402	890000	5006.25	5	1330000	1330000	890000	6.75	0	1	CA	66.92	360	360	8/1/2037	9/1/2007	7/19/2007	787	P	1	N	10	Single Family	N	Y	0	120	74.44
171328247	90604	522000	2930.41	5	700000	0	522000	6.75	0	1	CA	74.57	360	360	8/1/2037	9/1/2007	7/16/2007	760	R	1	N	10	Single Family	N	Y	0	120	74.57
163307473	91746	488150	2796.69	5	654000	0	488150	6.875	0	1	CA	74.64	360	360	8/1/2037	9/1/2007	7/13/2007	769	R	1	N	10	Single Family	N	Y	0	120	74.64
172125733	94949	510000	2868.75	5	850000	0	510000	6.75	0	1	CA	60	360	360	8/1/2037	9/1/2007	7/5/2007	792	R	1	Y	10	Single Family	N	Y	0	120	74.71
172706133	11740	476250	2778.13	33	635000	0	476250	7	0	1	NY	75	359	360	7/1/2037	8/1/2007	6/21/2007	667	R	1	Y	10	Single Family	N	Y	0	120	75
176505123	97701	506250	2900.39	38	715000	675000	506250	6.875	0	1	OR	75	360	360	8/1/2037	9/1/2007	7/20/2007	706	P	1	N	10	Single Family	N	Y	0	120	75
176441233	92694	862500	5121.09	5	1150000	0	862500	7.125	0	1	CA	75	360	360	8/1/2037	9/1/2007	7/18/2007	757	R	1	N	10	Single Family	N	Y	0	120	75

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
162259107	85255	1200000	6875	3	1675000	1600000	1200000	6.875	0	1	AZ	75	360	360	8/1/2037	9/1/2007	7/6/2007	774	P	3	N	35	PUD	N	Y	0	120	75
177087811	90027	993500	5588.44	5	1325000	1318500	993500	6.75	0	1	CA	75.35	360	360	8/1/2037	9/1/2007	7/26/2007	748	P	1	N	10	Single Family	N	Y	0	120	75.35
171270840	30606	1000000	5625	11	1327000	0	1000000	6.75	0	1	GA	75.36	360	360	8/1/2037	9/1/2007	7/16/2007	783	R	1	Y	10	Single Family	N	Y	0	120	75.36
171290501	95382	578000	3251.25	5	765000	0	578000	6.75	0	1	CA	75.56	360	360	8/1/2037	9/1/2007	7/17/2007	715	R	1	Y	10	Single Family	N	Y	0	120	75.56
162960598	81401	682000	4049.38	6	900000	0	682000	7.125	0	1	CO	75.78	359	360	7/1/2037	8/1/2007	6/29/2007	764	R	1	N	10	Single Family	N	Y	0	120	75.78
176654865	95135	840000	4725	5	1100000	0	840000	6.75	0	1	CA	76.36	360	360	9/1/2037	10/1/2007	7/27/2007	749	R	1	Y	10	Single Family	N	Y	0	120	76.36
171776018	90042	451000	2619	5	590000	0	451000	7	0	1	CA	76.44	360	360	8/1/2037	9/1/2007	7/20/2007	706	R	1	N	10	Single Family	N	Y	0	120	76.44
176498227	20171	505000	2998.44	47	660000	0	505000	7.125	0	1	VA	76.52	360	360	8/1/2037	9/1/2007	7/23/2007	702	R	1	N	10	Single Family	N	Y	0	120	76.52
178447288	96722	910000	5213.54	12	1300000	0	910000	6.875	0	1	HI	70	360	360	9/1/2037	10/1/2007	8/13/2007	703	R	1	N	35	PUD	N	Y	0	120	76.92
173592198	20904	532431	3050.39	21	690000	0	532431	6.875	0	1	MD	77.16	360	360	8/1/2037	9/1/2007	7/26/2007	708	R	1	N	10	Single Family	N	Y	0	120	77.16
162390940	94952	980000	5614.58	5	1400000	0	980000	6.875	0	1	CA	70	359	360	7/1/2037	8/1/2007	6/29/2007	721	R	1	N	10	Single Family	N	Y	0	120	77.29
163286246	20639	600000	2875	21	776000	0	600000	5.75	0	1	MD	77.32	360	360	9/1/2037	10/1/2007	8/1/2007	722	R	1	Y	35	PUD	N	Y	0	120	77.32
172569060	92352	480000	2750	5	620000	0	480000	6.875	0	1	CA	77.42	360	360	9/1/2037	10/1/2007	8/1/2007	741	R	1	Y	10	Single Family	N	Y	0	120	77.42
170549994	93405	500000	3020.83	5	645500	645500	500000	7.25	0	1	CA	77.46	360	360	8/1/2037	9/1/2007	7/20/2007	703	P	1	N	35	PUD	N	Y	0	120	77.46
162817308	80020	620000	3681.25	6	800000	0	620000	7.125	0	1	CO	77.5	359	360	7/1/2037	8/1/2007	6/22/2007	730	R	1	Y	35	PUD	N	Y	0	120	77.5
162167304	20169	600000	3375	47	790000	771112	600000	6.75	0	1	VA	77.81	359	360	7/1/2037	8/1/2007	6/26/2007	778	P	1	N	35	PUD	N	Y	0	120	77.81
162555944	8008	650000	3859.38	31	900000	835000	650000	7.125	0	1	NJ	77.84	359	360	7/1/2037	8/1/2007	6/15/2007	731	P	3	N	10	Single Family	N	Y	0	120	77.84
177054522	96790	999000	5931.56	12	1280000	0	999000	7.125	0	2	HI	78.05	360	360	9/1/2037	10/1/2007	8/10/2007	782	R	1	N	25	2-4 Family	N	Y	0	120	78.05
176181497	49686	500000	2864.58	23	638000	0	500000	6.875	0	1	MI	78.37	360	360	8/1/2037	9/1/2007	7/26/2007	725	R	1	Y	10	Single Family	N	Y	0	120	78.37
178695386	34744	450090	2719.29	10	600000	574090	450090	7.25	0	1	FL	78.4	360	360	9/1/2037	10/1/2007	8/17/2007	782	P	1	N	35	PUD	N	Y	0	120	78.4
172466415	92673	948000	5332.5	5	1215000	1206827	948000	6.75	0	1	CA	78.55	359	360	7/1/2037	8/1/2007	6/21/2007	747	P	1	N	35	PUD	N	Y	0	120	78.55
172855537	11735	472000	2753.33	33	600000	0	472000	7	0	1	NY	78.67	360	360	9/1/2037	10/1/2007	8/9/2007	688	R	1	Y	10	Single Family	N	Y	0	120	78.67
178683177	20181	951000	5943.75	47	1305000	1204871	951000	7.5	0	1	VA	78.93	360	360	9/1/2037	10/1/2007	8/15/2007	734	P	1	N	35	PUD	N	Y	0	120	78.93
175930963	92688	458000	2623.96	5	580000	0	458000	6.875	0	1	CA	78.97	360	360	8/1/2037	9/1/2007	7/26/2007	743	R	1	N	20	Condominium	N	Y	0	120	78.97
162960318	80439	850000	5135.42	6	1350000	1328500	850000	7.25	0	1	CO	63.98	360	360	8/1/2037	9/1/2007	7/6/2007	787	P	1	N	10	Single Family	N	Y	0	120	79.04
176335644	91605	550000	3093.75	5	690000	0	550000	6.75	0	1	CA	79.71	360	360	8/1/2037	9/1/2007	7/18/2007	711	R	1	N	10	Single Family	N	Y	0	120	79.71
176351717	86001	500000	3020.83	3	630000	627000	500000	7.25	0	1	AZ	79.74	360	360	8/1/2037	9/1/2007	7/25/2007	772	P	1	N	10	Single Family	N	Y	0	120	79.74
171798111	93420	650000	3791.67	5	815000	0	650000	7	0	1	CA	79.75	360	360	8/1/2037	9/1/2007	7/13/2007	675	R	1	Y	10	Single Family	N	Y	0	120	79.75
161809771	59901	1217600	6468.5	27	1525000	0	1217600	6.375	0	1	MT	79.84	360	360	8/1/2037	9/1/2007	7/9/2007	730	R	1	N	10	Single Family	N	Y	0	120	79.84
178789468	33626	507000	3115.94	10	635000	635000	507000	7.375	0	1	FL	79.84	360	360	9/1/2037	10/1/2007	8/22/2007	764	P	1	N	35	PUD	N	Y	0	120	79.84
176797742	92649	525000	3117.19	5	660000	657000	525000	7.125	0	1	CA	79.91	360	360	8/1/2037	9/1/2007	7/11/2007	713	P	1	N	10	Single Family	N	Y	0	120	79.91
162550231	20175	476000	2826.25	47	605000	595300	476000	7.125	0	1	VA	79.96	360	360	8/1/2037	9/1/2007	7/16/2007	766	P	1	N	35	PUD	N	Y	0	120	79.96
177352010	20152	559000	3319.06	47	715000	699000	559000	7.125	0	1	VA	79.97	360	360	8/1/2037	9/1/2007	7/25/2007	747	P	1	N	35	PUD	N	Y	0	120	79.97
162973767	94089	586600	3421.83	5	740000	733325	586600	7	0	1	CA	79.99	360	360	8/1/2037	9/1/2007	7/19/2007	731	P	1	N	35	PUD	N	Y	0	120	79.99
149497759	80134	553250	2881.51	6	695000	691629	553250	6.25	0	1	CO	79.99	360	360	8/1/2037	9/1/2007	7/31/2007	775	P	1	N	35	PUD	N	Y	0	120	79.99
163320251	19966	534920	3176.09	8	695000	668650	534920	7.125	0	1	DE	80	360	360	8/1/2037	9/1/2007	7/31/2007	679	P	3	N	20	Condominium	N	Y	0	120	80
172059701	91364	624000	3705	5	780000	0	624000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/13/2007	688	R	1	Y	10	Single Family	N	Y	0	120	80
171598061	10308	535200	3010.5	33	669000	0	535200	6.75	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/17/2007	689	R	1	Y	10	Single Family	N	Y	0	120	80
175925730	11714	460000	2585.18	33	575000	575000	460000	6.75	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/25/2007	701	P	1	N	10	Single Family	N	Y	0	120	80
172617634	20010	628800	3537	9	799000	786000	628800	6.75	0	1	DC	80	360	360	9/1/2037	10/1/2007	8/10/2007	701	P	1	N	10	Single Family	N	Y	0	120	80
177074322	91306	444000	2636.25	5	555000	0	444000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	702	R	1	N	10	Single Family	N	Y	0	120	80
176736733	28712	480000	2800	34	600000	618000	480000	7	0	1	NC	80	360	360	9/1/2037	10/1/2007	8/14/2007	702	P	3	N	35	PUD	N	Y	0	120	80
159696350	11572	644000	3622.5	33	855000	805000	644000	6.75	0	1	NY	80	357	360	5/1/2037	6/1/2007	4/12/2007	703	P	1	N	10	Single Family	N	Y	0	120	80
177269477	96744	800000	4583.33	12	1000000	0	800000	6.875	0	1	HI	80	360	360	8/1/2037	9/1/2007	7/25/2007	703	R	1	N	35	PUD	N	Y	0	120	80
170342098	80304	492000	2818.75	6	625000	615000	492000	6.875	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/30/2007	704	P	1	N	10	Single Family	N	Y	0	120	80
171592013	11753	620000	3875	33	775000	775000	620000	7.5	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/14/2007	706	P	1	N	20	Condominium	N	Y	0	120	80
172298068	22181	676000	3866.63	47	845000	0	676000	6.875	0	1	VA	80	360	360	8/1/2037	9/1/2007	8/2/2007	709	R	1	N	10	Single Family	N	Y	0	120	80
163212829	27106	608000	3610	34	760000	0	608000	7.125	0	1	NC	80	358	360	6/1/2037	7/1/2007	5/9/2007	710	R	1	N	35	PUD	N	Y	0	120	80
176670167	91506	936000	5265	5	1170000	1170000	936000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	711	P	1	N	10	Single Family	N	Y	0	120	80
162551536	27616	456000	2565	34	571000	570000	456000	6.75	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/18/2007	713	P	1	N	10	Single Family	N	Y	0	120	80
177259187	93036	520000	3087.5	5	650000	650000	520000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/23/2007	713	P	1	N	10	Single Family	N	Y	0	120	80
162921249	32408	590000	3564.58	10	830000	737500	590000	7.25	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/12/2007	713	P	3	N	35	PUD	N	Y	0	120	80
171766753	11423	460000	2587.5	33	575000	0	460000	6.75	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/16/2007	714	R	1	Y	10	Single Family	N	Y	0	120	80
178370676	90046	756000	4095	5	945000	945000	756000	6.5	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/17/2007	715	P	1	N	10	Single Family	N	Y	0	120	80
161484358	32789	1880000	10379.17	10	2700000	2350000	1880000	6.625	0	1	FL	80	359	360	7/1/2037	8/1/2007	6/8/2007	715	P	1	N	35	PUD	N	Y	0	120	80
161687315	11725	700000	4010.42	33	875000	0	700000	6.875	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/9/2007	716	R	1	N	10	Single Family	N	Y	0	120	80
177825708	84014	472000	2900.83	45	590000	0	472000	7.375	0	1	UT	80	360	360	9/1/2037	10/1/2007	8/10/2007	717	R	1	N	35	PUD	N	Y	0	120	80
171812881	49534	508000	3069.17	23	635000	0	508000	7.25	0	1	MI	80	360	360	8/1/2037	9/1/2007	7/27/2007	717	R	1	Y	35	PUD	N	Y	0	120	80
171398099	93065	580000	3319.04	5	750000	725000	580000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	718	P	1	N	35	PUD	N	Y	0	120	80
171956259	83001	679200	3820.5	51	849000	849000	679200	6.75	0	1	WY	80	360	360	8/1/2037	9/1/2007	7/17/2007	718	P	1	N	35	PUD	N	Y	0	120	80

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
178515087	90025	642000	3544.38	5	803000	802500	642000	6.625	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/15/2007	720	P	1	N	20	Condominium	N	Y	0	120	80
176547416	22310	750400	4221	47	940000	938000	750400	6.75	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/20/2007	720	P	1	N	10	Single Family	N	Y	0	120	80
169399891	6830	1144000	6435	7	1450000	1430000	1144000	6.75	0	1	CT	80	360	360	8/1/2037	9/1/2007	7/30/2007	721	P	1	N	10	Single Family	N	Y	0	120	80
176267731	20707	489548	3161.66	21	615000	611935	489548	7.75	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/10/2007	722	P	1	N	35	PUD	N	Y	0	120	80
162827485	98580	568000	3254.17	48	710000	0	568000	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/5/2007	724	R	1	Y	35	PUD	N	Y	0	120	80
163053689	84738	492000	2818.75	45	615000	0	492000	6.875	0	1	UT	80	360	360	8/1/2037	9/1/2007	7/12/2007	725	R	1	N	10	Single Family	N	Y	0	120	80
176078107	93730	960000	5500	5	1200000	1200000	960000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	730	P	1	N	10	Single Family	N	Y	0	120	80
176763434	85250	488000	3253.33	3	610000	0	488000	8	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/16/2007	733	R	1	N	10	Single Family	N	Y	0	120	80
163143725	11702	532000	2992.5	33	665000	0	532000	6.75	0	1	NY	80	359	360	7/1/2037	8/1/2007	6/28/2007	734	R	1	N	10	Single Family	N	Y	0	120	80
171552311	89052	504000	2940	29	630000	0	504000	7	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/5/2007	737	R	1	Y	35	PUD	N	Y	0	120	80
170346485	33133	688000	4156.67	10	860000	870000	688000	7.25	0	1	FL	80	360	360	9/1/2037	10/1/2007	8/14/2007	737	P	1	N	20	Condominium	N	Y	0	120	80
176852040	98038	439960	2566.43	48	559000	549950	439960	7	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/18/2007	739	P	1	N	10	Single Family	N	Y	0	120	80
172034738	98105	452000	2636.67	48	565000	0	452000	7	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/26/2007	743	R	1	Y	10	Single Family	N	Y	0	120	80
177981260	90803	552000	3220	5	720000	690000	552000	7	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/16/2007	744	P	1	N	10	Single Family	N	Y	0	120	80
172416041	98075	612000	3442.5	48	770000	765000	612000	6.75	0	1	WA	80	359	360	7/1/2037	8/1/2007	6/22/2007	745	P	1	N	35	PUD	N	Y	0	120	80
172535135	81621	788000	4432.5	6	990000	985000	788000	6.75	0	1	CO	80	360	360	8/1/2037	9/1/2007	8/1/2007	747	P	1	N	35	PUD	N	Y	0	120	80
177345041	89183	486000	2885.63	29	610000	607500	486000	7.125	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/19/2007	748	P	3	N	35	PUD	N	Y	0	120	80
162819604	32578	620000	3875	10	775000	0	620000	7.5	0	1	FL	80	360	360	9/1/2037	10/1/2007	8/3/2007	748	R	1	N	35	PUD	N	Y	0	120	80
172607753	22101	703200	4175.25	47	890000	879000	703200	7.125	0	1	VA	80	360	360	8/1/2037	9/1/2007	8/2/2007	748	P	1	N	10	Single Family	N	Y	0	120	80
162361504	20772	483242	2718.24	21	610000	604053	483242	6.75	0	1	MD	80	359	360	7/1/2037	8/1/2007	6/15/2007	751	P	1	N	35	PUD	N	Y	0	120	80
176445229	92101	935673	5263.16	5	1170000	1169592	935673	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	751	P	3	N	20	Condominium	N	Y	0	120	80
162571714	85045	569751	3264.2	3	755000	712189	569751	6.875	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/11/2007	752	P	1	N	35	PUD	N	Y	0	120	80
162004011	33827	600000	3500	10	750000	0	600000	7	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/16/2007	752	R	3	N	10	Single Family	N	Y	0	120	80
176275012	92025	720000	4050	5	900000	0	720000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	754	R	1	N	10	Single Family	N	Y	0	120	80
177260932	21158	563320	3344.71	21	710000	704160	563320	7.125	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/20/2007	756	P	1	N	35	PUD	N	Y	0	120	80
162933210	97756	960000	5400	38	1200000	0	960000	6.75	0	1	OR	80	359	360	7/1/2037	8/1/2007	6/22/2007	756	R	1	Y	10	Single Family	N	Y	0	120	80
176317291	33146	660000	3781.25	10	830000	825000	660000	6.875	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/23/2007	757	P	1	N	10	Single Family	N	Y	0	120	80
171976333	95126	475920	2825.78	5	594900	594900	475920	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	758	P	1	N	20	Condominium	N	Y	0	120	80
176915776	98118	599920	3437.04	48	750000	749900	599920	6.875	0	1	WA	80	360	360	9/1/2037	10/1/2007	8/7/2007	760	P	1	N	10	Single Family	N	Y	0	120	80
172222579	89166	659914	3574.53	29	825000	824893	659914	6.5	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/27/2007	761	P	1	N	35	PUD	N	Y	0	120	80
172411704	94503	447450	2516.91	5	581000	559334	447450	6.75	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/1/2007	762	P	1	N	10	Single Family	N	Y	0	120	80
177079971	98391	620800	3621.33	48	776000	0	620800	7	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/23/2007	765	R	1	Y	35	PUD	N	Y	0	120	80
177832028	97367	554800	3178.54	38	715000	693500	554800	6.875	0	1	OR	80	360	360	9/1/2037	10/1/2007	8/10/2007	766	P	3	N	10	Single Family	N	Y	0	120	80
179136207	85260	464000	2996.67	3	585000	580000	464000	7.75	0	1	AZ	80	360	360	9/1/2037	10/1/2007	8/20/2007	770	P	1	N	35	PUD	N	Y	0	120	80
172196295	94513	646704	3839.81	5	821000	808381	646704	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/1/2007	771	P	1	N	35	PUD	N	Y	0	120	80
171224422	19971	518496	2970.55	8	652000	648120	518496	6.875	0	1	DE	80	360	360	9/1/2037	10/1/2007	8/20/2007	771	P	3	N	35	PUD	N	Y	0	120	80
176826213	85266	760000	4354.17	3	950000	950000	760000	6.875	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/24/2007	773	P	1	N	35	PUD	N	Y	0	120	80
177977458	22311	494000	2675.83	47	620000	617500	494000	6.5	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/16/2007	778	P	1	N	35	PUD	N	Y	0	120	80
177012025	91387	584000	3285	5	730000	0	584000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/24/2007	778	R	1	N	35	PUD	N	Y	0	120	80
177182522	91915	628000	3401.67	5	790000	785000	628000	6.5	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/7/2007	778	P	1	N	10	Single Family	N	Y	0	120	80
171785427	33469	492000	2870	10	685000	615000	492000	7	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/24/2007	779	P	1	N	35	PUD	N	Y	0	120	80
177048713	35242	520000	2925	1	668000	650000	520000	6.75	0	1	AL	80	360	360	8/1/2037	9/1/2007	7/27/2007	780	P	1	N	35	PUD	N	Y	0	120	80
175859028	97431	536000	3070.83	38	670000	0	536000	6.875	0	1	OR	80	360	360	8/1/2037	9/1/2007	7/23/2007	781	R	1	N	10	Single Family	N	Y	0	120	80
176429920	95033	1000000	5625	5	1300000	1300000	1000000	6.75	0	1	CA	76.92	360	360	8/1/2037	9/1/2007	7/27/2007	781	P	1	N	35	PUD	N	Y	0	120	80
162827429	91390	487965.59	2744.94	5	615000	610000	488000	6.75	0	1	CA	80	359	360	7/1/2037	8/1/2007	6/19/2007	783	P	1	N	10	Single Family	N	Y	0	120	80
172318279	98118	499960	2864.35	48	625000	624950	499960	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/12/2007	783	P	1	N	10	Single Family	N	Y	0	120	80
163030934	27511	519600	2922.75	34	649500	0	519600	6.75	0	1	NC	80	359	360	7/1/2037	8/1/2007	6/27/2007	783	R	1	Y	35	PUD	N	Y	0	120	80
176605185	89147	500000	3072.92	29	625000	625000	500000	7.375	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/17/2007	788	P	1	N	35	PUD	N	Y	0	120	80
172473104	91103	844000	4923.33	5	1055000	1055000	844000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	790	P	1	N	10	Single Family	N	Y	0	120	80
162401549	22901	434000	2486.46	47	565000	542500	434000	6.875	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/5/2007	793	P	3	N	35	PUD	N	Y	0	120	80
162651271	35216	460000	2587.5	1	580000	575000	460000	6.75	0	1	AL	80	360	360	8/1/2037	9/1/2007	8/1/2007	799	P	1	N	10	Single Family	N	Y	0	120	80
178655524	32224	600000	3625	10	805000	750000	600000	7.25	0	1	FL	80	360	360	9/1/2037	10/1/2007	8/10/2007	799	P	3	N	35	PUD	N	Y	0	120	80
172050260	20639	486400	2888	21	608000	0	486400	7.125	0	1	MD	80	360	360	9/1/2037	10/1/2007	8/10/2007	800	R	1	Y	10	Single Family	N	Y	0	120	80
171228768	89135	496000	2790	29	620000	620000	496000	6.75	0	1	NV	80	360	360	9/1/2037	10/1/2007	7/25/2007	801	P	1	N	35	PUD	N	Y	0	120	80
162159695	92592	451600	2587.29	5	565000	564525	451600	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/6/2007	804	P	1	N	35	PUD	N	Y	0	120	80
162790296	95762	456000	2660	5	585000	570000	456000	7	0	1	CA	80	359	360	7/1/2037	8/1/2007	6/26/2007	809	P	3	N	10	Single Family	N	Y	0	120	80
177344337	89183	544000	3343.33	29	680000	701097	544000	7.375	0	1	NV	80	360	360	9/1/2037	10/1/2007	8/1/2007	811	P	1	N	35	PUD	N	Y	0	120	80
172167659	11577	740000	4316.67	33	950000	925000	740000	7	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/8/2007	811	P	1	N	10	Single Family	N	Y	0	120	80
176350429	91941	685000	3924.48	5	856250	856250	685000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/24/2007	774	P	1	N	10	Single Family	N	Y	0	120	80.01
177681554	92078	716000	4102.08	5	1000000	0	716000	6.875	0	1	CA	71.6	360	360	9/1/2037	10/1/2007	8/16/2007	702	R	1	N	10	Single Family	N	Y	0	120	80.55

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
169776918	55127	648000	3847.5	24	810000	0	648000	7.125	0	1	MN	80	360	360	8/1/2037	9/1/2007	7/25/2007	704	R	1	N	35	PUD	N	Y	0	120	81.23
178432622	94044	720000	4275	5	900000	0	720000	7.125	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/9/2007	701	R	1	N	10	Single Family	N	Y	0	120	81.49
177432230	92845	456500	2567.81	5	580000	570700	456500	6.75	0	1	CA	79.99	360	360	8/1/2037	9/1/2007	7/26/2007	744	P	1	N	10	Single Family	N	Y	0	120	81.74
176695502	89052	532000	2992.5	29	665000	0	532000	6.75	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/26/2007	746	R	1	N	35	PUD	N	Y	0	120	81.8
172204848	97229	584000	3650	38	730000	0	584000	7.5	0	1	OR	80	360	360	9/1/2037	10/1/2007	7/31/2007	736	R	1	N	35	PUD	N	Y	0	120	82.33
176434776	94087	796000	4643.33	5	995000	995000	796000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	712	P	1	N	10	Single Family	N	Y	0	120	82.51
172632252	22153	524000	2947.5	47	655000	0	524000	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/26/2007	783	R	1	N	10	Single Family	N	Y	0	120	82.6
162827221	92691	569000	3200.63	5	680000	0	569000	6.75	0	1	CA	83.68	360	360	8/1/2037	9/1/2007	7/2/2007	717	R	1	Y	10	Single Family	N	Y	0	120	83.68
171300312	90041	560000	3208.33	5	700000	0	560000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/23/2007	764	R	1	N	10	Single Family	N	Y	0	120	83.71
162101359	20706	548000	3253.75	21	685000	0	548000	7.125	0	1	MD	80	359	360	7/1/2037	8/1/2007	6/28/2007	732	R	1	N	35	PUD	N	Y	0	120	83.8
171800695	20169	554000	3058.54	47	730000	660739	554000	6.625	0	1	VA	83.85	360	360	8/1/2037	9/1/2007	7/19/2007	776	P	1	N	35	PUD	N	Y	0	120	83.85
172544313	11801	464000	2706.67	33	580000	0	464000	7	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/6/2007	693	R	1	N	10	Single Family	N	Y	0	120	85
172615345	93638	446250	2556.64	5	525000	0	446250	6.875	0	1	CA	85	360	360	8/1/2037	9/1/2007	7/13/2007	705	R	1	N	10	Single Family	N	Y	0	120	85
175906229	92253	788000	4432.5	5	985000	0	788000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	710	R	1	N	35	PUD	N	Y	0	120	85
177093724	94517	480000	2800	5	600000	600000	480000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/21/2007	796	P	1	N	10	Single Family	N	Y	0	120	85
176222855	18901	650000	3791.67	39	822000	0	650000	7	0	1	PA	79.08	360	360	8/1/2037	9/1/2007	7/26/2007	782	R	1	Y	10	Single Family	N	Y	0	120	85.34
175875145	37069	548000	3139.58	43	685000	685000	548000	6.875	0	1	TN	80	360	360	9/1/2037	10/1/2007	8/14/2007	711	P	1	N	35	PUD	N	Y	0	120	85.84
162277629	20721	469484	2689.75	21	621700	586855	469484	6.875	0	1	MD	80	359	360	7/1/2037	8/1/2007	6/27/2007	689	P	1	N	35	PUD	N	Y	0	120	85.96
171981742	83414	609600	3492.5	51	762000	0	609600	6.875	0	1	WY	80	360	360	9/1/2037	10/1/2007	8/3/2007	737	R	1	N	10	Single Family	N	Y	0	120	86.3
171601070	91344	750400	4533.67	5	938000	0	750400	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	768	R	1	N	10	Single Family	N	Y	0	120	86.4
172087985	46122	544000	3003.33	15	680000	0	544000	6.625	0	1	IN	80	358	360	6/1/2037	7/1/2007	5/31/2007	787	R	1	Y	10	Single Family	N	Y	0	120	86.76
172177388	23103	649999	739.19	47	750000	749000	649999	7.125	0	1	VA	86.78	360	360	8/1/2037	9/1/2007	7/31/2007	795	P	1	N	35	PUD	N	Y	0	120	86.78
176878930	10598	536800	3019.5	33	671000	728000	536800	6.75	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/17/2007	724	P	1	N	10	Single Family	N	Y	0	120	86.8
162862505	91915	560000	3150	5	700000	0	560000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	686	R	1	N	35	PUD	N	Y	0	120	87.43
176611941	20721	422500	2464.58	21	480000	0	422500	7	0.33	1	MD	88.02	360	360	8/1/2037	9/1/2007	7/20/2007	782	R	1	N	35	PUD	N	Y	0	120	88.02
172170819	27513	500000	3020.83	34	570000	568000	500000	7.25	0	1	NC	88.03	360	360	8/1/2037	9/1/2007	7/13/2007	763	P	1	N	10	Single Family	N	Y	0	120	88.03
177344009	60126	728000	4095	14	925000	0	728000	6.75	0	1	IL	78.7	360	360	9/1/2037	10/1/2007	7/27/2007	785	R	1	N	10	Single Family	N	Y	0	120	88.54
172591494	33470	602200	3701.02	10	680000	0	602200	7.375	0	1	FL	88.56	341	341	2/1/2036	10/1/2007	8/9/2007	675	R	1	N	10	Single Family	N	Y	0	120	88.56
177560059	92128	498400	2959.25	5	630000	623000	498400	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/30/2007	757	P	1	N	35	PUD	N	Y	0	120	88.76
177517874	92706	504800	2944.67	5	631000	0	504800	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/24/2007	662	R	1	N	10	Single Family	N	Y	0	120	89.19
161639421	87114	492000	2767.5	32	615000	0	492000	6.75	0	1	NM	80	358	360	6/1/2037	7/1/2007	5/31/2007	700	R	1	N	10	Single Family	N	Y	0	120	89.35
162738770	89044	643320	3685.69	29	825000	804251	643320	6.875	0	1	NV	79.99	360	360	8/1/2037	9/1/2007	7/16/2007	793	P	1	N	35	PUD	N	Y	0	120	89.38
176924949	81621	800000	4583.33	6	1000000	1000000	800000	6.875	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/27/2007	732	P	1	N	10	Single Family	N	Y	0	120	89.7
177138199	92040	420000	2362.5	5	525000	0	420000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/26/2007	781	R	1	N	10	Single Family	N	Y	0	120	89.9
175820029	84020	555250	3181.12	45	695000	694554	555250	6.875	0	1	UT	79.94	360	360	8/1/2037	9/1/2007	7/25/2007	797	P	1	N	35	PUD	N	Y	0	120	89.94
172007583	92117	449000	2619.17	5	510000	498990	449000	7	0	1	CA	89.98	360	360	8/1/2037	9/1/2007	7/18/2007	715	P	3	N	20	Condominium	N	Y	0	120	89.98
177594994	46033	961800	5510.31	15	1250000	1202250	961800	6.875	0	1	IN	80	360	360	8/1/2037	9/1/2007	7/31/2007	719	P	1	N	10	Single Family	N	Y	0	120	89.98
178444928	60706	930000	6296.88	14	1180000	1162500	930000	8.125	0	1	IL	80	360	360	9/1/2037	10/1/2007	8/16/2007	729	P	1	N	10	Single Family	N	Y	0	120	89.98
178802861	80301	610000	3939.58	6	765000	762500	610000	7.75	0	1	CO	80	360	360	9/1/2037	10/1/2007	8/17/2007	669	P	1	N	35	PUD	N	Y	0	120	89.99
162501673	1748	792000	4455	22	1000000	990000	792000	6.75	0	1	MA	80	359	360	7/1/2037	8/1/2007	6/26/2007	740	P	1	N	10	Single Family	N	Y	0	120	89.99
176840343	11968	799200	4745.25	33	999000	999000	799200	7.125	0	1	NY	80	360	360	8/1/2037	9/1/2007	7/27/2007	749	P	1	N	10	Single Family	N	Y	0	120	89.99
171967004	22193	441459	2529.19	47	554000	551824	441459	6.875	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/18/2007	766	P	1	N	35	PUD	N	Y	0	120	89.99
146599089	85050	664700	3738.94	3	831000	830901	664700	6.75	0	1	AZ	80	359	360	7/1/2037	8/1/2007	6/19/2007	790	P	1	N	35	PUD	N	Y	0	120	89.99
177157723	98022	541800	3160.5	48	615000	602000	541800	7	0	1	WA	90	360	360	8/1/2037	9/1/2007	7/25/2007	666	P	1	N	10	Single Family	N	Y	0	120	90
171920006	20603	617050	3599.46	21	692000	685623	617050	7	0	1	MD	90	360	360	8/1/2037	9/1/2007	7/17/2007	667	P	1	N	35	PUD	N	Y	0	120	90
162578798	23435	787500	4429.69	47	875000	875000	787500	6.75	0	1	VA	90	359	360	7/1/2037	8/1/2007	6/29/2007	692	P	1	N	35	PUD	N	Y	0	120	90
163220606	94561	469920	2740.81	5	606000	587400	469920	6.999	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	704	P	1	N	10	Single Family	N	Y	0	120	90
176680088	91335	508000	2910.42	5	635000	0	508000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	706	R	1	N	10	Single Family	N	Y	0	120	90
176829078	89519	648000	3510	29	810000	810000	648000	6.5	0	1	NV	80	360	360	9/1/2037	10/1/2007	8/16/2007	706	P	1	N	35	PUD	N	Y	0	120	90
176859249	93021	612000	3633.75	5	765000	765000	612000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	706	P	1	N	35	PUD	N	Y	0	120	90
177000248	89141	526500	3126.09	29	585000	0	526500	7.125	0.34	1	NV	90	360	360	8/1/2037	9/1/2007	7/20/2007	706	R	1	N	35	PUD	N	Y	0	120	90
176116582	98682	620000	3552.08	48	778000	775000	620000	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/18/2007	707	P	1	N	10	Single Family	N	Y	0	120	90
172509804	34677	558000	3371.25	10	620000	0	558000	7.25	0	1	FL	90	358	360	6/1/2037	7/1/2007	5/7/2007	707	R	1	Y	35	PUD	N	Y	0	120	90
171395858	92324	571000	3211.88	5	770000	0	571000	6.75	0	1	CA	74.16	360	360	8/1/2037	9/1/2007	7/18/2007	713	R	1	N	10	Single Family	N	Y	0	120	90
168470609	93004	604376	3525.53	5	756000	755471	604376	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	715	P	1	N	35	PUD	N	Y	0	120	90
162615514	20105	454272	2839.2	47	569000	567840	454272	7.5	0	1	VA	80	359	360	7/1/2037	8/1/2007	6/29/2007	717	P	1	N	35	PUD	N	Y	0	120	90
162670241	21704	540016	3150.09	21	700000	675020	540016	7	0	1	MD	80	359	360	7/1/2037	8/1/2007	6/29/2007	717	P	1	N	35	PUD	N	Y	0	120	90
176429496	10010	490500	2912.34	33	545000	545000	490500	7.125	0	1	NY	90	360	360	9/1/2037	10/1/2007	8/1/2007	718	P	1	N	90	Co-Op	N	Y	0	120	90
171600006	33180	580000	3504.17	10	750000	725000	580000	7.25	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/13/2007	720	P	1	N	10	Single Family	N	Y	0	120	90
176757009	6903	880000	5225	7	1120000	1100000	880000	7.125	0	1	CT	80	360	360	8/1/2037	9/1/2007	7/31/2007	724	P	1	N	10	Single Family	N	Y	0	120	90

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
171823418	22030	606400	3726.83	47	765000	758000	606400	7.375	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/20/2007	725	P	1	N	10	Single Family	N	Y	0	120	90
171951914	92656	564000	3348.75	5	705000	0	564000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/11/2007	727	R	1	N	35	PUD	N	Y	0	120	90
171827083	30338	455200	2607.92	11	578000	569000	455200	6.875	0	1	GA	80	360	360	8/1/2037	9/1/2007	7/24/2007	737	P	1	N	10	Single Family	N	Y	0	120	90
176502995	94085	532000	3047.92	5	665000	0	532000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/23/2007	738	R	1	N	10	Single Family	N	Y	0	120	90
172146200	92057	495168	2940.06	5	620000	618960	495168	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	740	P	1	N	35	PUD	N	Y	0	120	90
177270317	91792	488000	2741.35	5	610000	0	488000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/24/2007	741	R	1	N	10	Single Family	N	Y	0	120	90
162504834	76092	535200	3010.5	44	680000	669000	535200	6.75	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/10/2007	744	P	1	N	10	Single Family	N	Y	0	120	90
163354511	91732	512000	2933.33	5	640000	0	512000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	746	R	1	N	35	PUD	N	Y	0	120	90
162044488	98070	505600	2896.67	48	632000	0	505600	6.875	0	1	WA	80	359	360	7/1/2037	8/1/2007	6/1/2007	750	R	3	N	10	Single Family	N	Y	0	120	90
177440255	78739	420000	2625	44	550000	525000	420000	7.5	0	1	TX	80	360	360	9/1/2037	10/1/2007	8/14/2007	751	P	1	N	35	PUD	N	Y	0	120	90
170781700	37215	708000	4056.25	43	895000	885000	708000	6.875	0	1	TN	80	360	360	8/1/2037	9/1/2007	7/31/2007	754	P	1	N	10	Single Family	N	Y	0	120	90
177319747	30341	546400	3187.33	11	700000	683000	546400	7	0	1	GA	80	360	360	8/1/2037	9/1/2007	7/30/2007	755	P	1	N	10	Single Family	N	Y	0	120	90
163154582	21795	551118	3329.67	21	688898	688898	551118	7.25	0	1	MD	80	359	360	7/1/2037	8/1/2007	6/29/2007	757	P	1	N	35	PUD	N	Y	0	120	90
172413464	33175	656000	4236.67	10	873000	820000	656000	7.75	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/12/2007	757	P	1	N	10	Single Family	N	Y	0	120	90
170181784	92506	719920	4349.52	5	900000	899900	719920	7.25	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/15/2007	757	P	1	N	10	Single Family	N	Y	0	120	90
176211408	60525	732000	4041.25	14	915000	915000	732000	6.625	0	1	IL	80	360	360	9/1/2037	10/1/2007	8/16/2007	761	P	1	N	10	Single Family	N	Y	0	120	90
162676458	85340	559200	3262	3	700000	699000	559200	7	0	1	AZ	80	360	360	8/1/2037	9/1/2007	7/11/2007	762	P	1	N	10	Single Family	N	Y	0	120	90
162826189	89011	560000	3325	29	809000	700000	560000	7.125	0	1	NV	80	359	360	7/1/2037	8/1/2007	6/28/2007	765	P	3	N	20	Condominium	N	Y	0	120	90
170449706	19106	524000	2947.5	39	675000	655000	524000	6.75	0	1	PA	80	360	360	8/1/2037	9/1/2007	7/24/2007	768	P	1	N	20	Condominium	N	Y	0	120	90
171873753	11768	495000	2887.5	33	550000	550000	495000	7	0.26	1	NY	90	360	360	9/1/2037	10/1/2007	8/14/2007	769	P	1	N	10	Single Family	N	Y	0	120	90
177437454	93117	536000	3070.83	5	670000	670000	536000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/24/2007	771	P	1	N	20	Condominium	N	Y	0	120	90
172548697	80111	682991	4055.26	6	855000	853739	682991	7.125	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/24/2007	773	P	1	N	10	Single Family	N	Y	0	120	90
175875113	37215	959200	5495.42	43	1250000	1199000	959200	6.875	0	1	TN	80	360	360	9/1/2037	10/1/2007	8/15/2007	773	P	1	N	10	Single Family	N	Y	0	120	90
163183674	20637	512000	2880	21	700000	640000	512000	6.75	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/17/2007	776	P	1	N	10	Single Family	N	Y	0	120	90
169918656	91316	552000	3450	5	700000	690000	552000	7.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/27/2007	777	P	1	N	10	Single Family	N	Y	0	120	90
171970765	55129	591920	3267.89	24	740000	739900	591920	6.625	0	1	MN	80	360	360	9/1/2037	10/1/2007	8/10/2007	779	P	1	N	10	Single Family	N	Y	0	120	90
178154244	91786	700000	4010.42	5	875000	875000	700000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/14/2007	793	P	1	N	10	Single Family	N	Y	0	120	90
169392045	21054	606400	3471.77	21	758000	758000	606400	6.875	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/23/2007	801	P	1	N	35	PUD	N	Y	0	120	90
176333374	92009	548000	3139.58	5	700000	685000	548000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/2/2007	806	P	1	N	35	PUD	N	Y	0	120	90
176999360	28644	492000	2972.5	34	615000	0	492000	7.25	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/20/2007	712	R	1	N	10	Single Family	N	Y	0	120	91.38
176343780	93314	440000	2520.83	5	550000	550000	440000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	729	P	1	N	10	Single Family	N	Y	0	120	91.82
177005400	90018	496800	3208.5	5	540000	0	496800	7.75	0.62	1	CA	92	360	360	8/1/2037	9/1/2007	7/26/2007	777	R	1	N	10	Single Family	N	Y	0	120	92
163027734	98290	468000	2681.25	48	585000	585000	468000	6.875	0	1	WA	80	360	360	8/1/2037	9/1/2007	7/10/2007	719	P	1	N	35	PUD	N	Y	0	120	92.48
176374665	1760	536000	3015	22	670000	0	536000	6.75	0	1	MA	80	360	360	8/1/2037	9/1/2007	7/26/2007	666	R	1	Y	10	Single Family	N	Y	0	120	92.54
177094908	90746	440000	2520.83	5	550000	0	440000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/15/2007	753	R	1	N	10	Single Family	N	Y	0	120	92.55
176247998	91042	500000	2864.58	5	725000	0	500000	6.875	0	1	CA	68.97	360	360	8/1/2037	9/1/2007	7/16/2007	752	R	1	N	10	Single Family	N	Y	0	120	92.76
162882012	90280	480000	2900	5	600000	0	480000	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/1/2007	701	R	1	N	10	Single Family	N	Y	0	120	93.08
172358764	87114	440000	2520.83	32	550000	0	440000	6.875	0	1	NM	80	360	360	8/1/2037	9/1/2007	7/13/2007	763	R	1	N	35	PUD	N	Y	0	120	93.18
168770601	85242	458700	2580.19	3	491000	0	458700	6.75	0	1	AZ	93.42	360	360	8/1/2037	9/1/2007	7/16/2007	715	R	1	N	10	Single Family	N	Y	0	120	93.42
176347781	92802	500000	2864.58	5	660000	0	500000	6.875	0	1	CA	75.76	360	360	8/1/2037	9/1/2007	7/24/2007	702	R	1	N	10	Single Family	N	Y	0	120	93.56
176657165	76034	500000	2812.5	44	870000	800000	500000	6.75	0	1	TX	62.5	360	360	8/1/2037	9/1/2007	7/12/2007	787	P	1	N	35	PUD	N	Y	0	120	93.75
177676521	92025	445000	2781.25	5	473000	0	445000	7.5	0.62	1	CA	94.08	360	360	9/1/2037	10/1/2007	8/15/2007	741	R	1	N	10	Single Family	N	Y	0	120	94.08
177522282	94947	500000	2968.75	5	640000	637000	500000	7.125	0	1	CA	78.49	360	360	8/1/2037	9/1/2007	7/23/2007	723	P	1	N	10	Single Family	N	Y	0	120	94.19
177002848	97035	999950	5937.2	38	1295000	1272500	999950	7.125	0	1	OR	78.58	360	360	8/1/2037	9/1/2007	7/23/2007	666	P	1	N	35	PUD	N	Y	0	120	94.3
177524026	90247	500000	3177.08	5	530000	0	500000	7.625	0.62	1	CA	94.34	360	360	9/1/2037	10/1/2007	8/9/2007	777	R	1	N	20	Condominium	N	Y	0	120	94.34
176508548	93023	556000	3185.42	5	695000	0	556000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/26/2007	775	R	1	N	10	Single Family	N	Y	0	120	94.96
172713646	94559	449000	2572.4	5	563000	561320	449000	6.875	0	1	CA	79.99	360	360	8/1/2037	9/1/2007	7/17/2007	749	P	1	N	35	PUD	N	Y	0	120	94.98
176843199	20769	517280	3232.87	21	721600	646600	517280	7.5	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/20/2007	717	P	1	N	35	PUD	N	Y	0	120	94.99
178782131	20904	800016	5666.78	21	1100000	1000020	800016	8.5	0	1	MD	80	360	360	9/1/2037	10/1/2007	8/20/2007	660	P	1	N	10	Single Family	N	Y	0	120	95
162599360	11757	494000	2933.13	33	520000	0	494000	7.125	0	1	NY	95	359	360	7/1/2037	8/1/2007	6/15/2007	660	R	1	Y	10	Single Family	N	Y	0	120	95
162607481	20769	602500	3577.34	21	675600	634211	602500	7.125	0	1	MD	95	359	360	7/1/2037	8/1/2007	6/28/2007	671	P	1	N	35	PUD	N	Y	0	120	95
161653871	95742	420000	2493.75	5	525000	0	420000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	6/28/2007	682	R	1	Y	10	Single Family	N	Y	0	120	95
177316987	91360	556000	3185.42	5	695000	695000	556000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/10/2007	692	P	1	N	10	Single Family	N	Y	0	120	95
177846502	20902	457600	2621.67	21	572000	572000	457600	6.875	0	1	MD	80	360	360	8/1/2037	9/1/2007	7/31/2007	701	P	1	N	10	Single Family	N	Y	0	120	95
172322423	96822	728000	4095	12	934000	910000	728000	6.75	0	1	HI	80	360	360	8/1/2037	9/1/2007	7/27/2007	703	P	1	N	20	Condominium	N	Y	0	120	95
176929654	90660	424000	2429.17	5	530000	530000	424000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/27/2007	704	P	1	N	35	PUD	N	Y	0	120	95
163052385	28428	644000	3689.58	34	900000	805000	644000	6.875	0	1	NC	80	358	360	6/1/2037	7/1/2007	5/22/2007	704	P	3	N	35	PUD	N	Y	0	120	95
171917974	92886	496000	2893.33	5	620000	620000	496000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/10/2007	708	P	1	N	10	Single Family	N	Y	0	120	95
178441887	92064	463200	2605.5	5	580000	579000	463200	6.75	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/10/2007	710	P	1	N	10	Single Family	N	Y	0	120	95
162590927	94558	479200	2745.42	5	599000	0	479200	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/9/2007	713	R	1	N	10	Single Family	N	Y	0	120	95

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
172607937	22003	620000	3616.67	47	880000	775000	620000	7	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/10/2007	714	P	1	N	35	PUD	N	Y	0	120	95
171066735	11216	684600	3850.88	33	860000	855750	684600	6.75	0	2	NY	80	360	360	9/1/2037	10/1/2007	8/14/2007	714	P	1	N	25	2-4 Family	N	Y	0	120	95
170284788	92627	908000	5107.5	5	1135000	1135000	908000	6.75	0	2	CA	80	360	360	8/1/2037	9/1/2007	7/23/2007	717	P	1	N	25	2-4 Family	N	Y	0	120	95
178656740	92027	451250	2867.32	5	475000	475000	451250	7.625	0.62	1	CA	95	360	360	9/1/2037	10/1/2007	8/14/2007	721	P	1	N	35	PUD	N	Y	0	120	95
177603907	90815	480000	2850	5	600000	600000	480000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	724	P	1	N	10	Single Family	N	Y	0	120	95
162483703	20852	500000	2968.75	21	640000	640000	500000	7.125	0	1	MD	78.13	359	360	7/1/2037	8/1/2007	6/28/2007	729	P	1	N	10	Single Family	N	Y	0	120	95
163300976	80130	450000	2578.13	6	500000	0	450000	6.875	0	1	CO	90	360	360	8/1/2037	9/1/2007	7/23/2007	729	R	1	N	35	PUD	N	Y	0	120	95
176279749	80443	464000	2658.33	6	590000	580000	464000	6.875	0	1	CO	80	360	360	8/1/2037	9/1/2007	7/31/2007	731	P	1	N	10	Single Family	N	Y	0	120	95
176959059	91362	486400	2888	5	608000	608000	486400	7.125	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/1/2007	732	P	1	N	35	PUD	N	Y	0	120	95
170814135	22030	468000	2632.5	47	585000	0	468000	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/26/2007	733	R	1	N	35	PUD	N	Y	0	120	95
172101154	20165	456000	2565	47	580000	570000	456000	6.75	0	1	VA	80	360	360	9/1/2037	10/1/2007	8/3/2007	735	P	1	N	35	PUD	N	Y	0	120	95
178091693	92104	448000	2613.33	5	560000	0	448000	7	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/10/2007	738	R	1	N	10	Single Family	N	Y	0	120	95
178429566	11758	444000	2590	33	560000	555000	444000	7	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/14/2007	739	P	1	N	10	Single Family	N	Y	0	120	95
176859033	92082	460000	2587.5	5	575000	0	460000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	740	R	1	N	10	Single Family	N	Y	0	120	95
177815470	33027	444000	2867.5	10	555000	0	444000	7.75	0	1	FL	80	360	360	9/1/2037	10/1/2007	8/7/2007	740	R	1	N	35	PUD	N	Y	0	120	95
163343950	20001	448000	2566.67	9	560000	560000	448000	6.875	0	1	DC	80	360	360	8/1/2037	9/1/2007	7/27/2007	749	P	1	N	10	Single Family	N	Y	0	120	95
176266011	93012	449350	2855.24	5	473000	0	449350	7.625	0	1	CA	95	360	360	8/1/2037	9/1/2007	7/12/2007	750	R	1	N	20	Condominium	N	Y	0	120	95
168451497	33027	446500	2558.07	10	470000	470000	446500	6.875	0	1	FL	95	359	360	7/1/2037	8/1/2007	6/25/2007	751	P	1	N	35	PUD	N	Y	0	120	95
176874905	34787	460000	2635.42	10	575000	575000	460000	6.875	0	1	FL	80	360	360	8/1/2037	9/1/2007	7/27/2007	753	P	1	N	35	PUD	N	Y	0	120	95
177441247	90250	472000	2851.67	5	590000	590000	472000	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/26/2007	753	P	1	N	10	Single Family	N	Y	0	120	95
177091492	92057	498750	3169.14	5	525000	0	498750	7.625	0.62	1	CA	95	360	360	9/1/2037	10/1/2007	8/16/2007	753	R	1	N	35	PUD	N	Y	0	120	95
177088124	91601	1000000	5833.33	5	1300000	1300000	1000000	7	0	1	CA	76.92	360	360	9/1/2037	10/1/2007	8/3/2007	756	P	1	N	10	Single Family	N	Y	0	120	95
177026869	55391	709600	4065.42	24	890000	887000	709600	6.875	0	1	MN	80	360	360	9/1/2037	10/1/2007	8/15/2007	757	P	1	N	10	Single Family	N	Y	0	120	95
176326672	78738	530684	2985.1	44	670000	663356	530684	6.75	0	1	TX	80	360	360	8/1/2037	9/1/2007	7/24/2007	759	P	1	N	35	PUD	N	Y	0	120	95
162383427	91307	460000	2635.42	5	588000	575000	460000	6.875	0	1	CA	80	359	360	7/1/2037	8/1/2007	6/21/2007	768	P	1	N	10	Single Family	N	Y	0	120	95
176756689	91001	440000	2520.83	5	550000	550000	440000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/26/2007	781	P	1	N	10	Single Family	N	Y	0	120	95
171970485	22180	476000	2677.5	47	595000	595000	476000	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/23/2007	792	P	1	N	10	Single Family	N	Y	0	120	95
169802955	87508	425125	2612.75	32	455000	447500	425125	7.375	0	1	NM	95	360	360	8/1/2037	9/1/2007	7/11/2007	792	P	1	N	35	PUD	N	Y	0	120	95
163289687	94086	584000	3528.33	5	735000	730000	584000	7.25	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/16/2007	799	P	1	N	20	Condominium	N	Y	0	120	95
176409152	20148	520000	2925	47	650000	650000	520000	6.75	0	1	VA	80	360	360	8/1/2037	9/1/2007	7/31/2007	786	P	1	N	35	PUD	N	Y	0	120	96.46
162572130	92223	454050	2601.33	5	570000	567603	454050	6.875	0	1	CA	79.99	360	360	8/1/2037	9/1/2007	7/11/2007	665	P	1	N	35	PUD	N	Y	0	120	99.99
178679728	92782	519000	3027.5	5	649000	648846	519000	7	0	1	CA	79.99	360	360	9/1/2037	10/1/2007	8/16/2007	787	P	1	N	20	Condominium	N	Y	0	120	99.99
171096394	95121	664000	3942.5	5	830000	0	664000	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/17/2007	662	R	1	N	10	Single Family	N	Y	0	120	100
177846574	93446	456000	2707.5	5	575000	570000	456000	7.125	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/13/2007	670	P	1	N	10	Single Family	N	Y	0	120	100
177084787	95757	436000	2497.92	5	630000	545000	436000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/14/2007	678	P	1	N	10	Single Family	N	Y	0	120	100
154748902	95136	522084	2827.96	5	660000	652606	522084	6.5	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/25/2007	679	P	1	N	35	PUD	N	Y	0	120	100
176784033	60126	500000	3385.42	14	650000	650000	500000	8.125	0	1	IL	76.92	360	360	9/1/2037	10/1/2007	8/21/2007	679	P	1	N	10	Single Family	N	Y	0	120	100
170823296	10956	466400	2866.42	33	583000	583000	466400	7.375	0	1	NY	80	360	360	9/1/2037	10/1/2007	8/7/2007	684	P	1	N	10	Single Family	N	Y	0	120	100
168431823	92108	596000	3352.5	5	745000	0	596000	6.75	0	1	CA	80	359	360	7/1/2037	8/1/2007	6/26/2007	686	R	1	N	20	Condominium	N	Y	0	120	100
177254475	92691	719200	4270.25	5	935000	899000	719200	7.125	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/30/2007	696	P	1	N	10	Single Family	N	Y	0	120	100
176272548	92869	560000	3208.33	5	700000	700000	560000	6.875	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/19/2007	702	P	1	N	10	Single Family	N	Y	0	120	100
176174945	37067	434400	2443.5	43	543000	543000	434400	6.75	0	1	TN	80	360	360	8/1/2037	9/1/2007	7/20/2007	712	P	1	N	35	PUD	N	Y	0	120	100
163209685	89135	588000	3368.75	29	775000	735000	588000	6.875	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/3/2007	712	P	1	N	10	Single Family	N	Y	0	120	100
177090532	90077	840000	4812.5	5	1050000	1050000	840000	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/6/2007	713	P	1	N	10	Single Family	N	Y	0	120	100
171300216	92103	424800	2478	5	538000	531000	424800	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/12/2007	715	P	1	N	20	Condominium	N	Y	0	120	100
162040560	19428	528000	3135	39	660000	660000	528000	7.125	0	1	PA	80	359	360	7/1/2037	8/1/2007	6/22/2007	721	P	1	N	10	Single Family	N	Y	0	120	100
176572948	91320	460000	2683.33	5	583000	575000	460000	7	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/30/2007	731	P	1	N	20	Condominium	N	Y	0	120	100
178159084	95818	500000	2916.67	5	625000	625000	500000	7	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/14/2007	733	P	1	N	10	Single Family	N	Y	0	120	100
160743657	2644	468800	2539.33	22	588000	0	468800	6.5	0	1	MA	79.73	360	360	8/1/2037	9/1/2007	7/27/2007	735	R	1	N	10	Single Family	N	Y	0	120	100
178253942	76034	880000	5133.33	44	1100000	1100000	880000	7	0	1	TX	80	360	360	9/1/2037	10/1/2007	8/15/2007	737	P	1	N	10	Single Family	N	Y	0	120	100
160734512	22172	517500	2910.94	47	655000	646917	517500	6.75	0	1	VA	79.99	357	360	5/1/2037	6/1/2007	4/27/2007	739	P	1	N	35	PUD	N	Y	0	120	100
163371721	92620	650000	3791.67	5	850000	850000	650000	7	0	1	CA	76.47	360	360	9/1/2037	10/1/2007	8/2/2007	742	P	1	N	10	Single Family	N	Y	0	120	100
161956949	29926	650000	3927.08	41	850000	850000	650000	7.25	0	1	SC	76.47	360	360	8/1/2037	9/1/2007	7/3/2007	749	P	1	N	35	PUD	N	Y	0	120	100
177273573	28226	536000	3182.5	34	672000	670000	536000	7.125	0	1	NC	80	360	360	8/1/2037	9/1/2007	7/27/2007	753	P	1	N	35	PUD	N	Y	0	120	100
162765205	89044	588611	3430.67	29	775000	735764	588611	6.999	0	1	NV	80	360	360	8/1/2037	9/1/2007	7/11/2007	762	P	1	N	35	PUD	N	Y	0	120	100
161752308	30024	494720	2782.8	11	619000	618400	494720	6.75	0	1	GA	80	360	360	8/1/2037	9/1/2007	7/12/2007	768	P	1	N	35	PUD	N	Y	0	120	100
176063312	20009	486400	2736	9	623000	608000	486400	6.75	0	1	DC	80	360	360	8/1/2037	9/1/2007	7/30/2007	769	P	1	N	20	Condominium	N	Y	0	120	100
91047180	93021	566000	3183.75	5	710000	707500	566000	6.75	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/9/2007	772	P	1	N	35	PUD	N	Y	0	120	100
170747789	90248	448000	3173.33	5	560000	560000	448000	8.5	0	1	CA	80	359	360	7/1/2037	8/1/2007	6/15/2007	780	P	1	N	10	Single Family	N	Y	0	120	100
170876527	20607	535680	3013.2	21	700000	669600	535680	6.75	0	1	MD	80	360	360	9/1/2037	10/1/2007	8/9/2007	783	P	1	N	35	PUD	N	Y	0	120	100

Loan Num	Zip	Current SchBal	PIAmt	CHL State Cd	Apprsl Amt	Purchase Amt	Loan Amt	Note Rate	LPMI	Units Cnt	State	Calc LTV	Remaining Term	Amort Term	Maturity Dt	FirstPmt DueDt	MtgDt	Loan FICO Score	Fin Type	Occ Type	Refi Cash Out Flag	Prop Type	Prop Type Desc	Payoff Penalty Flag	Int Only Flag Bit	Payoff Penalty Win Months	Int Only Term Mon	CLTV
177254763	90274	650000	4108.44	5	1650000	0	650000	6.5	0	1	CA	39.39	360	360	9/1/2037	10/1/2007	8/9/2007	707	R	1	Y	10	Single Family	Y	N	60	0	51.52
171809152	91775	490000	3137.52	5	860000	0	490000	6.625	0	1	CA	56.98	360	360	8/1/2037	9/1/2007	6/25/2007	796	R	1	Y	10	Single Family	Y	N	60	0	56.98
172202280	30650	469000	3081	11	670000	0	469000	6.875	0	1	GA	70	360	360	8/1/2037	9/1/2007	7/25/2007	710	R	1	Y	10	Single Family	Y	N	60	0	70
177935195	92337	436000	2864.21	5	584000	0	436000	6.875	0	1	CA	74.66	360	360	9/1/2037	10/1/2007	8/14/2007	737	R	1	N	10	Single Family	Y	N	60	0	74.66
177928578	78041	440000	2853.83	44	550000	0	440000	6.75	0	1	TX	80	360	360	9/1/2037	10/1/2007	8/9/2007	722	R	1	N	35	PUD	Y	N	60	0	80
176312191	33029	431000	2795.46	10	580000	0	431000	6.75	0	1	FL	74.31	360	360	8/1/2037	9/1/2007	7/21/2007	727	R	1	N	10	Single Family	Y	N	60	0	94.4
162903694	89145	449957.36	3110.11	29	563000	562875	450300	7.375	0	1	NV	80	359	360	7/1/2037	8/1/2007	6/21/2007	730	P	1	N	35	PUD	Y	N	60	0	94.99
172554874	93012	462800	3040.27	5	585000	578500	462800	6.875	0	1	CA	80	360	360	9/1/2037	10/1/2007	8/2/2007	692	P	1	N	35	PUD	Y	N	60	0	95
176667787	91776	428000	2776	5	535000	0	428000	6.75	0	1	CA	80	360	360	8/1/2037	9/1/2007	7/18/2007	731	R	1	N	10	Single Family	Y	N	60	0	95
172042411	90720	485000	2728.13	5	785000	0	485000	6.75	0	1	CA	61.78	359	360	7/1/2037	8/1/2007	6/19/2007	724	R	1	Y	10	Single Family	Y	Y	36	120	61.78